As filed with the Securities and Exchange Commission on September
25, 2009

                                                         File Nos.
                                                         002-30203
                                                         811-01608

                  SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D.C. 20549
                              FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

      Pre-Effective Amendment No.  _____

      Post-Effective Amendment No. 52                    (X)

                               and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

      Amendment No.   36                                (X)

                    FRANKLIN HIGH INCOME TRUST
        (Exact Name of Registrant as Specified in Charter)

          ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        (Address of Principal Executive Offices) (Zip Code)

  Registrant's Telephone Number, Including Area Code (650) 312-2000

     CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
          (Name and Address of Agent for Service of Process)

Approximate Date of Proposed Public Offering:

It is proposed that this filing will become effective (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)
[x] on October 1, 2009 pursuant to paragraph (b)
[ ] 60 days after filing pursuant to paragraph (a)(1)
[ ] on (date) pursuant to paragraph (a)(1)
[ ] 75 days after filing pursuant to paragraph (a)(2)
[ ] on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

[ ] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.
October 1, 2009
The SEC has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Franklin High Income Trust
Class A, B, C, R & Advisor	PROSPECTUS
Franklin High Income Fund

Contents

THE FUND
INFORMATION ABOUT THE FUND YOU SHOULD KNOW BEFORE INVESTING	Goals and Strategies Main Risks Performance Fees and Expenses Management Distributions and Taxes Financial Highlights

YOUR ACCOUNT
INFORMATION ABOUT SALES CHARGES, QUALIFIED INVESTORS, ACCOUNT TRANSACTIONS AND SERVICES	Choosing a Share Class Buying Shares Investor Services Selling Shares Exchanging Shares Account Policies Questions

FOR MORE INFORMATION
WHERE TO LEARN MORE ABOUT THE FUND	Back Cover

THE FUND

Goals and Strategies

Goals

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

Main Investment Strategies

Under normal market conditions, the Fund invests substantially in high yield, lower-rated debt securities and preferred stocks.

Lower-rated securities generally pay higher yields than more highly rated securities to compensate investors for the higher risk.

A debt security represents an obligation of an issuer to repay a loan of money to it and generally provides for the payment of interest. These include bonds, notes, debentures and convertible securities. The Fund may invest in senior and subordinated debt securities. Subordinated debt is more risky because its holder will be paid only after the holders of senior debt securities are paid. The Fund may invest in "zero coupon bonds," which are debt securities that typically pay interest only at maturity rather than periodically during the life of the security and are issued at a significant discount from their principal amount.

The Fund may invest up to 100% of its total assets in debt securities that are rated below investment grade, sometimes called "junk bonds." Investment grade debt securities are rated in one of the top four ratings categories by independent rating organizations such as Standard & Poor's (S&P®) and Moody's Investors Service (Moody's). The Fund may buy both rated and unrated debt securities including securities rated below B by Moody's or S&P®.

The Fund's manager is a research driven, fundamental investor that relies on a team of analysts to provide in-depth industry expertise and uses both qualitative and quantitative analysis to evaluate companies. As a "bottom-up" investor, the manager focuses primarily on individual securities. The manager also considers sectors when choosing investments.

In selecting securities for the Fund's investment portfolio, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis to evaluate the creditworthiness of the issuer. The manager considers a variety of factors, including the issuer's experience and managerial strength, its sensitivity to economic conditions, and its current financial condition.

The Fund may invest in securities issued by companies and governments in any foreign country, developed or developing. Foreign securities held by the Fund generally will be denominated in U.S. dollars and traded on U.S. markets.

The Fund may invest a portion of its assets in bank loans and loan participations. Loan participations represent fractional interests in a company's indebtedness and are generally made available by banks or other institutional investors.

The Fund may from time to time enter into certain transactions involving derivatives, particularly credit default swap agreements, interest rate swap agreements and currency forwards. The use of credit default swaps and interest rate swaps may allow the Fund to obtain net long or net short exposures to selected credit risks, interest rate or derivatives or for the purposes, of enhancing Fund returns, increasing liquidity, gaining exposure to particular instruments in more efficient or less expensive ways and/or hedging risks related to change in interest rate and other market factors. When used fro hedging purposes, a forward contract could be used to protect against possible decline in a currency's value when a security held or to be purchased by the Fund is denominated in that currency. The manager considers various factors, such as availability and cost, in deciding whether, when and to what extent to enter into derivative transactions.

A forward contract is an obligation to purchase or sell a specific foreign currency at an agreed exchange rate (price) at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market.

The Fund may invest in credit-linked securities, such as credit-linked notes, as a means of investing more rapidly and efficiently in permitted segments of the debt securities markets. Credit-linked securities are structured debt securities that derive their value based on the credit risk of one or more reference securities such as corporate debt obligations, credit default swaps on corporate debt or bank loan obligations.

The Fund invests substantially in high yield, lower-rated debt securities.

Commodity Exchange Act Exclusion

The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act (CEA), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Temporary Investments

When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. In these circumstances, the Fund may be unable to achieve its investment goals.

Main Risks

Because the securities the Fund holds fluctuate in price, the value of your investment in the Fund will go up and down. You could lose money.

Credit

An issuer of debt securities may be unable to make interest payments and repay principal when due. Changes in an issuer's financial strength or in a security's credit rating may affect a security's value and, thus, impact Fund performance.

Lower-rated securities.   Junk bonds generally have more credit risk than higher-rated securities.

Companies issuing high yield debt securities are not as strong financially as those issuing securities with higher credit ratings. These companies are more likely to encounter financial difficulties and are more vulnerable to changes in the economy, such as a recession or a sustained period of rising interest rates, that could affect their ability to make interest and principal payments. If an issuer stops making interest and/or principal payments, payments on the securities may never resume. These securities may be worthless and the Fund could lose its entire investment.

The prices of high yield debt securities fluctuate more than higher-quality securities. Prices are especially sensitive to developments affecting the company's business and to changes in the ratings assigned by rating agencies. Prices often are closely linked with the company's stock prices and typically rise and fall in response to factors that affect stock prices. In addition, the entire high yield securities market can experience sudden and sharp price swings due to changes in economic conditions, stock market activity, large sustained sales by major investors, a high-profile default, or other factors.

High yield securities generally are less liquid than higher-quality securities. Many of these securities do not trade frequently, and when they do their prices may be significantly higher or lower than expected. At times, it may be difficult to sell these securities promptly at an acceptable price, which may limit the Fund's ability to sell securities in response to specific economic events or to meet redemption requests.

Substantial declines in the prices of high yield debt securities can dramatically increase the yield of such bonds. The decline in market prices may reflect an expectation that the issuer(s) may be at greater risk of defaulting on the obligation to pay interest and principal when due. Therefore, substantial increases in yield may reflect a greater risk by the Fund of losing some or part of its investment rather than any increase in income that the debt security or securities may pay to the Fund on its investment.

Interest Rate

When interest rates rise, fixed-rate debt security prices generally fall. The opposite is also true: fixed-rate debt security prices generally rise when interest rates fall. In general, securities with longer maturities are more sensitive to these price changes.

Income

Since the Fund can only distribute what it earns, the Fund's distributions to shareholders may decline when interest rates fall.

Foreign Securities

Investing in foreign securities, including securities of foreign governments and foreign securities traded on U.S. markets, typically involves more risks than investing in U.S. securities. Certain of these risks also may apply to securities of U.S. companies with significant foreign operations. These risks can increase the potential for losses in the Fund and affect its share price.

Currency exchange rates.   Although foreign securities held by the Fund generally will be denominated in U.S. dollars, some foreign securities may be issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar, as well as between currencies of countries other than the U.S. For example, if the value of the U.S. dollar goes up compared to a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars.

Political and economic developments.   The political, economic and social structures of some foreign countries may be less stable and more volatile than those in the U.S. Investments in these countries may be subject to the risks of internal and external conflicts, currency devaluations, foreign ownership limitations and tax increases. It is possible that a government may take over the assets or operations of a company or impose restrictions on the exchange or export of currency or other assets. Some countries also may have different legal systems that may make it difficult for the Fund to vote proxies, exercise shareholder rights, and pursue legal remedies with respect to its foreign investments. Diplomatic and political developments, including rapid and adverse political changes, social instability, regional conflicts, terrorism and war, could affect the economies, industries and securities and currency markets, and the value of the Fund’s investments, in non-U.S. countries. These factors are extremely difficult, if not impossible, to predict and take into account with respect to the Fund’s investments.

Trading practices.   Brokerage commissions and other fees generally are higher for foreign securities. Government supervision and regulation of foreign securities markets, currency markets, trading systems and brokers may be less than in the U.S. The procedures and rules governing foreign transactions and custody (holding of the Fund's assets) also may involve delays in payment, delivery or recovery of money or investments.

Availability of information.   Foreign companies may not be subject to the same disclosure, accounting, auditing and financial reporting standards and practices as U.S. companies. Thus, there may be less information publicly available about foreign companies than about most U.S. companies.

Limited markets.   Certain foreign securities may be less liquid (harder to sell) and their prices may be more volatile than many U.S. securities. This means the Fund may at times be unable to sell foreign securities at favorable prices.

Call

A debt security may be prepaid (called) before maturity. An issuer is more likely to call its securities when interest rates are falling, because the issuer can issue new securities with lower interest payments. If a security is called, the Fund may have to replace it with a lower-yielding security. At any time, the Fund may have a large amount of its assets invested in debt securities subject to call risk. A call of some or all of these securities may lower the Fund's income and yield and its distributions to shareholders.

Derivative Securities

The performance of derivative instruments depends largely on the performance of an underlying instrument or index. Derivative instruments involve costs, may be volatile, and may involve a small initial investment relative to the risk assumed. Their successful use will usually depend on the manager’s ability to accurately forecast movements in the market relating to the underlying instrument. Should a market or markets, or prices of particular classes of investments move in an unexpected manner, especially in unusual or extreme market conditions, the Fund may not achieve the anticipated benefits of the transaction, and it may realize losses, which could be significant. If the manager is not successful in using such derivative instruments, the Fund’s performance may be worse than if the manager did not use such derivative instruments at all. To the extent that the Fund uses such instruments for hedging purposes, there is the risk of imperfect correlation between movements in the value of the derivative instrument and the value of underlying investment or other asset being hedged. There is also the risk, especially under extreme market conditions, that an instrument, which usually would operate as a hedge, provides no hedging benefits at all.

Use of these instruments could also result in a loss if the counterparty to the transaction (with respect to OTC options, swap agreements and forward currency contracts) does not perform as promised, including because of such counterparty’s bankruptcy or insolvency. This risk may be heightened during volatile market conditions. Other risks include the inability to close out a position because the trading market becomes illiquid (particularly in the OTC markets) or the availability of counterparties becomes limited for a period of time. In addition, the presence of speculators in a particular market could lead to price distortions. To the extent that the Fund is unable to close out a position because of market illiquidity, the Fund may not be able to prevent further losses of value in its derivatives holdings and the Fund’s liquidity may be impaired to the extent that it has a substantial portion of its otherwise liquid assets marked as segregated to cover its obligations under such derivative instruments. The Fund may also be required to take or make delivery of an underlying instrument that the manager would otherwise have attempted to avoid. Some derivatives can be particularly sensitive to changes in interest rates or other market prices. Investors should bear in mind that, while the Fund intends to use derivative strategies on a regular basis, it is not obligated to actively engage in these transactions, generally or in any particular kind of derivative, if the manager elects not to do so due to availability, cost or other factors.

The use of derivative strategies may also have a tax impact on the Fund. The timing and character of income, gains or losses from these strategies could impair the ability of the manager to utilize derivatives when it wishes to do so.

Credit-Linked Securities

Credit-linked securities are structured debt securities that derive their value based on the credit risk of one or more reference securities such as corporate debt obligations and credit default swaps thereon or bank loan obligations. The Fund may lose money investing in credit-linked securities if a credit event (for example, a bankruptcy or failure to pay interest or principal or a restructuring) occurs with respect to a reference security, if the underlying securities otherwise perform poorly, or if certain counterparties fail to satisfy their obligations. The market for credit-linked securities may suddenly become illiquid, making it difficult for the Fund to sell such securities promptly at an acceptable price.

Floating Rate Corporate Loans

The Fund is subject to the risk that the scheduled interest or principal payments on its floating rate investments will not be paid. In the event that a nonpayment occurs, the value of that obligation likely will decline. In turn, the net asset value of the Fund’s shares also will decline. Floating rate investments may be issued in connection with highly leveraged transactions. Such transactions include leveraged buyout loans, leveraged recapitalization loans, and other types of acquisition financing. These obligations are subject to greater credit risks than other investments including a greater possibility that the borrower may default or go into bankruptcy.

More detailed information about the Fund, its policies and risks can be found in the Fund's Statement of Additional Information (SAI).

A description of the Fund's policies and procedures regarding the release of portfolio holdings information is also available in the Fund's SAI. Portfolio holdings information can be viewed online at franklintempleton.com.

Mutual fund shares are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government. Mutual fund shares involve investment risks, including the possible loss of principal.

Performance

This bar chart and table show the volatility of the Fund's returns, which is one indicator of the risks of investing in the Fund. The bar chart shows changes in the Fund's returns from year to year over the calendar years shown. The table shows how the Fund's average annual total returns compare to those of a broad-based securities market index. Of course, past performance (before or after taxes) cannot predict or guarantee future results. All Fund performance assumes reinvestment of dividends and capital gains.

CLASS A ANNUAL TOTAL RETURNS1

Best Quarter:	Q2'03	12.36%
Worst Quarter:	Q4'08	-14.25%

AVERAGE ANNUAL TOTAL RETURNS	For the periods ended December 31, 2008
	1 Year	5 Years	10 Years
Franklin High Income Fund - Class A2
Return Before Taxes	-25.81%	-0.60%	1.96%
Return After Taxes on Distributions	-28.01%	-3.19%	-1.30%
Return After Taxes on Distributions and Sale of Fund Shares	-16.51%	1.79%	-0.23%
Credit Suisse High Yield Index[3]	-26.17%	-0.58%	2.87%
Lipper High Current Yield Funds Classification Average[4]	-25.92%	-1.52%	1.20%

(index reflects no deduction for fees, expenses, or taxes)

	1 Year	5 Years	10 Years
Franklin High Income Fund - Class B2	-25.40%	-0.43%	2.00%
Credit Suisse High Yield Index[3]	-26.17%	-0.58%	2.87%
Lipper High Current Yield Funds Classification Average[4]	-25.92%	-1.52%	1.20%

	1 Year	5 Years	10 Years
Franklin High Income Fund - Class C2	-23.54%	-0.17%	1.87%
Credit Suisse High Yield Index[3]	-26.17%	-0.58%	2.87%
Lipper High Current Yield Funds Classification Average[4]	-25.92%	-1.52%	1.20%

	1 Year	5 Years	10 Years
Franklin High Income Fund - Class R5	-23.11%	-0.13%	2.05%
Credit Suisse High Yield Index[3]	-26.17%	-0.58%	2.87%
Lipper High Current Yield Funds Classification Average[4]	-25.92%	-1.52%	1.20%

	1 Year	5 Years	10 Years
Franklin High Income Fund - Advisor Class	-22.43%	0.39%	2.53%
Credit Suisse High Yield Index[3]	-26.17%	-0.58%	2.87%
Lipper High Current Yield Funds Classification Average[4]	-25.92%	-1.52%	1.20%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns depend on your particular tax situation and may differ from those shown.

These after-tax return figures do not apply to you if you hold your Fund shares through a tax-deferred arrangement such as a 401(k) plan or individual retirement account. The Fund's past performance, before and after taxes, is not necessarily an indication of how it will perform in the future.

After-tax returns are shown only for Class A; after-tax returns for other classes of shares will vary.

1. Figures do not reflect sales charges. If they did, returns would be lower. As of June 30, 2009, the Fund's year-to-date return was 22.86% for Class A.

2. Figures reflect sales charges.

3. Sources: © 2009 Morningstar. The Credit Suisse High Yield Index is designed to mirror the investible universe of the U.S. dollar denominated high yield debt market. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

4. Sources: Lipper Inc. The Lipper High Current Yield Funds Classification Average is calculated by averaging the total returns of funds within the Lipper High Current Yield Funds classification in the Lipper Open-End underlying funds universe for the period indicated. Lipper High Current Yield Funds are defined as funds that aim at high (relative) current yield from fixed income securities, have no quality or maturity restrictions, and tend to invest in lower grade debt issues. For the 12-month period ended 5/31/09, there were 460 funds in this category. Lipper calculations do not include sales charges. Indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

5. Effective January 1, 2002, the Fund began offering Class R shares, which do not have initial sales charges. Performance quotations for this class reflect the following methods of calculation: (a) for periods prior to January 1, 2002, a restated figure is used based on the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, reflecting the Rule 12b-1 rate differential between Class A and R; and (b) for periods after January 1, 2002, actual Class R performance is used reflecting all charges and fees applicable to that class.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

SHAREHOLDER FEES	(fees paid directly from your investment)
	Class A	Class B1	Class C	Class R	Advisor Class
Maximum sales charge (load) as a percentage of offering price	4.25%[2]	4.00%	1.00%	None	None
Load imposed on purchases	4.25%[2]	None	None	None	None
Maximum deferred sales charge (load)	None[3]	4.00%[4]	1.00%	None	None

1. New or additional investments into Class B are no longer permitted. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges.

2. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

3. There is a 0.75% contingent deferred sales charge that applies to investments of $1 million or more (see "Sales Charges - Class A" under "Choosing a Share Class") and purchases by certain retirement plans without an initial sales charge.

4. Declines to zero after six years.

Please see "Choosing a Share Class" for an explanation of how and when these sales charges apply.

ANNUAL FUND OPERATING EXPENSES[1]	(expenses deducted from Fund assets)
	Class A	Class B	Class C	Class R	Advisor Class
Management fees[2]	0.46%	0.46%	0.46%	0.46%	0.46%
Distribution and service (12b-1) fees	0.15%	0.65%	0.65%	0.50%	None
Other expenses	0.18%	0.18%	0.18%	0.18%	0.18%
Acquired fund fees and expenses[3]	0.01%	0.01%	0.01%	0.01%	0.01%
Total annual Fund operating expenses2, [3]	0.80%	1.30%	1.30%	1.15%	0.65%
Management fee reduction[2]	-0.01%	-0.01%	-0.01%	-0.01%	-0.01%
Net annual Fund operating expenses[3]	0.79%	1.29%	1.29%	1.14%	0.64%

1. In periods of market volatility, assets may decline significantly, causing total annual fund operating expenses to become higher than the numbers shown in the table above.

2. The investment manager had agreed in advance to reduce its fee to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.

3. Net annual Fund operating expenses differ from the ratio of expenses to average net assets shown in the Financial Highlights, which reflect the operating expenses of the Fund and do not include acquired fund fees and expenses.

Example

This example can help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes:

  You invest $10,000 for the periods shown;
  Your investment has a 5% return each year; and
  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
If you sell your shares at the end of the period:
Class A	$ 502[1]	$ 667	$ 845	$ 1,361
Class B	$ 531	$ 709	$ 908	$ 1,419[2]
Class C	$ 231	$ 409	$ 708	$ 1,556
Class R	$ 116	$ 362	$ 628	$ 1,386
Advisor Class	$ 65	$ 205	$ 357	$ 798
If you do not sell your shares:
Class B	$ 131	$ 409	$ 708	$ 1,419[2]
Class C	$ 131	$ 409	$ 708	$ 1,556

1. Assumes a contingent deferred sales charge will not apply.

2. Assumes conversion of Class B shares to Class A shares after eight years, lowering your annual expenses from that time on.

Special Servicing Agreement

Effective May 1, 2009, the Fund, which is an underlying investment fund of one or more funds of Franklin Templeton Fund Allocator Series Funds (the "Allocator Funds"), entered into a Special Servicing Agreement with the Allocator Funds and certain service providers of the Fund and the Allocator Funds, pursuant to which the Fund pays a portion of the Allocator Funds' expenses, including transfer agency and shareholder servicing costs, to the extent such payments are less than the amount of the benefits realized or expected to be realized by the Fund from the investment in the Fund by the Allocator Funds. The investment manager and fund administrator of the Fund have voluntarily agreed to limit the increase in the Fund's net annual operating expense ratio that results from the implementation of the Special Servicing Agreement at 0.02% through April 30, 2010.

Management

Franklin Advisers, Inc. (Advisers), One Franklin Parkway, San Mateo, CA 94403-1906, is the Fund's investment manager. Together, Advisers and its affiliates manage over $495 billion in assets.

The Fund is managed by a team of dedicated professionals focused on investments in high yield, lower rated debt securities.

The portfolio managers of the team are as follows:

CHRISTOPHER J. MOLUMPHY, CFA   Executive Vice President and Director of Advisers

Mr. Molumphy has been a portfolio manager of the Fund since 1991. He has primary responsibility for the investments of the Fund. Mr. Molumphy has final authority over all aspects of the Fund's investment portfolio, including but not limited to, purchases and sales of individual securities, portfolio risk assessment, and the management of daily cash balances in accordance with anticipated management requirements. The degree to which he may perform these functions, and the nature of these functions, may change from time to time. Mr. Molumphy joined Franklin Templeton Investments in 1988.

ERIC G. TAKAHA, CFA   Senior Vice President of Advisers

Mr. Takaha has been a portfolio manager of the Fund since 2005, providing research and advice on the purchases and sales of individual securities, and portfolio risk assessment. He joined Franklin Templeton Investments in 1989.

CFA® and Chartered Financial Analyst® are trademarks owned by CFA Institute.

The Fund’s SAI provides additional information about portfolio manager compensation, other accounts that they manage and their ownership of Fund shares.

The Fund pays Advisers a fee for managing the Fund's assets. For the fiscal year ended May 31, 2009, management fees, before any reduction were 0.46% of the Fund's average monthly net assets. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund's investment in a Franklin Templeton money fund, the Fund paid 0.45% of its average monthly net assets to the manager for its services. This reduction is required by the Fund's board of trustees and an exemptive order by the Securities and Exchange Commission.

A discussion regarding the basis for the board of trustees approving the investment management contract of the Fund is available in the Fund's annual report to shareholders for the fiscal year ended May 31.

In 2003 and 2004, multiple lawsuits were filed against Franklin Resources, Inc., and certain of its investment advisor subsidiaries, among other defendants, alleging violations of federal securities and state laws and seeking, among other relief, monetary damages, restitution, removal of fund trustees, directors, investment managers, administrators and distributors, rescission of management contracts and 12b-1 plans, and/or attorneys’ fees and costs. Specifically, the lawsuits claim breach of duty with respect to alleged arrangements to permit market timing and/or late trading activity, or breach of duty with respect to the valuation of the portfolio securities of certain Templeton funds managed by Franklin Resources, Inc. subsidiaries, allegedly resulting in market timing activity. The lawsuits are styled as class actions, or derivative actions on behalf of either the named funds or Franklin Resources, Inc., and have been consolidated for pretrial purposes, along with hundreds of other similar lawsuits against other mutual fund companies. All of the Franklin Templeton Investments mutual funds that were named in the litigation as defendants have since been dismissed, as have the independent trustees to those funds.

Franklin Resources, Inc. previously disclosed these private lawsuits in its regulatory filings and on its public website. Any material updates regarding these matters will be disclosed in Franklin Resources, Inc.’s Form 10-Q or Form 10-K filings with the U.S. Securities and Exchange Commission.

Distributions and Taxes

Income and Capital Gain Distributions

The Fund has qualified to be treated as a regulated investment company under the Internal Revenue Code (Code). As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The Fund intends to pay an income dividend monthly from its net investment income. Capital gains, if any, may be distributed at least annually. The amount of any distribution will vary, and there is no guarantee the Fund will pay either income dividends or a capital gain distribution. Your income dividends and capital gain distribution will be automatically reinvested in additional shares at net asset value (NAV) unless you elect to receive cash payments.

Annual statements.   Shortly after the end of each calendar year, you will receive a statement that shows the tax status of distributions you received the previous year, including, for U.S. investors, the amount of any qualified dividend income subject to tax at capital gains rates, and, for non-U.S. investors, the amount of your ordinary dividends that are exempt from nonresident alien withholding taxes because they are interest-related or short-term capital gain dividends. Distributions declared in December but paid in January are taxable as if they were paid in December.

The Fund may at times find it necessary to reclassify income after it issues your tax reporting statement. This can result from rules in the Code that effectively prevent regulated investment companies such as the Fund from ascertaining with certainty until after the calendar year end the final amount and character of distributions the Fund has received on its investments during the prior calendar year. Prior to issuing your statement, Franklin Templeton Investments makes every effort to identify reclassifications of income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected tax reporting statement to reflect reclassified information. If you receive a corrected tax reporting statement, use the information on this statement, and not the information on your original statement, in completing your tax returns.

Avoid "buying a dividend."   If you invest in the Fund shortly before it makes a distribution, you may receive some of your investment back in the form of a taxable distribution. For example, if you buy 500 shares in the Fund on December 10th at the Fund's NAV of $10 per share, and the Fund makes a distribution on December 15th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund's market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share distribution in additional Fund shares.

Tax Considerations

In general, if you are a taxable investor, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash.

Dividend income.   A portion of the income dividends paid to you by the Fund may be qualified dividends subject to taxation at the long-term capital gain rates. In general, income dividends from portfolio investments in the stock of domestic corporations and qualified foreign corporations are permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations continue to be taxed at the higher ordinary income tax rates. Because the Fund has a higher percentage of its investments in debt securities, it is anticipated that none or only a small portion of the income dividends paid to you by the Fund may be qualified dividends eligible for taxation by individuals at long-term capital gain rates. The reduced rates of taxation on qualified dividends are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Distributions of capital gains.   Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable as long-term capital gains no matter how long you have owned your shares. Long-term capital gain distributions to individuals qualify for the 15% tax rate. For individuals in the 10% and 15% tax brackets, the tax rate is 0% on distributions of net capital gains realized by the Fund or on net capital gains that you realize on the sale of your Fund shares in calendar years 2008 through 2010. These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date.

Sales of Fund shares.   When you sell your shares in the Fund, you may realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Franklin Templeton fund is the same as a sale, and will normally generate a gain or loss that will be reported to you in your year-end tax information. An exchange of your shares in one class in the Fund for shares of another class in the same Fund is not a taxable event, and no gain or loss will be reported on such a transaction.

If you have owned your Fund shares for more than one year, any gains reportable on the sale of your shares will qualify for the reduced rates of taxation on capital gains as discussed above.

Backup withholding.   If you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding at a rate of 28% on any distributions of income, capital gains or proceeds from the sale of your shares. The Fund also must withhold if the Internal Revenue Service (IRS) instructs it to do so.

State and local taxes.   Distributions of ordinary income and capital gains, if any, and gains from the sale of your Fund shares generally are subject to state and local taxes.

Non-U.S. investors.   Non-U.S. investors may be subject to a U.S. withholding tax at a 30% or lower treaty rate on all Fund dividends of ordinary income. Non-U.S. investors may also be subject to U.S. estate tax on their investment in the Fund. They also have special certification requirements that, if not met, can subject them to backup withholding on any dividends, distributions and redemption proceeds that they receive from the Fund. Each of these subjects is discussed in greater detail in the “Distributions and Taxes – Non-U.S. investors” section of the SAI.

Exemptions from withholding of U.S. tax are currently provided for the following distributions when paid by the Fund to nonresident alien investors:

  capital gain dividends paid out of net long-term capital gains, and interest-related dividends paid out of qualified net interest income from U.S. sources, and short-term capital gain dividends paid out of net short-term capital gains. The exemptions from withholding on interest-related and short-term capital gain dividends are now due to sunset at the Fund's fiscal year end in 2010. Any ordinary dividends, including dividends paid from interest income and net short-term capital gains, that are paid out of income or gains earned by the Fund after this sunset date will be subject to nonresident withholding taxes, unless this exemption is extended or made permanent before the sunset date.

Other tax information.   This discussion of "Distributions and Taxes" is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Financial Highlights

These tables present the Fund's financial performance for the past five years or since inception. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and capital gains. This information has been derived from the financial statements audited by PricewaterhouseCoopers LLP, whose report, along with the Fund's financial statements, are included in the annual report, which is available upon request.

CLASS A	Year Ended May 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.01	$ 2.17	$ 2.08	$ 2.09	$ 2.02

Income from investment operations:[a]
Net investment income[b]	0.14	0.15	0.15	0.15	0.16
Net realized and unrealized gains (losses)	-0.34	-0.15	0.10	-0.01	0.06

Total from investment operations	-0.20	—	0.25	0.14	0.22

Less distributions from net investment income	-0.15	-0.16	-0.16	-0.15	-0.15

Redemption feesc, [d]	—	—	—	—	—

Net asset value, end of year	$ 1.66	$ 2.01	$ 2.17	$ 2.08	$ 2.09

Total return[e]	-9.23%	0.02%	12.29%	6.89%	11.14%

Ratios to average net assets
Expenses[f]	0.78%	0.74%	0.76%	0.75%	0.74%
Net investment income	8.80%	7.62%	7.33%	7.17%	7.40%

Supplemental data
Net assets, end of year (000’s)	$ 1,811,866	$ 2,044,744	$ 2,278,898	$ 2,165,990	$ 2,233,772
Portfolio turnover rate	26.56%	31.17%	38.27%	29.26%	30.19%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

CLASS B	Year Ended May 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.00	$ 2.16	$ 2.07	$ 2.08	$ 2.02

Income from investment operations:[a]
Net investment income[b]	0.14	0.14	0.14	0.14	0.14
Net realized and unrealized gains (losses)	-0.34	-0.15	0.09	-0.01	0.06

Total from investment operations	-0.20	-0.01	0.23	0.13	0.20

Less distributions from net investment income	-0.14	-0.15	-0.14	-0.14	-0.14

Redemption feesc, [d]	—	—	—	—	—

Net asset value, end of year	$ 1.66	$ 2.00	$ 2.16	$ 2.07	$ 2.08

Total return[e]	-9.21%	-0.51%	11.78%	6.35%	10.09%

Ratios to average net assets
Expenses[f]	1.28%	1.25%	1.26%	1.25%	1.24%
Net investment income	8.30%	7.11%	6.83%	6.67%	6.90%

Supplemental data
Net assets, end of year (000’s)	$ 67,059	$ 114,793	$ 164,690	$ 184,076	$ 207,881
Portfolio turnover rate	26.56%	31.17%	38.27%	29.26%	30.19%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

CLASS C	Year Ended May 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.02	$ 2.18	$ 2.09	$ 2.10	$ 2.03

Income from investment operations:[a]
Net investment income[b]	0.14	0.15	0.14	0.14	0.15
Net realized and unrealized gains (losses)	-0.35	-0.16	0.09	-0.01	0.06

Total from investment operations	-0.21	-0.01	0.23	0.13	0.21

Less distributions from net investment income	-0.14	-0.15	-0.14	-0.14	-0.14

Redemption feesc, [d]	—	—	—	—	—

Net asset value, end of year	$ 1.67	$ 2.02	$ 2.18	$ 2.09	$ 2.10

Total return[e]	-9.65%	-0.50%	11.67%	6.31%	10.53%

Ratios to average net assets
Expenses[f]	1.28%	1.25%	1.26%	1.25%	1.24%
Net investment income	8.30%	7.11%	6.83%	6.67%	6.90%

Supplemental data
Net assets, end of year (000’s)	$ 310,399	$ 332,785	$ 384,421	$ 361,701	$ 388,250
Portfolio turnover rate	26.56%	31.17%	38.27%	29.26%	30.19%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

CLASS R	Year Ended May 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.02	$ 2.19	$ 2.09	$ 2.10	$ 2.03

Income from investment operations:[a]
Net investment income[b]	0.14	0.15	0.15	0.14	0.15
Net realized and unrealized gains (losses)	-0.33	-0.17	0.10	-0.01	0.06

Total from investment operations	-0.19	-0.02	0.25	0.13	0.21

Less distributions from net investment income	-0.15	-0.15	-0.15	-0.14	-0.14

Redemption feesc, [d]	—	—	—	—	—

Net asset value, end of year	$ 1.68	$ 2.02	$ 2.19	$ 2.09	$ 2.10

Total return[e]	-9.01%	-0.79%	12.33%	6.45%	10.68%

Ratios to average net assets
Expenses[f]	1.13%	1.10%	1.11%	1.10%	1.09%
Net investment income	8.45%	7.26%	6.98%	6.82%	7.05%

Supplemental data
Net assets, end of year (000’s)	$ 42,459	$ 35,766	$ 26,671	$ 9,972	$ 5,300
Portfolio turnover rate	26.56%	31.17%	38.27%	29.26%	30.19%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

f. Benefit of expense reduction rounds to less than 0.01%.

ADVISOR CLASS	Year Ended May 31,
	2009	2008	2007	2006	2005
Per share operating performance (for a share outstanding throughout the year)
Net asset value, beginning of year	$ 2.01	$ 2.17	$ 2.08	$ 2.09	$ 2.02

Income from investment operations:[a]
Net investment income[b]	0.14	0.16	0.16	0.15	0.16
Net realized and unrealized gains (losses)	-0.34	-0.16	0.09	-0.01	0.06

Total from investment operations	-0.20	—	0.25	0.14	0.22

Less distributions from net investment income	-0.15	-0.16	-0.16	-0.15	-0.15

Redemption feesc, [d]	—	—	—	—	—

Net asset value, end of year	$ 1.66	$ 2.01	$ 2.17	$ 2.08	$ 2.09

Total return	-9.12%	0.18%	12.44%	7.06%	11.29%

Ratios to average net assets
Expenses[e]	0.63%	0.60%	0.61%	0.60%	0.59%
Net investment income	8.95%	7.76%	7.48%	7.32%	7.55%

Supplemental data
Net assets, end of year (000’s)	$ 149,485	$ 56,656	$ 56,593	$ 43,502	$ 28,231
Portfolio turnover rate	26.56%	31.17%	38.27%	29.26%	30.19%

a. The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations in the annual report for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

b. Based on average daily shares outstanding.

c. Amount rounds to less than $0.01 per share.

d. Effective September 1, 2008, the redemption fee was eliminated.

e. Benefit of expense reduction rounds to less than 0.01%.

YOUR ACCOUNT

The board of trustees has approved the termination of offering Class B shares. Existing shareholders of Class B shares may continue as Class B shareholders, continue to reinvest dividends into Class B shares and exchange their Class B shares for Class B shares of other Franklin Templeton funds as permitted by the current exchange privileges. New or additional investments into Class B are not permitted. For Class B shares outstanding on February 28, 2005 and Class B shares acquired upon reinvestment of dividends, all Class B share attributes, including the associated Rule 12b-1 fee, contingent deferred sales charge and conversion features, will continue.

Choosing a Share Class

Each class has its own sales charge and expense structure, allowing you to choose the class that best meets your situation. Your investment representative can help you decide. Investors may purchase Class C or Class R shares only for Fund accounts on which they have appointed an investment representative (financial advisor) of record. Investors who have not appointed an investment representative (financial advisor) to existing Class C or Class R share Fund accounts, may not make additional purchases to those accounts but may exchange their shares to a Franklin Templeton fund that offers Class C or Class R shares. Dividend and capital gain distributions may continue to be reinvested in existing Class B, Class C or Class R share Fund accounts. These provisions do not apply to Employer Sponsored Retirement Plans.

Class A	Class C	Class R	Advisor Class
Initial sales charge of 4.25% or less	No initial sales charge	No initial sales charge	See "Qualified Investors - Advisor Class" below
Deferred sales charge of 0.75% on purchases of $1 million or more sold within 18 months	Deferred sales charge of 1% on shares you sell within 12 months	Deferred sales charge is not applicable
Lower annual expenses than Class C or R due to lower distribution fees	Higher annual expenses than Class A due to higher distribution fees	Higher annual expenses than Class A due to higher distribution fees (lower than Class C)

Franklin Templeton funds include all of the U.S. registered mutual funds of Franklin Templeton Investments and the Franklin Mutual Recovery Fund. They do not include the funds in the Franklin Templeton Variable Insurance Products Trust.

Class A, B, C & R

SALES CHARGES - Class A
when you invest this amount	the sales charge makes up this % of the offering price[1]	which equals this % of your net investment[1]
Under $100,000	4.25	4.44
$100,000 but under $250,000	3.50	3.63
$250,000 but under $500,000	2.50	2.56
$500,000 but under $1 million	2.00	2.04

1. The dollar amount of the sales charge is the difference between the offering price of the shares purchased (which factors in the applicable sales charge in this table) and the net asset value of those shares. Since the offering price is calculated to two decimal places using standard rounding criteria, the number of shares purchased and the dollar amount of the sales charge as a percentage of the offering price and of your net investment may be higher or lower depending on whether there was a downward or upward rounding.

Sales Charge Reductions and Waivers

Quantity discounts.   We offer two ways for you to combine your current purchase of Class A Fund shares with other existing Franklin Templeton fund share holdings that might enable you to qualify for a lower sales charge with your current purchase. You can qualify for a lower sales charge when you reach certain "sales charge breakpoints." This quantity discount information is also available free of charge at www.franklintempleton.com/retail/jsp_cm/fund_perf/pub/quantity_discount.jsp. This web page can also be reached at franklintempleton.com by clicking the "Funds & Performance" tab and then choosing "Quantity Discounts."

1. Cumulative quantity discount - lets you combine certain existing holdings of Franklin Templeton fund shares - referred to as "cumulative quantity discount eligible shares" - with your current purchase of Class A shares to determine if you qualify for a sales charge breakpoint.

Cumulative quantity discount eligible shares are Franklin Templeton fund shares registered to (or held by a financial intermediary for):

  You, individually;
  Your spouse or domestic partner, as recognized by applicable state law, and your children under the age of 21 (each a "Family Member");
  You jointly with one or more Family Members;
  You jointly with another person(s) who is (are) not Family Members if that other person has not included the value of the shares as cumulative quantity discount eligible shares for purposes of that person’s separate investments in Franklin Templeton fund shares;
  A Coverdell Education Savings account for which you or a Family Member is the identified responsible person;
  A trustee/custodian of an IRA (which includes a Roth IRA and an employer sponsored IRA such as a SIMPLE IRA) or your non-ERISA covered 403(b), if the shares are registered/recorded under your or a Family Member's Social Security number;
  A 529 college savings plan over which you or a Family Member has investment discretion and control;
  Any entity over which you or a Family Member has (have) individual or shared authority, as principal, has investment discretion and control (for example, an UGMA/UTMA account for a child on which you or a Family Member is the custodian, a trust on which you or a Family Member is the trustee, a business account [not to include retirement plans] for your solely owned business [or the solely owned business of a Family Member] on which you or a Family Member is the authorized signer);
  A trust established by you or a Family Member as grantor.

Franklin Templeton fund shares held through an administrator or trustee/custodian of an Employer Sponsored Retirement Plan such as a 401(k) plan (see definition below) do not qualify for a cumulative quantity discount.

Franklin Templeton fund assets held in multiple Employer Sponsored Retirement Plans may be combined in order to qualify for sales charge breakpoints at the plan level if the plans are sponsored by the same employer.

If you believe there are cumulative quantity discount eligible shares that can be combined with your current purchase to achieve a sales charge breakpoint (for example, shares held in a different broker-dealer’s brokerage account or with a bank or an investment advisor), it is your responsibility to specifically identify those shares to your financial advisor at the time of your purchase (including at the time of any future purchase).  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to specifically identify any cumulative quantity discount eligible shares to the Fund’s transfer agent at the time of any purchase.

If there are cumulative quantity discount eligible shares that would qualify for combining with your current purchase and you do not tell your financial advisor or the Franklin Templeton funds’ transfer agent at the time of any purchase, you may not receive the benefit of a reduced sales charge that might otherwise be available since your financial advisor and the Fund generally will not have that information.

The value of cumulative quantity discount eligible shares equals the cost or current value of those shares, whichever is higher.  The current value of shares is determined by multiplying the number of shares by their highest current public offering price.  It is your responsibility to retain any records necessary to substantiate historical share costs because neither your current financial advisor nor the Franklin Templeton funds may have or maintain this information.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs. A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

2. Letter of intent (LOI) - expresses your intent to buy a stated dollar amount of "cumulative quantity discount eligible shares" (as defined in the "Cumulative quantity discount" section above) over a 13-month period and lets you receive the same sales charge as if all shares had been purchased at one time. We will reserve 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI to cover any additional sales charge that may apply if you do not buy the amount stated in your LOI. It is your responsibility to tell your financial advisor when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  If you have not designated a financial advisor associated with your Franklin Templeton fund shares, it is your responsibility to tell the Fund’s transfer agent when you believe you have fulfilled your LOI with sufficient cumulative quantity discount eligible shares.  Please refer to the SAI for more LOI details.

To sign up for these programs, complete the appropriate section of your account application.

Sales charge waivers.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by certain investors or for certain payments. If you would like information about available sales charge waivers, call your investment representative or call Shareholder Services at (800) 632-2301. A list of available sales charge waivers also may be found in the SAI.

Investments of $1 Million or More

If you invest $1 million or more, either as a lump sum or through our cumulative quantity discount or letter of intent programs, you can buy Class A shares without an initial sales charge. However, there is a 0.75% CDSC on any shares you sell within 18 months of purchase. The way we calculate the CDSC is the same for each class (please see “Contingent Deferred Sales Charge (CDSC) - Class A, B & C”).

Distribution and Service (12b-1) Fees

Class A has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution fees of up to 0.15% per year to those who sell and distribute Class A shares and provide other services to shareholders. Because these fees are paid out of Class A's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class B
if you sell your shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

There is a CDSC if you sell your shares within six years, as described in the table above. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C"). After eight years, your Class B shares automatically convert to Class A shares, lowering your annual expenses from that time on.

Distribution and Service (12b-1) Fees

Class B has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class B shares and for services provided to shareholders. Because these fees are paid out of Class B's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class C
With Class C shares, there is no initial sales charge.

We place any investment of $1 million or more in Class A shares, since Class A's annual expenses are lower.

CDSC

There is a 1% CDSC on any Class C shares you sell within 12 months of purchase. The way we calculate the CDSC is the same for each class (please see "Contingent Deferred Sales Charge (CDSC) - Class A, B & C").

Distribution and Service (12b-1) Fees

Class C has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.65% per year for the sale of Class C shares and for services provided to shareholders. Because these fees are paid out of Class C's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

SALES CHARGES - Class R
With Class R shares, there is no initial sales charge.

Retirement Plans

Class R shares are available to the following investors:

  Employer Sponsored Retirement Plans
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code
  Health Reimbursement Accounts and Health Savings Accounts, either as a direct investment or as a separate or managed account.

Distribution and Service (12b-1) Fees

Class R has a distribution plan, sometimes known as a Rule 12b-1 plan, that allows the Fund to pay distribution and other fees of up to 0.50% per year for the sale of Class R shares and for services provided to shareholders. Because these fees are paid out of Class R's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C

The CDSC for each class is based on the current value of the shares being sold or their net asset value when purchased, whichever is less. There is no CDSC on shares you acquire by reinvesting your dividends or capital gain distributions.

To keep your CDSC as low as possible, each time you place a request to sell shares we will first sell any shares in your account that are not subject to a CDSC. If there are not enough of these to meet your request, we will sell the shares in the order they were purchased. We will use this same method if you exchange your shares into another Franklin Templeton fund (please see “Exchanging Shares”).

The holding period for the CDSC begins on the day you buy your shares. Your shares will age one month on that same date the next month and each following month.

For example, if you buy shares on the 18th of the month, they will age one month on the 18th day of the next month and each following month.

Reinstatement Privilege

If you sell shares of a Franklin Templeton fund that were held indirectly for your benefit in an account with your investment representative’s firm or your bank’s trust department or that were registered to you directly by the Fund's transfer agent (or, to an affiliated custodian or trustee of the Fund’s transfer agent), you may reinvest all or a portion of the proceeds from that sale within 90 days of the sale without an initial sales charge. This Reinstatement Privilege does not apply to: (i) a purchase of Fund shares made through a regularly scheduled automatic investment plan such as a purchase by a regularly scheduled payroll deduction or transfer from a bank account, or (ii) a purchase of Fund shares with proceeds from the sale of Franklin Templeton fund shares that were held indirectly through a non-Franklin Templeton individual or employer sponsored IRA.

In order to take advantage of this Reinstatement Privilege, you must inform your investment representative or the Fund's transfer agent of this privilege at the time of your investment. The proceeds from the earlier sale must also be invested within the same share class as that of the sold shares, except proceeds will be reinvested in Class A shares if the proceeds are from the sale of (i) Class B or Class B1 shares; or (ii) Class C shares or Class R shares if at the time of investment you have not appointed an investment representative (financial advisor) of record for the Fund account(s) in which the purchased shares will be held. Proceeds from the earlier sale of Class Z shares may also be invested in Class A shares under this Reinstatement Privilege.

If you paid a CDSC when you sold your Class A or C shares, we will credit back to you the CDSC paid on the amount you are reinvesting within 90 days of the sale by adding it to the amount of your reinvestment (for example, if you are reinvesting $10,000 within 90 days of an earlier $10,000 sale on which you paid a $100 CDSC, the amount of your reinvestment will equal $10,100). The new shares issued with your reinvestment WILL BE subject to any otherwise applicable CDSC. If, however, you (except Employer Sponsored Retirement Plans) paid a CDSC when you sold (1) Class B shares; or (2) Class C shares held at the time of sale in a Franklin Templeton fund account without an investment representative (financial advisor) appointed by you and invest the proceeds from that sale in Class A shares within 90 days of the sale, you will not be credited with any CDSC paid at the time of sale. In this case, the new Class A shares issued with your reinvestment WILL NOT BE subject to any otherwise applicable CDSC.

Proceeds immediately placed in a Franklin Templeton Bank Certificate of Deposit (CD) also may be reinvested without an initial sales charge if you reinvest them within 90 days from the date the CD matures, including any rollover.

This privilege does not apply to shares you buy and sell under our exchange program. Shares purchased with the proceeds from a money fund may be subject to a sales charge.

Qualified Investors - Advisor Class

The following investors or investments may qualify to buy Advisor Class shares of the Fund:

  Shares acquired by a financial intermediary that has entered into an agreement with Distributors authorizing the sale of Fund shares, in connection with its mutual fund trading platform, that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company, registered investment advisor (RIA), or investment advisor with assets under management in excess of $100 million that is exempt from federal registration, that is not an affiliate or associated person of the financial intermediary. Minimum initial investment: $50,000 for individual or multiple clients.
  Shares acquired by a financial intermediary that the intermediary holds on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares. No minimum initial investment.
  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton Funds, consistent with our then-current policies. Minimum initial investment: $100 ($50 for accounts with an automatic investment plan).
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as trustee of an inter vivos or testamentary trust.
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  An Employer Sponsored Retirement Plan (Plan) if the employer sponsors one or more Plans with aggregate Plan assets of $1 million or more. An "Employer Sponsored Retirement Plan" includes (a) an employer sponsored pension or profit sharing plan that qualifies (Qualified Plan) under section 401(a) of the Internal Revenue Code (Code), including Code section 401(k), money purchase pension, profit sharing and defined benefit plans; (b) an ERISA covered 403(b); and (c) certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.
  Employer Sponsored Retirement Plans that invest indirectly in Fund shares through Fund omnibus accounts registered to a financial intermediary.
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, provided that Distributors or an affiliate of Distributors has entered into a contract with the state sponsor of the program to provide certain services relating to the operation of the program. No initial minimum investment.
  An individual or entity associated with a current customer of Franklin Templeton Institutional, LLC (FTI, LLC) if approved by FTI, LLC in consultation with its customer.
  Unaffiliated U.S. registered mutual funds, including those that operate as "fund of funds."  Minimum initial investment: $1 million in Advisor Class or Class Z shares of any Franklin Templeton fund.
  Assets held in accounts under the recommendation of an investment consultant provided that (1) assets are held with a firm unaffiliated with the investment consultant’s firm; (2) the investment consultant is under a retainer or other similar fee arrangement with its clients; (3) the client is not an individual; and (4) a subsidiary of Franklin Resources, Inc. approves the investment.

Buying Shares

MINIMUM INVESTMENTS - CLASS A, C & R

Initial
Regular accounts	$ 1,000
Automatic investment plans	$ 50
UGMA/UTMA accounts	$ 100
Employer Sponsored Retirement Plans, SIMPLE-IRAs, SEP-IRAs, SARSEPs or 403(b) plan accounts	no minimum
IRAs, IRA rollovers, Coverdell Education Savings Plans or Roth IRAs	$ 250
Broker-dealer sponsored wrap account programs	no minimum
Current and former full-time employees, officers, trustees and directors of Franklin Templeton entities, and their family members	$ 100

Please note that you may only buy shares of a fund eligible for sale in your state or jurisdiction.

Account Application

If you are opening a new account, please complete and sign the enclosed account application. Make sure you indicate the share class you have chosen. If you do not indicate a class, we will place your purchase in Class A shares. To save time, you can sign up now for services you may want on your account by completing the appropriate sections of the application (see "Investor Services"). For example, if you would like to link one of your bank accounts to your Fund account so that you may use electronic funds transfer to and from your bank account to buy and sell shares, please complete the bank information section of the application. We will keep your bank information on file for future purchases and redemptions. We do not accept cash, credit card convenience checks, non-bank money orders or travelers checks as forms of payment to purchase shares.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday
5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Buying Shares

	Opening an account	Adding to an account
Through your investment representative	Contact your investment representative	Contact your investment representative

By Phone/Online
(Up to $100,000 per shareholder per day)
(800) 632-2301
franklintempleton.com
Note: (1) certain account types are not available for online account access and (2) the amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” under “Investor Services” for more information regarding eligibility.

If you have another Franklin Templeton fund account with your bank account information on file, you may open a new identically registered account by phone. At this time, a new account may not be opened online.

To make a same day investment, your phone order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Before requesting a telephone or online purchase into an existing account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and address and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, your written request must be signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

To make a same day investment, your phone or online order must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Mail	Make your check payable to the Fund. Mail the check and your signed application to Investor Services.

Make your check payable to the Fund. Include your account number on the check.

Fill out the deposit slip from your account statement. If you do not have a slip, include a note with your name, the Fund name, and your account number.

Mail the check and deposit slip or note to Investor Services.

By Wire (800) 632-2301 or (650) 312-2000 collect

Call to receive a wire control number and wire instructions.

Wire the funds and mail your signed application to Investor Services. Please include the wire control number or your new account number on the application.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

Call to receive a wire control number and wire instructions.

To make a same day wire investment, the wired funds must be received and accepted by us by 1:00 p.m. Pacific time or the close of the New York Stock Exchange, whichever is earlier.

By Exchange franklintempleton.com

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. The automated telephone system cannot be used to open a new account.

(Please see “Exchanging Shares” for more information on exchanges.)

Call Shareholder Services at (800) 632-2301, or send signed written instructions. You also may place an online exchange order. (Please see “Exchanging Shares” for more information on exchanges.)

Investor Services

Automatic Investment Plan

This plan offers a convenient way for you to invest in the Fund by automatically transferring money from your checking or savings account each month to buy shares. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your account application and mail it to Investor Services. If you are opening a new account, please include your minimum initial investment with your application.

Automatic Payroll Deduction

You may invest in the Fund automatically by transferring money from your paycheck to the Fund by electronic funds transfer. If you are interested, indicate on your application that you would like to receive an Automatic Payroll Deduction Program kit.

Automated Telephone System

Our automated system offers around-the-clock access to information about your account or any Franklin Templeton fund. This service is available by dialing any of the following numbers from a touch-tone phone:

Shareholder Services	(800) 632-2301
Advisor Services	(800) 524-4040
Retirement Services	(800) 527-2020

Distribution Options

You may reinvest distributions you receive from the Fund in an existing account in the same share class* of the Fund or another Franklin Templeton fund. Initial sales charges and CDSCs will not apply to reinvested distributions. You also can have your distributions deposited in a bank account, or mailed by check. Deposits to a bank account may be made by electronic funds transfer.

* Class B and C shareholders may reinvest their distributions in Class A shares of any Franklin Templeton money fund. Advisor Class shareholders may reinvest in Advisor Class or Class A shares of another Franklin Templeton fund. To reinvest your distributions in Advisor Class shares of another Franklin Templeton fund, you must be a current shareholder in Advisor Class or otherwise qualify to buy that fund's Advisor Class shares.

If you received a distribution and chose to return it to purchase additional shares in Class A shares of another Franklin Templeton fund, you will not be charged an initial sales charge if you invest the distribution within 90 days of the distribution date.

Please indicate on your application the distribution option you have chosen, otherwise we will reinvest your distributions in the same share class of the Fund.

Retirement Plans

Franklin Templeton Investments offers a variety of retirement plans for individuals and businesses. These plans require separate applications and their policies and procedures may be different than those described in this prospectus. For more information, including a free retirement plan brochure or application, please call Retirement Services at (800) 527-2020.

For retirement plans for which Franklin Templeton Bank & Trust is the trustee or custodian, special forms may be needed to receive distributions in cash. Please call (800) 527-2020 for information.

Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account, allowing you to obtain or view your account information, and conduct a number of transactions by phone or online, including: buy, sell, or exchange shares of most funds; use electronic funds transfer to buy or sell shares of most funds; change your address; and, add or change account services (including distribution options, systematic withdrawal plans and automatic investment plans).

To view your account information or request online transactions, you will first need to register for these services at the shareholder section of our website at franklintempleton.com. You will be asked to accept the terms of an online agreement(s) and establish a password for online services. If you are registered for online services, you may enroll online in Franklin Templeton’s electronic delivery program for your shareholder documents. This will allow you to receive electronic delivery (through our website) of most funds’ prospectuses, annual/semiannual reports to shareholders, and proxy statements, as well as your account(s) statements and trade confirmations, and discontinue receiving your paper copies through the U.S. mail. Using our shareholder website means you are consenting to sending and receiving personal financial information over the Internet, so you should be sure you are comfortable with the risks.

As long as we follow reasonable security procedures and act on instructions we reasonably believe are genuine, we will not be responsible for any losses that may occur from unauthorized requests. We will request passwords or other information, and also may record calls. To help safeguard your account, keep your password confidential, and verify the accuracy of your confirmation statements immediately after you receive them. Contact us immediately if you believe someone has obtained unauthorized access to your account or password. For transactions done over the Internet, we recommend the use of an Internet browser with 128-bit encryption. Certain methods of contacting us (such as by phone or by Internet) may be unavailable or delayed during periods of unusual market activity. Of course, you can decline telephone buy, sell, or exchange privileges on your account application, or choose not to register for online privileges. If you have telephone/online privileges on your account and want to discontinue them, please contact us for instructions. You may reinstate these privileges at any time in writing, including online registration with respect to online privileges.

Note: We discourage you from including confidential or sensitive information in any Internet communication to us. If you do choose to send email (encrypted or not) to us over the Internet, you are accepting the associated risks of lack of confidentiality.

Systematic Withdrawal Plan

This plan allows you to automatically sell your shares and receive regular payments from your account. A CDSC may apply to withdrawals that exceed certain amounts. Certain terms and minimums apply. To sign up, visit us online at franklintempleton.com or complete the appropriate section of your application.

Franklin Templeton VIP Services®

You may be eligible for Franklin Templeton VIP Services® if you are currently eligible for the $250,000 sales charge breakpoint based solely on shares registered directly with the Franklin Templeton funds' transfer agent and excluding shares held indirectly through brokerage accounts. Franklin Templeton VIP Services® shareholders enjoy enhanced service and transaction capabilities. Please contact Shareholder Services at
(800) 632-2301 for additional information on this program.

Selling Shares

You can sell your shares at any time. Please keep in mind that a contingent deferred sales charge (CDSC) may apply.

Selling Shares in Writing

Generally, requests to sell $100,000 or less can be made over the phone, online, or with a simple letter. Sometimes, however, to protect you and the Fund, we will need written instructions signed by all registered owners, with a signature guarantee for each owner, if:

  you are selling more than $100,000 worth of shares
  you want your proceeds paid to someone who is not a registered owner you want to send your proceeds somewhere other than the address of record, or preauthorized bank or brokerage firm account

We also may require a signature guarantee on instructions we receive from an agent, not the registered owners, or when we believe it would protect the Fund against potential claims based on the instructions received.

The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A signature guarantee helps protect your account against fraud. You can obtain a signature guarantee at most banks and securities dealers.

A notary public CANNOT provide a signature guarantee.

Selling Recently Purchased Shares

If you sell shares recently purchased, we may delay sending you the proceeds until your check, draft or wire/electronic funds transfer has cleared, which may take seven business days or more.

Redemption Proceeds

Your redemption check will be sent within seven days after we receive your request in proper form. We are not able to receive or pay out cash in the form of currency.

Retirement Plans

You may need to complete additional forms to sell shares in a Franklin Templeton Bank & Trust retirement plan. For participants under the age of 59 1/2, tax penalties may apply. Call Retirement Services at (800) 527-2020 for details.

Selling Shares

To sell some or all of your shares

Through your investment representative

Contact your investment representative

By Mail

Send written instructions and endorsed share certificates (if you hold share certificates) to Investor Services. Corporate, partnership or trust accounts may need to send additional documents.

Specify the Fund, the account number and the dollar value or number of shares you wish to sell. If you own both Class A and B shares, also specify the class of shares, otherwise we will sell your Class A shares first. Be sure to include all necessary signatures and any additional documents, as well as signature guarantees if required.

A check will be mailed to the name(s) and address on the account, or otherwise according to your written instructions.

By Phone/Online

(800) 632-2301
franklintempleton.com

As long as your transaction is for $100,000 or less, you do not hold share certificates and you have not changed your address by phone or online within the last 15 days, you can sell your shares by phone or online. The amount may be higher for members of Franklin Templeton VIP Services®. Please see “Franklin Templeton VIP Services®” above for more information regarding eligibility.

A check will be mailed to the name(s) and address on the account, or a pre-authorized secondary address. Written instructions, with a signature guarantee, are required to send the check to another address or to make it payable to another person.

By Electronic Funds Transfer (ACH)

You can call, write, or visit us online to have redemption proceeds sent to a bank account. See the policies at left for selling shares by mail, phone, or online.

Before requesting to have redemption proceeds sent to a bank account, please make sure we have your bank account information on file. If we do not have this information, you will need to send written instructions with your bank's name and a voided check or savings account deposit slip. If the bank and Fund accounts do not have at least one common owner, you must provide written instructions signed by all fund and bank account owners, and each individual must have his or her signature guaranteed.

If we receive your request in proper form by 1:00 p.m. Pacific time, proceeds sent by ACH generally will be available within two to three business days.

By Exchange

Obtain a current prospectus for the fund you are considering. Prospectuses are available online at franklintempleton.com.

Call Shareholder Services at the number below or send signed written instructions. You also may place an exchange order online. See the policies at left for selling shares by mail, phone, or online.

If you hold share certificates, you will need to return them to the Fund before your exchange can be processed.

Franklin Templeton Investor Services
P.O. Box 997151, Sacramento, CA 95899-7151
Call toll-free: (800) 632-2301
(Monday through Friday 5:30 a.m. to 5:00 p.m., Pacific time)
or visit us online 24 hours a day, 7 days a week,
at franklintempleton.com

Exchanging Shares

Exchange Privilege

Class A, B, C & R

You can exchange shares between most Franklin Templeton funds within the same class,* generally without paying any additional sales charges. If you exchange shares held for less than six months, however, you may be charged the difference between the initial sales charge of the two funds if the difference is more than 0.25%. If you exchange shares from a money fund or another fund that does not have a sales charge, a sales charge may apply no matter how long you have held the shares.

* Class Z shareholders of Franklin Mutual Series Funds may exchange into Class A without any sales charge. Advisor Class shareholders of another Franklin Templeton fund also may exchange into Class A without any sales charge. Advisor Class shareholders who exchange their shares for Class A shares and later decide they would like to exchange into another fund that offers Advisor Class may do so.

Any CDSC will continue to be calculated from the date of your initial investment and will not be charged at the time of the exchange. The purchase price for determining a CDSC on exchanged shares will be the price you paid for the original shares. If you exchange shares subject to a CDSC into a Class A money fund, the time your shares are held in the money fund will not count towards the CDSC holding period.

If you exchange your Class B shares for the same class of shares of another Franklin Templeton fund, the time your shares are held in that fund will count towards the eight-year period for automatic conversion to Class A shares.

Advisor Class

You can exchange your Advisor Class shares for Advisor Class shares of other Franklin Templeton funds. You also may exchange your Advisor Class shares for Class A shares of a fund that does not currently offer an Advisor Class (without any sales charge)* or for Class Z shares of Franklin Mutual Series Funds.

* If you exchange into Class A shares and you later decide you would like to exchange into a fund that offers an Advisor Class, you may exchange your Class A shares for Advisor Class shares if you are a current shareholder in Advisor Class or you otherwise qualify to buy the fund's Advisor Class shares.

In certain comprehensive fee or advisory programs that hold Class A shares, at the discretion of the financial intermediary, you may exchange to Advisor Class shares or Class Z shares.

All Classes

The remainder of the “Exchanging Shares” section applies to all classes.

Generally exchanges may only be made between identically registered accounts, unless you send written instructions with a signature guarantee.

An exchange is really two transactions: a sale of one fund and the purchase of another. In general, the same policies that apply to purchases and sales apply to exchanges, including minimum investment amounts. Exchanges also have the same tax consequences as ordinary sales and purchases.

Rejected exchanges.   If the Fund rejects an exchange request involving the sale of Fund shares, the rejected exchange request will also mean rejection of the request to purchase shares of another fund with the proceeds of the sale. Of course, you may generally redeem shares of the Fund at any time.

Exchanges through financial intermediaries.   If you are investing indirectly in the Fund through a financial intermediary such as a broker-dealer, a bank, an insurance company separate account, an investment advisor, an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan that maintains a master account (an Omnibus Account) with the Fund for trading on behalf of its customers, different exchange and/or transfer limit guidelines and restrictions may apply. The financial intermediary through whom you are investing may choose to adopt different trading restrictions designed to discourage short-term or excessive trading. Consult with your financial intermediary (or, in the case of a 401(k) retirement plan, your plan sponsor) to determine what trading restrictions, including exchange/transfer limitations, may be applicable to you.

Fund exchange privilege changes/waiver.   The Fund may terminate or modify (temporarily or permanently) this exchange privilege in the future. You will receive 60 days' notice of any material changes, unless otherwise provided by law.

Other funds' exchange privileges.   If there is a conflict between the exchange privileges of two funds involved in an exchange transaction, the stricter policy will apply to the transaction. Other Franklin Templeton funds may have different exchange restrictions. Check each fund's prospectus for details.

Frequent Trading Policy

The Fund's board of trustees has adopted the following policies and procedures with respect to frequent trading in Fund shares (Frequent Trading Policy).

The Fund discourages and does not intend to accommodate short-term or frequent purchases and redemptions of Fund shares, often referred to as “market timing.” This type of trading activity can harm the Fund by, for example, interfering with the efficient management of the Fund's portfolio or materially increasing the Fund's transaction costs, administrative costs or taxes.

In addition, since the Fund invests significantly in foreign securities, it may be vulnerable to a form of short-term trading that is sometimes referred to as “time-zone arbitrage.” Time-zone arbitrage occurs when an investor seeks to take advantage of delays between changes in the value of a mutual fund’s portfolio holdings and the reflection of those changes in the fund’s net asset value per share. These delays are more likely to occur in the case of foreign investments, due to differences between the times during which the Fund’s international portfolio securities trade on foreign markets and the time as of which the Fund’s NAV is calculated (generally as of the close of the NYSE - please see “Calculating Share Price”). Time-zone arbitrage traders seek to purchase or redeem shares of a fund based on events occurring after foreign market closing prices are established, but before calculation of the fund’s NAV. This can result in the value of the Fund’s shares being diluted. One of the objectives of the Fund’s fair value pricing procedures is to minimize the possibility of this type of arbitrage (please see "Valuation - Foreign Securities - Potential Impact of Time Zones and Market Holidays"); however, there can be no assurance that the Fund’s valuation procedures will be successful in eliminating it.

Through its transfer agent, the Fund performs ongoing monitoring of trading in Fund shares in order to try and identify shareholder trading patterns that suggest an ongoing short-term trading strategy. The size of an investor's investments and redemptions in the Fund may also be a factor in evaluating a shareholder's trading patterns. If and when a pattern of short-term trading is identified, the transfer agent will seek to restrict or reject further short-term trading and/or take other action as described below, if in the judgment of the Fund manager or transfer agent such trading may be detrimental to the Fund.

If information regarding your trading activity in this Fund or in any other Franklin Templeton fund or non-Franklin Templeton fund is brought to the attention of the Fund's manager or transfer agent and based on that information the Fund or its manager or transfer agent in its sole discretion reasonably concludes that your pattern of trading may be detrimental to the Fund as described in this Frequent Trading Policy, the Fund may temporarily or permanently bar future purchases into the Fund or, alternatively, may limit the amount, number or frequency of any future purchases and/or the method by which you may request future purchases and redemptions (including purchases and/or redemptions by an exchange or transfer between the Fund and any other mutual fund).

In considering an investor's trading patterns, the Fund may consider, among other factors, the investor's trading history both directly and, if known, through financial intermediaries, in the Fund, in other Franklin Templeton funds, in non-Franklin Templeton mutual funds, or in accounts under common control or ownership (see, for example, "Investment by asset allocators" in the SAI).

Frequent trading through financial intermediaries.   You are an investor subject to this Frequent Trading Policy whether you are a direct shareholder of the Fund or you are investing indirectly in the Fund through a financial intermediary, such as a broker-dealer, bank, trust company, insurance company product such as an annuity contract, investment advisor, or an administrator or trustee of an IRS-recognized tax-deferred savings plan such as a 401(k) retirement plan and a 529 college savings plan.

Some financial intermediaries maintain master accounts with the Fund on behalf of their customers (“omnibus accounts”). The Fund has entered into “information sharing agreements” with these financial intermediaries, which permit the Fund to obtain, upon request, information about the trading activity of the intermediary’s customers that invest in the Fund. If the Fund’s transfer agent identifies omnibus account level trading patterns that have the potential to be detrimental to the Fund, the transfer agent may, in its sole discretion, request from the financial intermediary information concerning the trading activity of its customers. Based upon its review of the information, if the transfer agent determines that the trading activity of any customer may be detrimental to the Fund, it may, in its sole discretion, request the financial intermediary to restrict or limit further trading in the Fund by that customer. There can be no assurance that the transfer agent’s monitoring of omnibus account level trading patterns will enable it to identify all short-term trading by a financial intermediary’s customers.

Revocation of trades.   While the Fund reserves the right to reject any purchase order for any reason, the Fund may also revoke executed purchase orders that the transfer agent reasonably concludes in its sole discretion may have been contrary to the objectives of the Fund's Frequent Trading Policy.

Account Policies

Calculating Share Price

Class A, B & C

When you buy shares, you pay the "offering price" for the shares. The "offering price" is determined by dividing the NAV per share by an amount equal to 1 minus the sales charge applicable to the purchase (expressed in decimals), calculated to two decimal places using standard rounding criteria. The number of Fund shares you will be issued will equal the amount invested divided by the applicable offering price for those shares, calculated to three decimal places using standard rounding criteria. For example, if the NAV per share is $10.25 and the applicable sales charge for the purchase is 5.75%, the offering price would be calculated as follows: 10.25 divided by 1.00 minus 0.0575 [10.25/0.9425] equals 10.87533, which, when rounded to two decimal points, equals 10.88. The offering price per share would be $10.88.

When you sell shares, you receive the NAV minus any applicable CDSC.

All Classes

The value of a mutual fund is determined by deducting the fund’s liabilities from the total assets of the portfolio. The NAV per share is determined by dividing the total net asset value of each fund’s share class by the applicable number of shares outstanding per share class.

The Fund calculates the NAV per share each business day at the close of trading on the New York Stock Exchange (NYSE) (normally 1:00 p.m. Pacific time). The Fund does not calculate the NAV on days the NYSE is closed for trading, which include New Year’s Day, Martin Luther King Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

When determining its NAV, the Fund values cash and receivables at their realizable amounts, and records interest as accrued and dividends on the ex-dividend date. The Fund generally utilizes two independent pricing services to assist in determining a current market value for each security. If market quotations are readily available for portfolio securities listed on a securities exchange, the Fund values those securities at the last quoted sale price or the official closing price of the day, respectively, or, if there is no reported sale, within the range of the most recent quoted bid and ask prices. The Fund values over-the-counter portfolio securities within the range of the most recent bid and ask prices. If portfolio securities trade both in the over-the-counter market and on a stock exchange, the Fund values them according to the broadest and most representative market.

Requests to buy and sell shares are processed at the NAV next calculated after we receive your request in proper form.

Generally, trading in corporate bonds, U.S. government securities and money market instruments is substantially completed each day at various times before the close of the NYSE. The value of these securities used in computing the NAV is determined as of such times. Occasionally, events affecting the values of these securities may occur between the times at which they are determined and the close of the NYSE that will not be reflected in the computation of the NAV. The Fund relies on third-party pricing vendors to monitor for events materially affecting the value of these securities during this period. If an event occurs, the third-party pricing vendors will provide revised values to the Fund.

Fair Valuation – Individual Securities

The Fund has procedures, approved by the board of trustees, to determine the fair value of individual securities and other assets for which market prices are not readily available (such as certain restricted or unlisted securities and private placements) or which may not be reliably priced (such as in the case of trade suspensions or halts, price movement limits set by certain foreign markets, and thinly traded or illiquid securities). Some methods for valuing these securities may include: fundamental analysis (earnings multiple, etc.), matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. The board of trustees oversees the application of fair value pricing procedures.

The application of fair value pricing procedures represents a good faith determination based upon specifically applied procedures. There can be no assurance that the Fund could obtain the fair value assigned to a security if it were able to sell the security at approximately the time at which the Fund determines its NAV per share.

Security Valuation – Corporate Debt Securities

Corporate debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may value these portfolio securities by utilizing quotations from bond dealers, information with respect to bond and note transactions and may rely on independent pricing services to assist in determining a current market value for each security. The Fund’s pricing services may utilize independent quotations from bond dealers and bond market activity to determine current value.

Security Valuation – Foreign Securities – Computation of U.S. Equivalent Value

The Fund generally determines the value of a foreign security as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the NYSE, if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 1:00 p.m. Pacific time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. Occasionally events (such as repatriation limits or restrictions) may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the board of trustees.

Accounts with Low Balances

If your account has been open for more than one year and its value falls below $500 ($50 for employee and UGMA/UTMA accounts), we will mail you a notice asking you to bring the account back up to its applicable minimum investment amount. If you choose not to do so within 30 days, we will close your account and mail the proceeds to the address of record. You will not be charged a CDSC if your account is closed for this reason. This policy does not apply to: (1) certain broker-controlled accounts established through the National Securities Clearing Corporation’s Networking system; (2) accounts in Class B and Class A accounts established pursuant to a conversion from Class B; (3) tax-deferred retirement plan accounts; (4) active automatic investment plan accounts; (5) broker-dealer sponsored separately managed accounts (wrap accounts); (6) accounts held through a 529 college savings program; and, (7) Coverdell Education Savings Plan accounts.

Statements, Reports and Prospectuses

You will receive quarterly account statements that show all your account transactions during the quarter. You also will receive written notification after each transaction affecting your account (except for distributions and transactions made through automatic investment or withdrawal programs, which will be reported on your quarterly statement).

You also will receive the Fund's financial reports every six months as well as an annual updated prospectus. To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and prospectus. This process, called "householding," will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses and financial reports on our website.

If you choose, you may receive your statements, financial reports and prospectuses through electronic delivery (please see "Investor Services - Telephone/Online Privileges").

Investment Representative Account Access

If there is a dealer or other investment representative of record on your account, he or she will be able to obtain your account information, conduct transactions for your account, and also will receive copies of all notifications and statements and other information about your account directly from the Fund.

Street or Nominee Accounts

You may transfer your shares from the street or nominee name account of one dealer to another, as long as both dealers have an agreement with Distributors. We will process the transfer after we receive authorization in proper form from your delivering securities dealer.

Joint Accounts

Unless you specify a different registration, shares issued to two or more owners are registered as "joint tenants with rights of survivorship" (shown as "Jt Ten" on your account statement). To make any ownership changes to jointly owned shares, or to sever a joint tenancy in jointly owned shares, all owners must agree in writing.

Joint Account Risk with Telephone/Online Privileges

You will automatically receive telephone/online privileges when you open your account. If your account has more than one registered owner, telephone/online privileges allow the Fund to accept online registration for online services (including electronic delivery of shareholder documents) and transaction instructions online or by telephone from only one registered owner. This means that any one registered owner on your account, acting alone and without the consent of any other registered owner, may give the Fund instructions by telephone, online or in writing (subject to any limitations in telephone or online privileges) to:

  Exchange shares from a jointly registered Fund account requiring all registered owner signatures into an identically registered money fund account that only requires one registered owner’s signature to redeem shares;
  Redeem Fund shares and direct the redemption proceeds to a bank account that may or may not be owned by you and, if owned by you jointly with someone else, only requires one person to withdraw funds by check or otherwise;
  Add/Change the bank account to which Fund share redemption proceeds may be sent, which bank account may not be owned by you;
  Purchase Fund shares by debiting a bank account that may be owned by you; and
  Add/Change the bank account that may be debited for Fund share purchases, which new account may be owned by you.

If you do NOT want another registered owner on your account to be able to issue these kinds of instructions to the Fund without your consent, you must instruct the Fund to deny/terminate online privileges and the ability to issue such instructions by telephone so that these types of instructions will only be accepted in writing signed by all account owners. This decision will apply to any other fund into which you may exchange your jointly owned Fund shares. Any later decision to permit these types of instructions by telephone and/or online will need to be given to the Fund in a written instruction signed by all registered owners.

Additional Policies

Please note that the Fund maintains additional policies and reserves certain rights, including:

  The Fund may restrict, reject or cancel any purchase orders, including an exchange request.
  The Fund may modify, suspend, or terminate telephone/online privileges at any time.
  The Fund may make material changes to or discontinue the exchange privilege on 60 days' notice or as otherwise provided by law.
  The Fund may stop offering shares completely or may offer shares only on a limited basis, for a period of time or permanently.
  Normally, redemptions are processed by the next business day, but may take up to seven days to be processed if making immediate payment would adversely affect the Fund.
  In unusual circumstances, we may temporarily suspend redemptions or postpone the payment of proceeds, as allowed by federal securities laws.
  For redemptions over a certain amount, the Fund may pay redemption proceeds in securities or other assets rather than cash if the manager determines it is in the best interest of the Fund, consistent with applicable law.
  You may only buy shares of a fund (including the purchase side of an exchange) eligible for sale in your state or jurisdiction.
  To permit investors to obtain the current price, dealers are responsible for transmitting all orders to the Fund promptly.

Dealer Compensation

Class A, B, C & R

Qualifying dealers who sell Fund shares may receive sales commissions and other payments. These are paid by Distributors from sales charges received from purchasing or redeeming shareholders, from distribution and service (12b-1) fees from the Fund and from Distributors' other financial resources. Dealers may also receive shareholder servicing fees for servicing investors who indirectly hold Franklin Templeton fund shares through dealer-maintained brokerage accounts as more fully described under "Shareholder servicing and transfer agent" in the SAI. These fees are paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

No dealer commission will be paid on Class A NAV purchases by Employer Sponsored Retirement Plans.

If any dealer commissions are paid in connection with a purchase which is subsequently rejected or results in any trading restriction placed on the purchaser as a result of a determination by the Fund's manager or transfer agent that the purchase may be connected with trading activity that may be detrimental to the Fund as described in the Fund's "Frequent Trading Policy," the dealer shall, upon demand, refund such commissions to Distributors.

	Class A	Class B	Class C	Class R
Commission (%)	--	--	1.00[1]	--
Investment under $100,000	4.00	--	--	--
$100,000 but under $250,000	2.80	--	--	--
$250,000 but under $500,000	2.00	--	--	--
$500,000 but under $1 million	1.60	--	--	--
$1 million or more	up to 0.75[2]	--	--	--
12b-1 fee to dealer	0.15[2]	0.15[3]	0.65[4]	0.50

1. Commission includes advance of the first year's 0.15% 12b-1 service fee. Distributors may pay a prepaid commission. However, Distributors does not pay a prepaid commission on any purchases by Employer Sponsored Retirement Plans.

2. For purchases at NAV where Distributors paid a prepaid commission, dealers may start to receive the 12b-1 fee in the 13th month after purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

3. After eight years, Class B shares convert to Class A shares and dealers may then receive the 12b-1 fee applicable to Class A.

4. Dealers may be eligible to receive up to 0.15% at the time of purchase and may be eligible to receive 0.65% starting in the 13th month. During the first 12 months, the full 12b-1 fee will be paid to Distributors to partially offset the commission and the prepaid service fee paid at the time of purchase. For purchases at NAV where Distributors did not pay a prepaid commission, dealers may start to receive the 12b-1 fee at the time of purchase.

Other dealer and financial intermediary compensation.   Distributors may make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain dealers who have sold shares of the Franklin Templeton mutual funds. In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds, and 0.05% (or 0.03%) of the total assets of equity (or fixed income) funds attributable to that dealer, on an annual basis. Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed this limitation. Distributors makes these payments in connection with the qualifying dealers' efforts to educate financial advisors about the Franklin Templeton funds. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its affiliates may also make payments (a portion of which may be reimbursable under the terms of the Fund's Rule 12b-1 distribution plans) to certain financial intermediaries in connection with their activities that are intended to assist in the sale of shares of the Franklin Templeton mutual funds, directly or indirectly, to certain Employer Sponsored Retirement Plans. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis.

A number of factors will be considered in determining these payments, including the qualifying dealer or financial intermediary's sales, assets and redemption rates, the nature and quality of any servicing provided by the financial intermediary, and the quality of the dealer or financial intermediary's relationship with Distributors. Distributors will, on an annual basis, determine the advisability of continuing these payments. These payments may be in addition to any shareholder servicing fees paid by the Fund's transfer agent from payments it receives under its agreement with the Fund.

To the extent permitted by SEC and Financial Industry Regulatory Authority rules and other applicable laws and regulations, Distributors may pay or allow other promotional incentives or payments to dealers.

Sale of Fund shares, as well as shares of other funds in Franklin Templeton Investments, is not considered a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. Accordingly, the allocation of portfolio transactions for execution by broker-dealers that sell Fund shares is not considered marketing support payments to such broker-dealers.

You can find further details in the SAI about the payments made by Distributors and the services provided by your financial advisor. Your financial advisor may charge you additional fees or commissions other than those disclosed in this prospectus. You should ask your financial advisor for information about any payments it receives from Distributors and any services it provides, as well as about fees and/or commissions it charges.

Questions

If you have any questions about the Fund or your account, you can write to us at P.O. Box 997151, Sacramento, CA 95899-7151. You also can call us at one of the following numbers. For your protection and to help ensure we provide you with quality service, all calls may be monitored or recorded.

Department Name	Telephone Number	Hours (Pacific time, Monday through Friday)
Shareholder Services	(800) 632-2301	5:30 a.m. to 5:00 p.m.
Fund Information	(800) DIAL BEN (800) 342-5236	5:30 a.m. to 5:00 p.m.
Retirement Services	(800) 527-2020	5:30 a.m. to 5:00 p.m.
Advisor Services	(800) 524-4040	5:30 a.m. to 5:00 p.m.
TDD (hearing impaired)	(800) 851-0637	5:30 a.m. to 5:00 p.m.
Automated Telephone System	(800) 632-2301 (800) 524-4040 (800) 527-2020	(around-the-clock access)

FOR MORE INFORMATION

You can learn more about the Fund in the following documents:

Annual/Semiannual Report to Shareholders

Includes a discussion of recent market conditions and Fund strategies that significantly affected Fund performance during its last fiscal year, financial statements, detailed performance information, portfolio holdings and, in the annual report only, the independent registered public accounting firm’s report.

Statement of Additional Information (SAI)

Contains more information about the Fund, its investments and policies. It is incorporated by reference (is legally a part of this prospectus).

For a free copy of the current annual/semiannual report or the SAI, please contact your investment representative or call us at the number below. You also can view the current annual/semiannual report and the SAI online through franklintempleton.com.

You also can obtain information about the Fund by visiting the SEC's Public Reference Room in Washington, DC (phone (202) 551-8090) or the EDGAR Database on the SEC's Internet site at http://www.sec.gov. You can obtain copies of this information, after paying a duplicating fee, by writing to the SEC's Public Reference Section, Washington, DC 20549-0102 or by electronic request at the following email address: publicinfo@sec.gov.

One Franklin Parkway, San Mateo, CA 94403-1906 (800) DIAL BEN® (800) 342-5236 TDD (Hearing Impaired) (800) 851-0637 franklintempleton.com

Investment Company Act file #811-01608
2223	105 P 10/09

Franklin High Income Fund STATEMENT OF ADDITIONAL INFORMATION October 1, 2009	P.O. Box 997151, Sacramento, CA 95899-7151 (800) DIAL BEN® (800) 342-5236

This Statement of Additional Information (SAI) is not a prospectus. It contains information in addition to the information in the Fund's prospectus. The Fund's prospectus, dated October 1, 2009, which we may amend from time to time, contains the basic information you should know before investing in the Fund. You should read this SAI together with the Fund's prospectus.

The audited financial statements and Report of Independent Registered Public Accounting Firm in the Fund's Annual Report to Shareholders, for the fiscal year ended May 31, 2009, are incorporated by reference (are legally a part of this SAI).

For a free copy of the current prospectus or annual report, contact your investment representative or call (800) DIAL BEN/
(800) 342-5236.

CONTENTS
Goals, Strategies and Risks
Officers and Trustees
Fair Valuation and Liquidity
Proxy Voting Policies and Procedures
Management and Other Services
Portfolio Transactions
Distributions and Taxes
Organization, Voting Rights and Principal Holders
Buying and Selling Shares
The Underwriter
Performance
Miscellaneous Information
Description of Ratings

  Mutual funds, annuities, and other investment products:
  are not insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency of the U.S. government;
  are not deposits or obligations of, or guaranteed or endorsed by, any bank;
  are subject to investment risks, including the possible loss of principal.

105 SAI 10/09

Goals, Strategies and Risks

The information provided with respect to the Fund is in addition to that included in the Fund’s prospectus.

In addition to the main types of investments and strategies undertaken by the Fund as described in the prospectus, the Fund also may invest in other types of securities and engage in and pursue other investment strategies, which are described in this SAI. Investments and investment strategies mentioned with respect to the Fund are discussed in greater detail in the section entitled "Glossary of Investments, Techniques, Strategies and Their Risks.”

Generally, the policies and restrictions discussed in this SAI and in the prospectus apply when the Fund makes an investment. In most cases, the Fund is not required to sell a security because circumstances change and the security no longer meets one or more of the Fund's policies or restrictions. If a percentage restriction or limitation is met at the time of investment, a later increase or decrease in the percentage due to a change in the value or liquidity of portfolio securities will not be considered a violation of the restriction or limitation.

If a bankruptcy or other extraordinary event occurs concerning a particular security the Fund owns, the Fund may receive stock, real estate or other investments that the Fund would not, or could not, buy. If this happens, the Fund intends to sell such investments as soon as practicable while trying to maximize the return to shareholders.

The Fund has adopted certain investment restrictions as fundamental and non-fundamental policies. A fundamental policy may only be changed if the change is approved by (i) more than 50% of the Fund's outstanding shares or (ii) 67% or more of the Fund's shares present at a shareholder meeting if more than 50% of the Fund's outstanding shares are represented at the meeting in person or by proxy, whichever is less. A non-fundamental policy may be changed by the board of trustees without the approval of shareholders.

Fundamental Investment Policies

The Fund's principal investment goal is to earn a high level of current income. Its secondary goal is to seek capital appreciation to the extent it is possible and consistent with the Fund's principal goal.

The Fund may not:

1.  Borrow money, except to the extent permitted by the Investment Company Act of 1940, as amended (1940 Act), or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the U.S. Securities and Exchange Commission (SEC).

2.  Act as an underwriter except to the extent the Fund may be deemed to be an underwriter when disposing of securities it owns or when selling its own shares.

3.  Make loans if, as a result, more than 33 1/3% of its total assets would be lent to other persons, including other investment companies to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC. This limitation does not apply to (i) the lending of portfolio securities, (ii) the purchase of debt securities, other debt instruments, loan participations and/or engaging in direct corporate loans in accordance with its investment goals and policies, and (iii) repurchase agreements to the extent the entry into a repurchase agreement is deemed to be a loan.

4.  Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) purchasing or selling securities or instruments secured by real estate or interests therein, securities or instruments representing interests in real estate or securities or instruments of issuers that invest, deal or otherwise engage in transactions in real estate or interests therein, and (ii) making, purchasing or selling real estate mortgage loans.

5.  Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the Fund from (i) engaging in transactions involving currencies and futures contracts and options thereon or (ii) investing in securities or other instruments that are secured by physical commodities.

6.  Issue senior securities, except to the extent permitted by the 1940 Act or any rules, exemptions or interpretations thereunder that may be adopted, granted or issued by the SEC.

7.  Invest more than 25% of the Fund's net assets in securities of issuers in any one industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities or securities of other investment companies).

8.  Purchase the securities of any one issuer (other than the U.S. government or any of its agencies or instrumentalities or securities of other investment companies, whether registered or excluded from registration under Section 3(c) of the 1940 Act) if immediately after such investment (i) more than 5% of the value of the Fund’s total assets would be invested in such issuer or (ii) more than 10% of the outstanding voting securities of such issuer would be owned by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to such 5% and 10% limitations.

Non-Fundamental Investment Policies

1.  The Fund presently has no intention of investing more than 10% of its net assets in foreign securities not publicly traded in the U.S.

2.  Illiquid securities (including illiquid equity securities, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities that are not readily marketable) may not constitute more than 10% of the value of the Fund's net assets.

3.  The Fund will not invest more than 10% of its total assets, at the time of purchase, in defaulted debt securities.

4.  The Fund may lend certain of its portfolio securities, provided such loans do not exceed 10% of the value of the Fund's total assets, measured at the time of the most recent loan.

Additional Strategies

In trying to achieve its investment goal, the Fund may invest in the types of securities or engage in the types of transactions identified below. The Fund may not use all of these techniques at any one time. A more detailed description of the investment policies as well as the risks associated with these investment policies that the Fund uses is included in the section “Glossary of Investments, Techniques, Strategies and Their Risks.”

  invest up to 10% of its total assets in debt securities on which the issuer is not currently making interest payments (defaulted debt securities) These securities may be illiquid.
  invest 100% of its portfolio in non-investment grade securities invest up to 10% of its net assets in illiquid securities
  lend portfolio securities up to 10% of its total assets
  the Fund’s equity investments generally will be convertible securities, dividend-paying common or preferred stocks, and equity securities issued as a result of restructurings of debt securities held in its portfolio.

Glossary of Investments, Techniques, Strategies and Their Risks

Certain words or phrases may be used in descriptions of Fund investment policies and strategies to give investors a general sense of the Fund's levels of investment. They are broadly identified with, but not limited to, the following percentages of Fund total assets:

"small portion"	less than 10%
"portion"	10% to 25%
"significant"	25% to 50%
"substantial"	50% to 66%
"primary"	66% to 80%
"predominant"	80% or more

If the Fund intends to limit particular investments or strategies to no more than specific percentages of Fund assets, the prospectus or SAI will clearly identify such limitations. The percentages above are not limitations unless specifically stated as such in the Fund's prospectus or elsewhere in this SAI.

The Fund may invest in securities that are rated by various rating services such as Moody's Investors Service (Moody's) and Standard & Poor's (S&P®).

The value of your shares will increase as the value of the securities owned by the Fund increases and will decrease as the value of the Fund's investments decreases. In this way, you participate in any change in the value of the securities owned by the Fund. In addition to the factors that affect the value of any particular security that the Fund owns, the value of the Fund's shares may also change with movements in the stock and bond markets as a whole.

Convertible securities   A convertible security is generally a debt obligation or preferred stock that may be converted within a specified period of time into a certain amount of common stock of the same or a different issuer. A convertible security provides a fixed-income stream and the opportunity, through its conversion feature, to participate in the capital appreciation resulting from a market price advance in its underlying common stock. As with a straight fixed-income security, a convertible security tends to increase in market value when interest rates decline and decrease in value when interest rates rise. Like a common stock, the value of a convertible security also tends to increase as the market value of the underlying stock rises, and it tends to decrease as the market value of the underlying stock declines. Because both interest rate and market movements can influence its value, a convertible security is not as sensitive to interest rates as a similar fixed-income security, nor is it as sensitive to changes in share price as its underlying stock.

Corporate loans, loan assignments and loan participations and corporate debt securities   The Fund may invest in income-producing floating interest rate corporate loans made to, and corporate debt securities issued by, U.S. and non-U.S. corporations, companies and other business organizations and their U.S. and non-U.S. subsidiaries, each of which is referred to as a borrower.

Corporate loans typically are structured and negotiated by a group of financial institutions, including in some cases, the Fund, each of which is referred to as a lender, that provide the monies loaned to the borrowers. In return, the borrower pays interest and principal to the lenders. Such corporate loans typically pay interest rates that are re-determined periodically on the basis of a floating base lending rate such as the London Interbank Offered Rate (LIBOR) plus a premium. The Fund may acquire corporate loans directly at the time of closing or by buying an assignment of all or a portion of the corporate loan from a lender. The Fund may also acquire indirect ownership of the corporate loan by buying a loan participation from a lender. Corporate loans may include term loans and, to the extent permissible for the Fund, revolving credit facilities, prefunded L/C term loans, delayed draw term loans and receivables purchase facilities.

Loans negotiated by the agent bank.   Each type of corporate loan in which the Fund may invest typically is structured by a group of lenders. This means that the lenders participate in the negotiations with the corporate borrower and in the drafting of the terms of the corporate loan. The group of lenders often consists of commercial banks, thrift institutions, insurance companies, finance companies, other financial institutions, or in some cases investment companies such as the Fund. Under normal circumstances, the Fund will not act as the sole negotiator or sole originator for a corporate loan. One or more of the lenders usually administers the corporate loan on behalf of all the lenders; this lender is referred to as the agent bank.

Three ways to invest in corporate loans.   The Fund may invest in corporate loans in one of three ways. The Fund may: (i) make a direct investment in a corporate loan by participating as one of the initial lenders; (ii) purchase a participation interest in a corporate loan; or (iii) purchase an assignment of a corporate loan. Participation interests are interests issued by a lender or other financial institution, which usually represent a fractional interest in a corporate loan. The Fund may acquire participation interests from a lender or other holders of participation interests. An assignment represents all or a portion of a corporate loan previously owned by a different lender. Unlike a participation interest, the Fund will generally become a lender for the purposes of the relevant corporate loan agreement by purchasing an assignment.

1.  Direct investments in corporate loans.   It can be advantageous to the Fund to make a direct investment in a corporate loan as one of the lenders. When a new issue is purchased, such an investment is typically made at a discount. This means that the Fund receives a return at the full interest rate for the corporate loan. However, secondary purchases of loans may be made at par, at a premium from par or at a discount from par. Consequently, the Fund’s return on such an investment may be lower than it would have been if the Fund had made a direct investment in the underlying corporate loan. At certain times when reduced opportunities for direct investment in corporate loans may exist, the Fund may be able to invest in corporate loans only through participation interests or assignments.

2.  Assignments of corporate loans.   If the Fund purchases an assignment of a corporate loan from a lender, the Fund will step into the shoes of the original lender and will have direct contractual rights against the corporate borrower in favor of the lenders. An assignment from a lender gives the Fund the right to receive payments directly from the corporate borrower and to enforce its rights as a lender directly against the corporate borrower.

3.  Participation interests in corporate loans.   In contrast to an assignment, if the Fund purchases a participation interest either from a lender or a participant, the Fund typically will have established a direct contractual relationship with the seller of the participation interest, but not with the corporate borrower. Consequently, the Fund is subject to the credit risk of the lender or participant who sold the participation interest to the Fund, in addition to the usual credit risk of the corporate borrower. Therefore, when the Fund considers an investment in corporate loans through the purchase of participation interests, its manager will take into account the creditworthiness of the agent bank and any lenders and participants interposed between the Fund and the corporate borrower. These parties are referred to as Intermediate Participants. At the time of the Fund’s investment, the Intermediate Participant's outstanding debt obligations must be investment grade. That is, it must be rated in one of the four highest rating categories assigned by a nationally recognized statistical rating organization (NRSRO), such as BBB, A-3 or higher by S&P® or Baa, P-3 or higher by Moody's. If unrated, the manager must determine that the obligations are of comparable quality.

Despite this risk, however, loan participations may enable the Fund to acquire an interest in a corporate loan from a borrower, which it could not do directly. While loan participations generally trade at a discount, the Fund may buy participations trading at a premium. Under normal circumstances, loan participations that sell at a discount indicate the borrower may have credit problems or other issues associated with the credit risk of the loan. To the extent the credit problems are resolved, loan participations may appreciate in value.

In the event the corporate borrower fails to pay principal and interest when due, the Fund may have to assert rights against the borrower through an Intermediate Participant. This may subject the Fund to delays, expenses and risks that are greater than those that would be involved if the Fund could enforce its rights directly against the corporate borrower. Also, in the event of the insolvency of the lender or Intermediate Participant who sold the participation interest to the Fund, the Fund may not have any exclusive or senior claim with respect to the lender’s interest in the corporate loan, or in the collateral securing the corporate loan. Consequently, the Fund might not benefit directly from the collateral supporting the underlying corporate loan. The risk that the Intermediate Participant may become insolvent means that payments of principal and/or interest may be held up or not paid by such participant or such participant may not have the resources to assert its and the Fund's rights against the corporate borrower. Similar risks may arise with respect to the agent bank, as described below.

Obligations to make future advances.   For revolving credit facility corporate loans (“revolvers”) and some types of delayed draw loans, lenders, including the Fund, and Intermediate Participants may have an obligation to make future advances to the corporate borrower at the demand of the borrower and may have certain other continuing obligations pursuant to the terms of these types of corporate loans. Receivables purchase facilities may be structured as revolvers that are secured by the borrower’s receivables.

For these loans, the Fund or its custodian will segregate on the books of the Fund an amount of cash or other liquid assets equivalent in value to meet such future obligations. Because the Fund segregates such assets on its or its custodian's books for such contingent obligations, the manager believes that such obligations do not constitute senior securities of the Fund as interpreted by the SEC under the 1940 Act.

Delayed draw term loans.   Delayed draw term loans have characteristics of both revolvers and term loans, in that, before they are drawn upon by the borrower, they are similar to a revolver; however when they are drawn upon, they become fully and permanently drawn and are in essence term loans. These delayed draw term loans may be drawn upon by the borrower for the given commitment period for various purposes, including making acquisitions. The borrower pays a fee during the commitment period. Upon funding, when a loan is drawn upon, the loan becomes permanently funded, repaid principal amounts may not be reborrowed and interest accrues on the amount outstanding.

Prefunded L/C term loans.   A prefunded L/C term loan (prefunded L/C loan) is a facility created by the borrower in conjunction with the agent bank as issuers of the loan. The prefunded L/C loan is backed by letters of credit (each letter, an “L/C”). Each lender such as the Fund, in a prefunded L/C loan (sometimes referred to as a funded letter of credit facility) fully funds its commitment amount to the agent bank for the facility. The funds are held by the agent bank solely to satisfy a prefunded L/C loan lender’s obligation to the agent bank under the facility. The funds paid by the lenders are invested by the agent bank as deposits that pay interest usually approximating a benchmark rate, such as LIBOR, which is paid to the borrower. Generally, the borrower, via the agent bank, pays the lenders an interest rate, equivalent to the fully drawn spread plus the benchmark rate, usually LIBOR. The funds will be returned to the Fund as a lender upon termination of the prefunded L/C loan (and upon satisfaction of all obligations). Under the terms of the prefunded L/C loan agreement, a lender, such as the Fund, may sell and assign all or a portion of its interest in the loan to another lender so long as the other lender is eligible and agrees to the terms and conditions of the prefunded L/C loan agreement.

Whenever the borrower needs funds, it draws against the prefunded L/C loan and the agent bank makes payment to the borrower by withdrawing some of the amount invested as deposits. Consequently, the lenders do not have to advance any additional funds at the time the borrower draws against the prefunded L/C loan.

Risks of investments in corporate loans

Creditworthiness.   Lending to companies with poor creditworthiness involves substantially greater risks to the Fund, and may be highly speculative. Some companies may never pay off their loans, or may pay only a small fraction of the amount owed. Consequently, when lending to companies with poor credit, the Fund bears a substantial risk of losing the entire amount invested. In addition, loans may be issued in leveraged or highly leveraged transactions. This means that the borrower is assuming large amounts of debt in order to have large amounts of financial resources to attempt to achieve its business objectives; there is no guarantee, however, that the borrower will achieve its business objectives. Loans issued in leveraged or highly leveraged transactions are subject to greater credit risks than other loans, including an increased possibility that the borrower might default or go into bankruptcy and the Fund might have more difficulty selling such investments because they may be less liquid. The value of such loans may also be more volatile.

Nonpayment of interest and/or principal.   Corporate loans are subject to the risk of nonpayment of scheduled interest or principal. Such nonpayment would result in a reduction of income to the Fund, a likely reduction in the value of the investment and a potential decrease in the net asset value of the Fund.

Insufficient collateral.   The terms of each senior secured corporate loan and corporate debt security require that the collateral securing the obligation has a fair market value at least equal to 100% of the amount of such corporate loan at the time of the loan. The manager generally will determine the value of the collateral by customary valuation techniques that it considers appropriate. The collateral may consist of various types of assets or interests including tangible or intangible assets, working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment, tangible or intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The collateral may consist of various types of assets or interests including intangible assets. It may include working capital assets, such as accounts receivable or inventory, or tangible fixed assets, such as real property, buildings and equipment. It may include intangible assets, such as trademarks, copyrights and patent rights, or security interests in securities of subsidiaries or affiliates. The borrower's owners may provide additional security. The value of the collateral, however, may decline following investment by the Fund in the corporate loan. Also, collateral may be difficult to sell and there are other risks which may cause the collateral to be insufficient in the event of a default. Consequently, there can be no assurance that the liquidation of any collateral securing a corporate loan would satisfy the borrower’s obligation in the event of nonpayment of scheduled interest or principal payments, or that such collateral could be readily liquidated. In the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of any collateral securing a corporate loan. Collateral securing a corporate loan may lose all or substantially all of its value in the event of bankruptcy of a borrower. Some corporate loans are subject to the risk that a court, pursuant to fraudulent conveyance or other similar laws, could order currently existing or future indebtedness of the corporate borrower to be paid ahead of the corporate loans making repayment of the corporate loans in part or in full less likely, or could take other action detrimental to the holders of the corporate loans including, in certain circumstances, invalidating such corporate loans or causing interest previously paid to be refunded to the borrower. If interest were required to be refunded, it could negatively affect the Fund’s performance.

Publicly available information and ratings.   Many corporate loans in which the Fund may invest may not be rated by a rating agency, will not be registered with the SEC or any state securities commission and will not be listed on any national securities exchange. The amount of public information available with respect to corporate loans will generally be less than that available for registered or exchange listed securities. In evaluating the creditworthiness of borrowers, the manager may consider, and may rely in part, on analyses performed by others. Borrowers may have outstanding debt obligations that are rated below investment grade by a rating agency. Corporate loans held by the Fund directly or as a participation interest or assignment of the loan may be assigned ratings below investment grade by a rating agency, or may be unrated but judged by the manager to be of comparable quality.

The Fund's investments may be either unrated or rated by one or more rating agencies, such as S&P® or Moody's. These organizations rate obligations by grading the company issuing the obligations based upon its financial soundness. When the Fund is considering investing in an obligation that is unrated, the manager will determine its quality.

Liquidity of corporate loans.   The manager generally considers corporate loans, loan participations and assignments of corporate loans to be liquid. To the extent such investments are deemed to be liquid by the manager, they will not be subject to the Fund’s restrictions on investments in illiquid securities. Prefunded L/C loans, delayed draw loans and receivables purchase facilities are somewhat newer types of loans to borrowers, but generally also permit the lenders, including the Fund, to assign and transfer their interests in such loans to other parties. Generally, a liquid market with institutional buyers exists for such interests. The manager monitors each type of loan and/or loan interest in which the Fund is invested to determine whether it is liquid consistent with the liquidity procedures adopted by the Fund.

However, no active trading market may exist for some corporate loans and some corporate loans may be subject to restrictions on resale. A secondary market in corporate loans may be subject to irregular trading activity, wide bid/ask spreads and extended trade settlement periods, which may impair the ability to realize full value on sale of a corporate loan and thus cause a decline in the Fund’s net asset value, which could be material. In addition, the Fund may not be able to readily dispose of its corporate loans at prices that approximate those at which the Fund could sell such loans if they were more widely traded. As a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. During periods of limited supply and liquidity of corporate loans, the Fund’s yield may be lower.

Risks based on agent banks and/or intermediate participants.   The agent bank is a lender that administers the corporate loan. The agent bank typically is responsible for collecting principal, interest and fee payments from the corporate borrower. The agent bank then distributes these payments to all lenders that are parties to the corporate loan. The Fund will not act as an agent bank. The Fund generally will rely on the agent bank or an Intermediate Participant to collect its portion of the payments. The Fund will also rely on the agent bank to take appropriate actions against a corporate borrower that is not making payments as scheduled. Typically, the agent bank is given broad discretion in enforcing the terms of the corporate loan, and is required to use only the same care it would use in the management of its own property. The corporate borrower compensates the agent bank for these services. Such compensation may include special fees paid at the start of corporate loans and other fees paid on a continuing basis.

In the event that a corporate borrower becomes bankrupt or insolvent, the borrower may attempt to assert certain legal defenses as a result of improper conduct by the agent bank or Intermediate Participant.

There is a risk that an agent bank may have financial difficulty. An agent bank could even declare bankruptcy, or have a receiver, conservator, or similar official appointed for it by a regulatory authority. If this happens, assets held by the agent bank under the corporate loan should remain available to holders of corporate loans, including the Fund. However, a regulatory authority or court may determine that assets held by the agent bank for the benefit of the Fund are subject to the claims of the agent bank’s general or secured creditors. The Fund might incur costs and delays in realizing payment on a corporate loan or might suffer a loss of principal or interest. Similar risks arise in situations involving Intermediate Participants, as described above.

Covenants.   The borrower under a corporate loan generally must comply with various restrictive covenants contained in any corporate loan agreement between the borrower and the lending syndicate or in any trust indenture or comparable document in connection with a corporate debt security. A restrictive covenant is a promise by the borrower to take certain actions that protect, or not to take certain action that may impair, the rights of lenders. These covenants, in addition to requiring the scheduled payment of interest and principal, may include restrictions on dividend payments and other distributions to shareholders, provisions requiring the borrower to maintain specific financial ratios or relationships regarding, and/or limits on, total debt. In addition, a covenant may require the borrower to prepay the corporate loan or corporate debt security with any excess cash flow. Excess cash flow generally includes net cash flow after scheduled debt service payments and permitted capital expenditures, among other things, as well as the proceeds from asset dispositions or sales of securities. A breach of a covenant (after giving effect to any cure period) in a corporate loan agreement which is not waived by the agent bank and the lending syndicate normally is an event of acceleration. This means that the agent bank has the right to demand immediate repayment in full of the outstanding corporate loan. Acceleration may also occur in the case of the breach of a covenant in a corporate debt security document.

Some of the loans available in the market are known as "covenant lite." These loans contain fewer or no maintenance covenants. A covenant lite loan does not include the legal clauses which allow a lender to control and track the performance of a company and declare a default if certain criteria are breached. The Fund may experience delays in enforcing its rights on its holdings of covenant lite loans.

Credit-linked securities   The Fund may buy or sell credit-linked securities. Credit-linked securities are debt securities that represent an interest in a pool of, or are otherwise collateralized by, one or more corporate debt obligations or credit default swaps on corporate debt or bank loan obligations. Such debt obligations may represent the obligations of one or more corporate issuers. The Fund has the right to receive periodic interest payments from the issuer of the credit-linked security (usually the seller of the underlying credit default swap(s)) at an agreed-upon interest rate, and a return of principal at the maturity date.

The Fund bears the risk of loss of its principal investment, and the periodic interest payments expected to be received for the duration of its investment in the credit-linked security, in the event that one or more of the debt obligations underlying bonds or debt obligations underlying the credit default swaps go into default or otherwise become non-performing. Upon the occurrence of such a credit event (including bankruptcy, failure to timely pay interest or principal, or a restructuring) with respect to an underlying debt obligation (which may represent a credit event of one or more underlying obligees), the Fund will generally reduce the principal balance of the related credit-linked security by the Fund’s pro rata interest in the par amount of the defaulted underlying debt obligation in exchange for the actual value of the defaulted underlying obligation or the defaulted underlying obligation itself, thereby causing the Fund to lose a portion of its investment. As a result, on an ongoing basis, interest on the credit-linked security will accrue on a smaller principal balance and a smaller principal balance will be returned at maturity. To the extent a credit-linked security represents an interest in underlying obligations of a single corporate issuer, a credit event with respect to such issuer presents greater risk of loss to the Fund than if the credit-linked security represented an interest in underlying obligations of multiple corporate issuers.

In addition, the Fund bears the risk that the issuer of the credit-linked security will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment and the remaining periodic interest payments thereon.

An investment in credit-linked securities also involves reliance on the counterparty to the swap entered into with the issuer to make periodic payments to the issuer under the terms of the credit default swap. Any delay or cessation in the making of such payments may be expected in certain instances to result in delays or reductions in payments to the Fund as an investor in such credit-linked securities. Additionally, credit-linked securities are typically structured as limited recourse obligations of the issuer of such securities such that the securities issued will usually be obligations solely of the issuer and will not be obligations or responsibilities of any other person.

Most credit-linked securities are structured as Rule 144A securities so that they may be freely traded among institutional buyers. The Fund will generally only purchase credit-linked securities which are determined to be liquid in accordance with the Fund’s liquidity guidelines. However, the market for credit-linked securities may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for credit-linked securities. In certain cases, a market price for a credit-linked security may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the investment manager believes is fair. In the event a credit-linked security is deemed to be illiquid, the Fund will include such security in calculating its limitation on investments in illiquid securities.

The value of a credit-linked security will typically increase or decrease with any change in value of the underlying debt obligations, if any, held by the issuer and the credit default swap. Further, in cases where the credit-linked security is structured such that the payments to the Fund are based on amounts received in respect of, or the value of performance of, any underlying debt obligations specified in the terms of the relevant credit default swap, fluctuations in the value of such obligation may affect the value of the credit-linked security.

The collateral of a credit-linked security may be one or more credit default swaps, which are subject to additional risks. See “Swap agreements” for a description of additional risks associated with credit default swaps.

Credit linked notes (CLNs)   A typical CLN is set-up as a “pass-through” note structure created by a broker or bank as an alternative investment for funds or other purchasers to directly buying a bond or group of bonds. CLNs are typically issued at par, with a one to one relationship with the notional value to the underlying bond(s). The performance of the CLN, however, including maturity value, is linked to the performance of the specified underlying bond(s) as well as that of the issuing entity. CLNs are generally considered to be liquid instruments; however, the liquidity of the CLN may be impacted by the liquidity of the underlying reference asset.

In addition to the risk of loss of its principal investment, the Fund bears the risk that the issuer of the CLN will default or become bankrupt. In such an event, the Fund may have difficulty being repaid, or fail to be repaid, the principal amount of its investment. A downgrade or impairment to the credit rating of the issuer will also likely impact negatively the price of the CLN, regardless of the price of the bond(s) underlying the CLNs. A CLN is typically structured as limited recourse, unsecured obligation of the issuer of such security such that the security will usually be the obligation solely of the issuer and will not be an obligation or responsibility of any other person, including the issuer of the underlying bond(s).

Most CLNs are structured as Rule 144A securities so that they may be freely traded among institutional buyers. However, the market for CLNs may be, or suddenly can become, illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the CLN to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices of CLNs. In certain cases, a market price for a CLN may not be available or may not be reliable, and the Fund could experience difficulty in selling such security at a price the manager believes is fair.

Debt securities   A debt security typically has a fixed payment schedule that obligates the issuer to pay interest to the lender and to return the lender's money over a certain time period. A company typically meets its payment obligations associated with its outstanding debt securities before it declares and pays any dividend to holders of its equity securities. Bonds, notes, and commercial paper differ in the length of the issuer's payment schedule, with bonds carrying the longest repayment schedule and commercial paper the shortest.

The Fund may also invest in debt securities that have floating or variable payment schedules. These securities include corporate loans, floating rate notes issued by governments and corporate issuers, certain U.S. government issues, such as Treasury Inflation-Protected Securities (TIPS), and adjustable-rate asset-backed securities.

The market value of debt securities generally varies in response to changes in interest rates and the financial condition of each issuer. During periods of declining interest rates, the value of debt securities generally increases. Conversely, during periods of rising interest rates, the value of such securities generally declines. These changes in market value will be reflected in the Fund's net asset value per share.

Ratings.   Various investment services publish ratings of some of the debt securities in which the Fund may invest. Higher yields are ordinarily available from securities in the lower rating categories, such as securities rated Ba or lower by Moody's or BB or lower by S&P or from unrated securities deemed by the Fund's manager to be of comparable quality. Such high-yield securities are considered to be below "investment grade" and are sometimes referred to as "junk bonds." These ratings represent the opinions of the rating services with respect to the issuer's ability to pay interest and repay principal. They do not purport to reflect the risk of fluctuations in market value and are not absolute standards of quality.

High yield securities.   Because the Fund may invest in securities below investment grade, an investment in the Fund is subject to a higher degree of risk than an investment in a fund that invests primarily in higher-quality securities. You should consider the increased risk of loss to principal that is present with an investment in higher risk securities, such as those in which the Fund may invest. Accordingly, an investment in the Fund should not be considered a complete investment program and should be carefully evaluated for its appropriateness in light of your overall investment needs and goals.

The market value of high yield, lower-quality fixed-income securities, commonly known as junk bonds, tends to reflect individual developments affecting the issuer to a greater degree than the market value of higher-quality securities, which react primarily to fluctuations in the general level of interest rates. Lower-quality securities also tend to be more sensitive to economic conditions than higher-quality securities.

Issuers of high yield, fixed-income securities are often highly leveraged and may not have more traditional methods of financing available to them. Therefore, the risk associated with buying the securities of these issuers is generally greater than the risk associated with higher-quality securities. For example, during an economic downturn or a sustained period of rising interest rates, issuers of lower-quality securities may experience financial stress and may not have sufficient cash flow to make interest payments. The issuer's ability to make timely interest and principal payments may also be adversely affected by specific developments affecting the issuer, including the issuer's inability to meet specific projected business forecasts or the unavailability of additional financing.

The risk of loss due to default may also be considerably greater with lower-quality securities because they are generally unsecured and are often subordinated to other creditors of the issuer. If the issuer of a security in the Fund's portfolio defaults, the Fund may have unrealized losses on the security, which may lower the Fund's net asset value per share. Defaulted securities tend to lose much of their value before they default. Thus, the Fund's net asset value per share may be adversely affected before an issuer defaults. In addition, the Fund may incur additional expenses if it must try to recover principal or interest payments on a defaulted security.

High yield, fixed-income securities frequently have call or buy-back features that allow an issuer to redeem the securities from the Fund. Although these securities are typically not callable for a period of time, usually for three to five years from the date of issue, if an issuer calls its securities during periods of declining interest rates, the manager may find it necessary to replace the securities with lower-yielding securities, which could result in less net investment income for the Fund. The premature disposition of a high yield security due to a call or buy-back feature, the deterioration of an issuer’s creditworthiness, or a default by an issuer may make it more difficult for the Fund to manage the timing of its income.

Lower-quality, fixed-income securities may not be as liquid as higher-quality securities. Reduced liquidity in the secondary market may have an adverse impact on the market price of a security and on the Fund's ability to sell a security in response to a specific economic event, such as a deterioration in the creditworthiness of the issuer, or if necessary to meet the Fund's liquidity needs. Reduced liquidity may also make it more difficult to obtain market quotations based on actual trades for purposes of valuing the Fund's portfolio.

High yield, fixed-income securities acquired during an initial underwriting involve special risks because they are new issues. The manager will carefully review their credit and other characteristics. The Fund has no arrangement with their underwriter or any other person concerning the acquisition of these securities.

High yield, fixed-income securities that are sold without registration under federal securities laws carry restrictions on resale. While many high yielding securities have been sold with registration rights, covenants and penalty provisions for delayed registration, if the Fund is required to sell restricted securities before the securities have been registered, it may be deemed an underwriter of the securities under the Securities Act of 1933 (1933 Act), which entails special responsibilities and liabilities. The Fund also may incur special costs in disposing of restricted securities, although the Fund will generally not incur any costs when the issuer is responsible for registering the securities.

The Fund relies on the manager's judgment, analysis and experience in evaluating the creditworthiness of an issuer. In this evaluation, the manager takes into consideration, among other things, the issuer's financial resources, its sensitivity to economic conditions and trends, its operating history, the quality of the issuer's management and regulatory matters.

The credit risk factors above also apply to lower-quality zero coupon, deferred interest and pay-in-kind securities. These securities have an additional risk, however, because unlike securities that pay interest throughout the time until maturity, the Fund will not receive any cash until the cash payment date. If the issuer defaults, the Fund may not obtain any return on its investment.

The Fund may purchase certain high yield, fixed-income securities at a discount to par value. These securities, when held to maturity or retired, may include an element of capital gain. The Fund does not generally intend to hold securities solely for the purpose of achieving capital gain, but will generally hold them as long as expected returns on the securities remain attractive. The Fund may realize a capital loss when a security is purchased at a premium (that is, in excess of its stated or par value) and is held to maturity, or is called or redeemed at a price lower than its purchase price. The Fund may also realize a capital gain or loss upon the sale of securities, whether purchased at par, a discount, or a premium.

Pay-in-kind securities.   Pay-in-kind securities pay interest by issuing more securities. The Fund is deemed to receive interest over the life of these securities and is treated as if the interest were paid on a current basis for federal income tax purposes, although the Fund does not receive any cash interest payments until maturity or a specified date when the securities begin paying current interest. Accordingly, during times when the Fund does not receive any cash interest payments on its pay-in-kind securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in pay-in-kind securities.

Ratings.   The Fund may buy both rated and unrated debt securities. Independent rating organizations rate debt securities based upon their assessment of the financial soundness of the issuer. Generally, a lower rating indicates higher risk. The Fund may buy debt securities regardless of their rating and up to 100% of the portfolio may be invested in non-investment grade securities (rated lower than BBB by S&P® or Baa by Moody's). Please see "Description of Ratings" for details.

Ratings assigned by the rating agencies are based largely on the issuer's historical financial condition and the rating agencies' investment analysis at the time of the rating. Credit quality in the high yield debt market, however, can change suddenly and unexpectedly, and credit ratings may not reflect the issuer's current financial condition. For these reasons, the manager does not rely principally on the ratings assigned by rating agencies, but performs its own independent investment analysis of securities being considered for the Fund's portfolio. In its analysis, the manager considers a variety of factors, including:

  the experience and managerial strength of the issuer;
  responsiveness to changes in interest rates and business conditions;
  debt maturity schedules and borrowing requirements;
  the issuer's changing financial condition and market recognition of the change; and
  relative values based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects.

Zero-coupon securities.   Zero coupon or deferred interest securities are debt securities that make no periodic interest payments before maturity or a specified date when the securities begin paying current interest (the “cash payment date”), and therefore are generally issued and traded at a discount from their face amount or par value. The discount varies depending on the time remaining until maturity or the cash payment date, as well as prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity or cash payment date approaches.

The value of zero-coupon securities is generally more volatile than the value of other fixed-income securities that pay interest periodically. If the issuer defaults, the Fund may lose its entire investment, which will affect the Fund's share price. Zero-coupon securities are also likely to respond to changes in interest rates to a greater degree than other fixed-income securities having similar maturities and credit quality. For federal tax purposes, holders of these bonds, such as the Fund, are deemed to receive interest over the life of the bonds and are taxed as if interest were paid on a current basis although the holder does not receive cash interest payments until the bonds mature. Accordingly, during times when the Fund does not receive any cash interest payments on its zero-coupon or deferred interest securities, it may have to sell portfolio securities to meet distribution requirements. The Fund is not limited in the amount of its assets that may be invested in these types of securities.

Derivative instruments   Derivative instruments are those financial instruments whose values are dependent upon the performance of one or more underlying assets, such as securities, currencies, commodities or related indices.

Derivatives may be used for “hedging,” which means that they may help manage risks relating to interest rates, currency fluctuations and other market factors. They also may be used when the manager seeks to increase liquidity, implement a tax or cash management strategy, invest in a particular bond or segment of the market in a more efficient or less expensive way, modify the effective duration of the Fund's portfolio investments and/or to enhance total return. However derivatives are used, their successful use is not assured and will depend upon the manager's ability to predict relevant market movements.

The Fund may use derivative transactions without limit for purposes of direct hedging. Direct hedging means that the transaction must be intended to reduce a specific risk exposure of a portfolio security or its denominated currency and must also be directly related to such security or currency. The Fund’s use of derivatives transactions for purposes other than direct hedging may be limited from time to time by policies adopted by the board of trustees or the Fund’s investment manager. Because some derivatives may enable a Fund to purchase or sell exposure to one or more underlying assets or indices for a relatively small amount of cash, the SEC requires mutual funds to “cover” or segregate liquid assets equal to the potential exposure created by such derivatives.

Swap agreements.   Generally, swap agreements are contracts between the Fund and, typically, a brokerage firm, bank or other institutional buyer (swap counterparty) for periods ranging from a few days to more than a year. In a basic swap transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on a particular “notional amount” or value of predetermined investments or instruments (swap transaction). The notional amount is the set dollar or other currency value selected by the parties to use as the basis on which to calculate the obligations that the parties to a swap agreement have agreed to exchange. The parties do not actually invest the notional amount in any investment or instrument. Instead they agree to exchange the returns that would be earned or realized if the notional amount were invested in given investments or at given interest rates. Examples of returns that may be exchanged in a swap agreement are those of a particular security, a particular fixed or variable interest rate, a particular foreign currency, or a “basket” of securities representing a particular index, in some cases.

The Fund will generally enter into swap agreements on a net basis, which means that the two payment streams that are to be made by the Fund and its counterparty are netted out, with the Fund receiving or paying, as the case may be, only the net difference in the two payments. The Fund’s obligations (or rights) under a swap agreement that is entered into on a net basis will generally be the net amount to be paid or received under the agreement based on the relative values of the obligations of each party upon termination of the agreement or at set valuation dates. The Fund will accrue its obligations under a swap agreement daily (offset by any amounts the counterparty owes the Fund). If the swap agreement does not provide for that type of netting, the full amount of the Fund's obligations will be accrued on a daily basis.

Upon entering into a swap agreement, the Fund is usually required to pledge to the swap counterparty an amount of cash and/or other assets equal to the total net amount (if any) that would be payable by the Fund to the counterparty if the swap were terminated on the date in question, including any early termination payments. Periodically, changes in the amount pledged are made to recognize changes in value of the contract resulting from, among other things, interest on the notional value of the contract, market value changes in the underlying investment, and/or dividends paid by the issuer of the underlying security. Likewise, the counterparty may be required to pledge cash or other assets to cover its obligations to the Fund. However, the amount pledged may not always be equal to or more than the amount due to the other party. Therefore, if a counterparty defaults in its obligations to the Fund, the amount pledged by the counterparty and available to the Fund may not be sufficient to cover all the amounts due to the Fund and the Fund may sustain a loss.

Risks.   The use of swap transactions is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Whether the Fund will be successful in using swap agreements to achieve its investment goal depends on the ability of the manager correctly to predict which types of investments are likely to produce greater returns. If the manager, in using swap agreements, is incorrect in its forecasts of market values, interest rates, currency exchange rates or other applicable factors, the investment performance of the Fund will be less than its performance would have been if it had not used the swap agreements.

The risk of loss to the Fund for swap transactions that are entered into on a net basis depends on which party is obligated to pay the net amount to the other party. If the counterparty is obligated to pay the net amount to the Fund, the risk of loss to the Fund is loss of the entire amount that the Fund is entitled to receive. If the Fund is obligated to pay the net amount, the Fund’s risk of loss is limited to that net amount. If the swap agreement involves the exchange of the entire principal value of a security, the entire principal value of that security is subject to the risk that the other party to the swap will default on its contractual delivery obligations.

Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be illiquid and, therefore, subject to the Fund’s limitation on investments in illiquid securities. If a swap transaction is particularly large or if the relevant market is illiquid, the Fund may not be able to establish or liquidate a position at an advantageous time or price, which may result in significant losses. Participants in the swap markets are not required to make continuous markets in the swap contracts they trade. Participants could refuse to quote prices for swap contracts or quote prices with an unusually wide spread between the price at which they are prepared to buy and the price at which they are prepared to sell. However, the swap markets have grown substantially in recent years, with a large number of financial institutions acting both as principals and agents, utilizing standardized swap documentation. As a result, the swap markets have become relatively liquid in comparison with markets for other derivative instruments that are traded in the interbank market. Swap agreements are generally valued using independent pricing services who may use fair valuation techniques.

As a result of the recent turmoil in the financial markets, numerous proposals have been made by various entities to regulate the OTC derivatives markets, including, specifically, credit default swaps. The Fund cannot predict the outcome or final form of any of these proposals or if or when any of them would become effective. However, any additional regulation or limitation on the OTC markets for derivatives could materially and adversely impact the ability of the Fund to buy or sell OTC derivatives, including credit default swaps.

Swap agreements currently are not traded on exchanges and are not subject to government regulation. As a result, swap participants are not as protected as participants on organized exchanges. Performance of a swap agreement is the responsibility only of the swap counterparty and not of any exchange or clearinghouse. As a result, the Fund is subject to the risk that a counterparty will be unable or will refuse to perform under such agreement, including because of the counterparty’s bankruptcy or insolvency. No limitations on daily price movements or speculative position limits apply to swap transactions. Counterparties may, however, limit the size or duration of a swap agreement with the Fund as a consequence of credit considerations. The Fund risks the loss of the accrued but unpaid amount under a swap agreement, which could be substantial, in the event of a default, insolvency or bankruptcy by a swap counterparty. In such an event, the Fund will have contractual remedies pursuant to the swap agreements, but bankruptcy and insolvency laws could affect the Fund’s rights as a creditor. If the counterparty’s creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses. The Fund’s manager will only approve a swap agreement counterparty for the Fund if the manager deems the counterparty to be creditworthy under the Fund’s Counterparty Credit Review Standards, adopted and reviewed annually by the Fund’s board. However, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited.

Certain Internal Revenue Service positions may limit the Fund’s ability to use swap agreements in a desired tax strategy. It is possible that developments in the swap markets and/or the laws relating to swap agreements, including potential government regulation, could adversely affect the Fund’s ability to benefit from using swap agreements, or could have adverse tax consequences.

Interest rate swaps.   An interest rate swap is an agreement between two parties to exchange payments based on the changes in an interest rate or rates. Typically, one interest rate is fixed while the other interest rate changes with changes in a designated interest rate benchmark (for example, the London Interbank Offered Rate (LIBOR), prime rate, commercial paper rate, or other benchmarks). Each party’s payment obligation under an interest rate swap is determined by reference to a specified “notional” amount of money. Interest rate swaps generally do not involve, therefore, the delivery of securities, other underlying assets, or principal amounts; rather they entail the exchange of cash payments based on the application of the designated interest rates to the notional amount. Accordingly, barring swap counterparty default, the risk of loss in an interest rate swap is limited to the net amount of interest payments that the Fund is obligated to make or receive (as applicable), as well as any early termination payment payable by or to the Fund upon early termination of the swap.

By swapping fixed interest rate payments for floating payments, an interest rate swap can be used to hedge interest rate risk. Interest rate swaps are generally used to permit the party seeking a floating rate obligation the opportunity to acquire such obligation at a rate lower than is directly available in the credit markets, while permitting the party desiring a fixed-rate obligation the opportunity to acquire such a fixed-rate obligation, also frequently at a rate lower than is directly available in the credit markets. The success of such a transaction depends in large part on the availability of fixed-rate obligations at interest (or coupon) rates low enough to cover the costs involved. An interest rate swap transaction is affected by changes in interest rates, which, in turn, may affect the prepayment rate of any underlying debt obligations upon which the interest rate swap is based.

A mortgage swap is a specific type of interest rate swap. In a mortgage swap, cash flows based on a group of Government National Mortgage Association (“Ginnie Mae”) mortgage pools are exchanged for cash flows based on a floating interest rate. The return on a mortgage swap is affected by changes in interest rates, which affect the prepayment rate of the underlying mortgages upon which the mortgage swap is based.

Credit default swaps.   The Fund may be a buyer of credit default swaps. The "buyer" in a credit default swap agreement is obligated to pay the "seller" a periodic stream of payments over the term of the agreement in return for a payment by the "seller" that is contingent upon the occurrence of a credit event with respect to a specific underlying reference debt obligation. Generally, a credit event means bankruptcy, failure to timely pay interest or principal, obligation acceleration, or modified restructuring of the reference debt obligation. The contingent payment by the seller generally is the face amount of the debt obligation, in return for the buyer's obligation to make periodic cash payments and deliver in physical form the reference debt obligation or a cash payment equal to the then-current market value of that debt obligation at the time of the credit event. If no credit event occurs, the seller would receive a fixed rate of income throughout the term of the contract, while the buyer would lose the amount of its payments and recover nothing. The buyer is also subject to the risk that the seller will not satisfy its contingent payment obligation, if and when due.

The Fund may buy credit default swaps in order to try to hedge against a decline in the value of its portfolio debt securities due to a credit event. By selling a credit default swap, the Fund will receive periodic payments but is exposed to the risk that the value of the reference debt obligation declines due to a credit event and that it will have to pay the face amount of the reference obligation to the buyer. The Fund may also sell credit default swaps in order to gain exposure that is similar to owning the reference debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to the risk that there would be a credit event and the Fund would have to make a substantial payment. See “Credit-linked securities."

Equity securities   represent a proportionate share of the ownership of a company; their value is based on the success of the company's business and the value of its assets, as well as general market conditions. The purchaser of an equity security typically receives an ownership interest in the company as well as certain voting rights. The owner of an equity security may participate in a company's success through the receipt of dividends, which are distributions of earnings by the company to its owners. Equity security owners may also participate in a company's success or lack of success through increases or decreases in the value of the company's shares as traded in the public trading market for such shares. Equity securities generally take the form of common stock or preferred stock, as well as securities convertible into common stock. Preferred stockholders typically receive greater dividends but may receive less appreciation than common stockholders and may have different voting rights as well. Equity securities may also include convertible securities, warrants, or rights. Warrants or rights give the holder the right to buy common stock at a given time for a specified price.

Foreign securities   Investors should consider carefully the substantial risks involved in securities of companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.

There may be less publicly available information about foreign companies comparable to the reports and ratings published about companies in the U.S. Foreign companies generally are not subject to uniform accounting or financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. From time to time, trading in a foreign market may be interrupted and the Fund, therefore, may encounter difficulty in obtaining market quotations for purposes of valuing its portfolio and calculating its net asset value. Foreign markets have substantially less volume than the NYSE and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Commission rates in foreign countries, which generally are fixed rather than subject to negotiation as in the U.S., are likely to be higher. In many foreign countries there is less government supervision and regulation of stock exchanges, brokers and listed companies than in the U.S.

Certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment of foreign persons to only a specific class of securities of a company that may have less advantageous terms than securities of the company available for purchase by nationals. Furthermore, in some countries the repatriation of investment income, capital and proceeds of sales by foreign investors may require governmental registration and/or approval. The Fund could be adversely affected by delays in or a refusal to grant any required governmental registration or approval for repatriation.

Developing countries.   Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks include (i) less social, political and economic stability; (ii) the small current size of the markets for such securities and the currently low or nonexistent volume of trading, which result in a lack of liquidity and in greater price volatility; (iii) certain national policies which may restrict the Fund's investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence, until recently in many developing countries, of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in some developing countries may be slowed or reversed by unanticipated political or social events in such countries.

In addition, many of the countries in which the Fund may invest have experienced substantial, and during some periods, extremely high rates of inflation, for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain countries. Moreover, the economies of some developing countries may differ unfavorably from the U.S. economy in such respects as growth of gross domestic product, rate of inflation, currency depreciation, capital reinvestment, resource self-sufficiency and balance of payments position.

Foreign currency.   The Fund's management endeavors to buy and sell foreign currencies on as favorable a basis as practicable. Some price spread on currency exchange (to cover service charges) may be incurred, particularly when the Fund changes investments from one country to another or when proceeds of the sale of shares in U.S. dollars are used for the purchase of securities in foreign countries. Also, some countries may adopt policies that would prevent the Fund from transferring cash out of the country or withhold portions of interest and dividends at the source. There is the possibility of cessation of trading on national exchanges, expropriation, nationalization or confiscatory taxation, withholding and other foreign taxes on income or other amounts, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability, or diplomatic developments which could affect investments in securities of issuers in foreign nations.

The Fund may be affected either unfavorably or favorably by fluctuations in the relative rates of exchange between the currencies of different nations, by exchange control regulations and by indigenous economic and political developments. Some countries in which the Fund may invest may also have fixed or managed currencies that are not free-floating against the U.S. dollar. Further, certain currencies may not be internationally traded.

Any devaluations in the currencies in which the Fund's portfolio securities are denominated may have a detrimental impact on the Fund. Through the Fund's flexible policy, management endeavors to avoid unfavorable consequences and to take advantage of favorable developments in particular nations where from time to time it places the investments of the Fund.

The exercise of this flexible policy may include decisions to buy securities with substantial risk characteristics and other decisions such as changing the emphasis on investments from one nation to another and from one type of security to another. Some of these decisions may later prove profitable and others may not. No assurance can be given that profits, if any, will exceed losses.

Forward currency exchange contracts.   A forward contract is an obligation to purchase or sell a specific currency or multinational currency unit for an agreed price at a future date, which is individually negotiated and privately traded by currency traders and their customers in the interbank market. The Fund may either accept or make delivery of the currency specified at the maturity of a forward contract or, prior to maturity, enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the counterparty to the original forward contract.

The Fund may enter into a forward contract, for example, when it purchases or sells a security denominated in a foreign currency and desires to “lock in” the U.S. dollar price of the security.  Thus, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward contract to sell an amount of that foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency.  Similarly, when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward contract to buy that foreign currency for a fixed dollar amount.  The Fund may also purchase and sell forward contracts for efficient portfolio management purposes when the manager anticipates that the foreign currency will appreciate or depreciate in value.

The successful use of these transactions will usually depend on the manager's ability to accurately forecast currency exchange rate movements. Should exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of the transaction, or it may realize losses. In addition, these techniques could result in a loss if the counterparty to the transaction does not perform as promised, including because of the counterparty’s bankruptcy or insolvency. While the Fund uses only counterparties that meet its credit quality standards, in unusual or extreme market conditions, a counterparty’s creditworthiness and ability to perform may deteriorate rapidly, and the availability of suitable replacement counterparties may become limited. Moreover, investors should bear in mind that the Fund is not obligated to actively engage in hedging or other currency transactions. For example, the Fund may not have attempted to hedge its exposure to a particular foreign currency at a time when doing so might have avoided a loss.

Although the Commodity Futures Trading Commission does not currently regulate these contracts, it may in the future assert such regulatory authority. In such event, the Fund’s ability to utilize forward contracts in the manner set forth above may be restricted. Forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not engaged in such contracts. Moreover, there may be an imperfect correlation between the Fund’s portfolio holdings of securities denominated in a particular currency and forward contracts entered into by the Fund. This imperfect correlation may cause the Fund to sustain losses that will prevent the Fund from achieving a complete hedge or expose the Fund to risk of foreign exchange loss. The Fund generally will not enter into a forward contract with a term greater than one year.

Illiquid investments   It is the policy of the Fund that illiquid securities (including illiquid equity securities, illiquid defaulted debt securities, illiquid loan participations, securities with legal or contractual restrictions on resale, repurchase agreements of more than seven days duration, and other securities which are not readily marketable) may not constitute more than 10% of the value of the Fund's total assets. Generally, an "illiquid security" is any security that cannot be disposed of promptly and in the ordinary course of business at approximately the amount at which the Fund has valued the instrument. Subject to this limitation, the Fund's board of trustees has authorized the Fund to invest in restricted securities where such investment is consistent with the Fund's investment goals and has authorized such securities to be considered liquid to the extent the manager determines that there is a liquid institutional or other market for such securities - such as, restricted securities which may be freely transferred among qualified institutional buyers pursuant to Rule 144A under the 1933 Act, and for which a liquid institutional market has developed. The board will review on a monthly basis any determination by the manager to treat a restricted security as liquid, including the manager's assessment of current trading activity and the availability of reliable price information. In determining whether a restricted security is properly considered a liquid security, the manager and the board will take into account the following factors: (i) the frequency of trades and quotes for the security; (ii) the number of dealers willing to buy or sell the security and the number of other potential buyers; (iii) dealer undertakings to make a market in the security; and (iv) the nature of the security and the nature of the marketplace trades (e.g., the time needed to dispose of the security, the method of soliciting offers, and the mechanics of transfer). To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Notwithstanding the restriction on the sale of such securities, a secondary market exists for many of these securities. As with other securities in the Fund's portfolio, if there are readily available market quotations for a restricted security, it will be valued, for purposes of determining the Fund's net asset value, within the range of the bid and ask prices. To the extent that no quotations are available, the securities will be valued at fair value in accordance with procedures adopted by the board.

The Fund's purchases of restricted securities can result in the receipt of commitment fees. For example, the transaction may involve an individually negotiated purchase of short-term increasing rate notes. Maturities for this type of security typically range from one to five years. These notes are usually issued as temporary or "bridge" financing to be replaced ultimately with permanent financing for the project or transaction that the issuer seeks to finance. Typically, at the time of commitment, the Fund receives the security and sometimes a cash commitment fee. Because the transaction could possibly involve a delay between the time the Fund commits to buy the security and the Fund's payment for and receipt of that security, the Fund will maintain, by appropriate notation on the books of the Fund or its custodian bank, cash or liquid securities having an aggregate value equal to the amount of the purchase commitments until payment is made. The Fund will not buy restricted securities in order to generate commitment fees, although the receipt of such fees will assist the Fund in achieving its principal goal of earning a high level of current income.

Notwithstanding the determinations in regard to the liquidity of restricted securities, the board remains responsible for such determinations and will consider appropriate action to maximize the Fund's liquidity and its ability to meet redemption demands if a security should become illiquid after its purchase. To the extent the Fund invests in restricted securities that are deemed liquid, the general level of illiquidity in the Fund may be increased if qualified institutional buyers become uninterested in buying these securities or the market for these securities contracts.

Loans of portfolio securities   To generate additional income, the Fund may lend certain of its portfolio securities to qualified banks and broker-dealers. For each loan, the borrower must maintain with the Fund's custodian collateral (consisting of any combination of cash, securities issued by the U.S. government and its agencies and instrumentalities, or irrevocable letters of credit) with an initial market value at least equal to 102% of the market value of the domestic securities loaned (or 105% of the market value of foreign securities loaned), including any accrued interest thereon. Such collateral will be marked-to-market daily, and if the coverage falls below 100%, the borrower will be required to deliver additional collateral equal to at least 102% of the market value of the domestic securities loaned (or 105% of the foreign securities loaned). The Fund retains all or a portion of the interest received on investment of the cash collateral or receives a fee from the borrower. The Fund also continues to receive any distributions paid on the loaned securities. The Fund may terminate a loan at any time and obtain the return of the securities loaned within the normal settlement period for the security involved.

Where voting rights with respect to the loaned securities pass with the lending of the securities, the manager intends to call the loaned securities to vote proxies, or to use other practicable and legally enforceable means to obtain voting rights, when the manager has knowledge that, in its opinion, a material event affecting the loaned securities will occur or the manager otherwise believes it necessary to vote. As with other extensions of credit, there are risks of delay in recovery or even loss of rights in collateral in the event of default or insolvency of the borrower. The Fund will loan its securities only to parties who meet creditworthiness standards approved by the Fund's board of trustees, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the loan.

Repurchase agreements   The Fund generally will have a portion of its assets in cash or cash equivalents for a variety of reasons, including to satisfy redemption requests from shareholders, waiting for a suitable investment opportunity or taking a defensive position. To earn income on this portion of its assets, the Fund may enter into repurchase agreements. Under a repurchase agreement, the Fund agrees to buy securities guaranteed as to payment of principal and interest by the U.S. government or its agencies from a qualified bank or broker-dealer and then to sell the securities back to the bank or broker-dealer after a short period of time (generally, less than seven days) at a higher price. The bank or broker-dealer must transfer to the Fund's custodian securities with an initial market value of at least 102% of the dollar amount invested by the Fund in each repurchase agreement. The manager will monitor the value of such securities daily to determine that the value equals or exceeds the repurchase price.

Repurchase agreements may involve risks in the event of default or insolvency of the bank or broker-dealer, including possible delays or restrictions upon the Fund's ability to sell the underlying securities. The Fund will enter into repurchase agreements only with parties who meet certain creditworthiness standards, i.e., banks or broker-dealers that the manager has determined present no serious risk of becoming involved in bankruptcy proceedings within the time frame contemplated by the repurchase transaction.

Temporary investments   When the manager believes market or economic conditions are unfavorable for investors, the manager may invest up to 100% of the Fund's assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments. Unfavorable market or economic conditions may include excessive volatility or a prolonged general decline in the securities markets, the securities in which the Fund normally invests, or the economies of the countries where the Fund invests.

Temporary defensive investments generally may include short-term debt and money market instruments, including U.S. government securities, money market fund shares, high-grade commercial paper, repurchase agreements and other money market equivalents. The manager also may invest the Fund's assets in shares of one or more money market funds managed by the manager or its affiliates. The manager also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity.

Timing of the Fund's transactions   Normally, the Fund will buy securities for investment with a view to long-term appreciation. The Fund may on occasion, however, buy securities with the expectation of realizing gains over the short-term. Because the investment outlook of the types of securities that the Fund may buy may change as a result of unexpected developments in national or international securities markets, or in economic, monetary or political relationships, the Fund will not treat its portfolio turnover as a limiting factor. The Fund may make changes in particular portfolio holdings whenever the Fund considers that a security no longer has optimum growth potential or has reached its anticipated level of performance, or that another security appears to have a relatively greater potential for capital appreciation, and will make such changes without regard to the length of time the Fund has held a security. The Fund may consider the differences between the tax treatment of long-term gains and short-term gains, however, in determining the timing of portfolio transactions.

Trade claims   The Fund may invest a portion of its assets in trade claims. Trade claims are purchased from creditors of companies in financial difficulty. For buyers, such as the Fund, trade claims offer the potential for profits since they are often purchased at a significantly discounted value and, consequently, may generate capital appreciation if the value of the claim increases as the debtor's financial position improves. If the debtor is able to pay the full obligation on the face of the claim as a result of a restructuring or an improvement in the debtor's financial condition, trade claims offer the potential for higher income due to the difference in the face value of the claim as compared to the discounted purchase price.

An investment in trade claims is speculative and carries a high degree of risk. There can be no guarantee that the debtor will ever be able to satisfy the obligation on the trade claim. Trade claims are not regulated by federal securities laws or the SEC. Currently, trade claims are regulated primarily by bankruptcy laws. Because trade claims are unsecured, holders of trade claims may have a lower priority in terms of payment than most other creditors in a bankruptcy proceeding. In light of the nature and risk of trade claims, the Fund's investment in these instruments will not exceed 5% of its net assets at the time of acquisition.

When-issued and delayed-delivery transactions   The Fund may buy debt securities on a "when-issued" or "delayed-delivery" basis. These transactions are arrangements under which the Fund buys securities that have been authorized but not yet issued, with payment for and delivery of the security scheduled for a future time. Purchases of debt securities on a when-issued or delayed- delivery basis are subject to the risk that the value or the yields at delivery may be more or less than the purchase price or yields available when the transaction was entered into. To the extent the Fund engages in these transactions, it will do so only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies. Although the Fund will generally buy debt securities on a when-issued basis with the intention of holding the securities, it may sell the securities before the settlement date if the manager believes it is advisable to do so.

When the Fund is the buyer in this type of transaction, it will maintain, in segregated assets by appropriate notation on the books of the Fund or its custodian bank, cash or marketable securities having an aggregate value equal to the amount of the Fund’s purchase commitments until payment is made. As a buyer in one of these transactions, the Fund relies on the seller to complete the transaction. These assets will be marked to market daily and the Fund will increase the aggregate value of the assets, as necessary, to ensure that the assets are equal to 102% of the amount of the Fund’s commitments. The seller’s failure to do so may cause the Fund to miss a price or yield considered advantageous to the Fund. Securities purchased on a when-issued or delayed delivery basis do not generally earn interest until their scheduled delivery date. Entering into a when-issued or delayed delivery transaction is a form of leverage that may affect changes in net asset value to a greater extent.

Policies and procedures regarding the release of portfolio holdings   The Fund's overall policy with respect to the release of portfolio holdings is to release such information consistent with applicable legal requirements and the fiduciary duties owed to shareholders. Subject to the limited exceptions described below, the Fund will not make available to anyone non-public information with respect to its portfolio holdings, until such time as the information is made available to all shareholders or the general public.

For purposes of this policy, portfolio holdings information does not include aggregate, composite or descriptive information that does not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the applicable U.S. registered fund. Information excluded from the definition of portfolio holdings information generally includes, without limitation: (1) descriptions of allocations among asset classes, regions, countries or industries/sectors; (2) aggregated data such as average or median ratios, market capitalization, credit quality or duration; (3) performance attributions by industry, sector or country; or (4) aggregated risk statistics. Such information, if made available to anyone, will be made available to any person upon request, but, because such information is generally not material to investors, it may or may not be posted on the Fund's website. In addition, other information may also be deemed to not be portfolio holdings information if, in the reasonable belief of the Fund's Chief Compliance Officer (or his/her designee), the release of such information would not present risks of dilution, arbitrage, market timing, insider trading or other inappropriate trading for the Fund.

Consistent with current law, the Fund releases complete portfolio holdings information each fiscal quarter through regulatory filings with no more than a 60-day lag.

In addition, a complete list of the Fund's portfolio holdings is released 30 calendar days after the end of each calendar quarter. Other descriptive information, such as the Fund's top 10 holdings, may be released monthly, no sooner than five days after the end of each month. Released portfolio holdings information can be viewed on franklintempleton.com.

To the extent that this policy would require the release of portfolio holdings information regarding a particular portfolio holding for the Fund, that is the subject of ongoing purchase or sale orders/programs, or if the release of such portfolio holdings information would otherwise be sensitive or inappropriate, the portfolio manager for the Fund may request that the release of such information be withheld.

Exceptions to the portfolio holdings release policy will be made only when: (1) the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public; (2) the recipient is subject to a duty of confidentiality pursuant to a signed non-disclosure agreement; and (3) the release of such information would not otherwise violate the antifraud provisions of the federal securities laws or the Fund's fiduciary duties. The determination of whether to grant an exception, which includes the determination of whether the Fund has a legitimate business purpose for releasing portfolio holdings information in advance of release to all shareholders or the general public shall be made by the Fund's Chief Compliance Officer or his/her designee, following a request submitted in writing.

The eligible third parties to whom portfolio holdings information may be released in advance of general release fall into the following categories: data consolidators (including rating agencies), fund rating/ranking services and other data providers, service providers to the Fund, and municipal securities brokers using the Investor Tools product which brings together buyers and sellers of municipal securities in the normal operation of the municipal securities markets. In addition, should the Fund process a shareholder’s redemption request in-kind, the Fund may, under certain circumstances, provide portfolio holdings information to such shareholder to the extent necessary to allow the shareholder to prepare for receipt of such portfolio securities.

The specific entities to whom the Fund may provide portfolio holdings in advance of their release to the general public are:

  Bloomberg, Capital Access, CDA (Thomson Reuters), FactSet, Fidelity Advisors, Standard & Poor's, Vestek, and Fidelity Trust Company, all of whom may receive portfolio holdings information 15 days after the quarter end.
  Service providers to the Fund that receive portfolio holdings information from time to time in advance of general release in the course of performing, or to enable them to perform, services for the Fund, including: Custodian Bank: Bank of New York Mellon; Independent Registered Public Accounting Firm: Tait, Weller & Baker LLP; Outside Fund Legal Counsel: Stradley Ronon Stevens & Young, LLP; Independent Directors'/Trustees' Counsel: Bleakley, Platt & Schmidt, LLP; and/or Wolf, Block, Schorr & Solis-Cohen, LLP; Proxy Voting Services: Glass, Lewis & Co. and RiskMetrics Group; Brokerage Analytical Services: Sanford Bernstein, Brown Brothers Harriman, Royal Bank of Canada Capital Markets, JP Morgan Securities Inc.; Financial Printers: RR Donnelley & Sons Company or GCOM Solutions, Inc.

In all cases, eligible third parties are required to execute a non-disclosure agreement. Non-disclosure agreements include the following provisions:

  The recipient agrees to keep confidential any portfolio holdings information received.
  The recipient agrees not to trade on the non-public information received.
  The recipient agrees to refresh its representation as to confidentiality and abstention from trading upon request from Franklin Templeton.

In no case does the Fund receive any compensation in connection with the arrangements to release portfolio holdings information to any of the above-described recipients of the information.

Several investment managers within Franklin Templeton Investments (F-T Managers) serve as investment managers to offshore funds that are registered or otherwise authorized for sale with foreign regulatory authorities. The release of portfolio holdings information for such offshore funds is excluded from the Fund's portfolio holdings release policy if such information is given to offshore banks, broker-dealers, insurance companies, registered investment managers and other financial institutions (offshore investment managers) with discretionary authority to select offshore funds on behalf of their clients. Because such offshore funds may from time to time invest in securities substantially similar to those of the Fund, there is the risk that such portfolio holdings information may be used to trade inappropriately against the Fund. To mitigate such risks, such information may only be disclosed for portfolio analytics, such as risk analysis/asset allocation, and the offshore investment manager will be required to execute a non-disclosure agreement, whereby such offshore investment manager agrees to maintain such information as confidential, including limiting the dissemination of such information within its organization, and prohibits the offshore adviser from purchasing or selling any portfolio securities based on any information contained in the information received, trading against any U.S. registered Franklin or Templeton fund, including the Fund, or knowingly engaging in any trading practices that are adverse to any such Fund or its shareholders or trading in shares of any Fund.

Certain F-T Managers serve as investment advisers to privately placed funds that are exempt from registration. Some of these funds invest in portfolios of securities that, in the aggregate, are substantially similar to the holdings of a U.S. registered Fund. In those instances, release of holdings information regarding the private funds is subject to the restrictions imposed by the policy. In other cases, unregistered private funds may have portfolio holdings that are not, in the aggregate, substantially similar to the holdings of a U.S. registered Fund. Under such circumstances the release of portfolio holdings information to a client or potential client of the private fund is permissible but is conditioned upon the client’s execution of a non-disclosure agreement whereby it agrees to limit its use of such information.

In addition, some F-T Managers serve as investment managers to various bank commingled trusts maintained by a Franklin Templeton Investments trust company, to various Canadian institutional pooled funds, to separate accounts, and as sub-advisers to other mutual funds not within the Franklin Templeton Investments fund complex. Such trusts, pooled funds, accounts and other funds (collectively, "other accounts") are not subject to the Fund's portfolio holdings release policy. However, in some instances the portfolio holdings of such other accounts may be similar to and, in certain cases, nearly identical to those of a Franklin Templeton mutual fund, including the Fund. In the case of bank commingled trusts, Canadian institutional pooled funds and representative or model separate account information, to mitigate risks that such portfolio holdings information may be used to trade inappropriately against a mutual fund, the recipient of such portfolio holdings information will be required to execute a non-disclosure agreement similar to the one described above for offshore funds. With respect to the other mutual funds not within the Franklin Templeton Investments fund complex, the sponsors of such funds may disclose the portfolio holdings of such funds at different times than the Fund discloses its portfolio holdings.

The Fund's portfolio holdings release policy and all subsequent amendments have been reviewed and approved by the Fund's board of trustees, and any other material amendments shall also be reviewed and approved by the board. The investment manager's compliance staff conducts periodic reviews of compliance with the policy and provides at least annually a report to the board of trustees regarding the operation of the policy and any material changes recommended as a result of such review. The investment manager's compliance staff also will supply the board yearly with a list of exceptions granted to the policy, along with an explanation of the legitimate business purpose of the Fund that is served as a result of the exception.

Officers and Trustees

The Fund has a board of trustees. Each trustee will serve until that person resigns and/or a successor is elected and qualified. The board is responsible for the overall management of the Fund, including general supervision and review of the Fund's investment activities. The board, in turn, elects the officers of the Fund who are responsible for administering the Fund's day-to-day operations. The board also monitors the Fund to ensure that no material conflicts exist among share classes. While none are expected, the board will act appropriately to resolve any material conflict that may arise.

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton fund complex are shown below.

Independent Board Members
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Harris J. Ashton (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	134	Bar-S Foods (meat packing company).
Principal Occupation During Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Robert F. Carlson (1928) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1982	111	None
Principal Occupation During Past 5 Years:
Retired; and formerly, Vice President, senior member and President, Board of Administration, California Public Employees Retirement Systems (CALPERS) (1971-2008); member and Chairman of the Board, Sutter Community Hospitals; member, Corporate Board, Blue Shield of California; and Chief Counsel, California Department of Transportation.

Sam Ginn (1937) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	111	ICO Global Communications (Holdings) Limited (satellite company).
Principal Occupation During Past 5 Years:
Private investor; and formerly, Chairman of the Board, Vodafone AirTouch, PLC (wireless company); Chairman of the Board and Chief Executive Officer, AirTouch Communications (cellular communications) (1993-1998) and Pacific Telesis Groups (telephone holding company) (1988-1994).

Edith E. Holiday (1952) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2005	134	Hess Corporation (exploration and refining of oil and gas), H.J. Heinz Company (processed foods and allied products), RTI International Metals, Inc. (manufacture and distribution of titanium), Canadian National Railway (railroad) and White Mountains Insurance Group, Ltd. (holding company).
Principal Occupation During Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

Frank W.T. LaHaye (1929) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 1998	111	None
Principal Occupation During Past 5 Years: General Partner, Las Olas L.P. (Asset Management); and formerly, Chairman, Peregrine Venture Management Company (venture capital).

Frank A. Olson (1932) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	134	Hess Corporation (exploration and refining of oil and gas) and Sentient Jet (private jet service).
Principal Occupation During Past 5 Years:
Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and formerly, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

Larry D. Thompson (1945) One Franklin Parkway San Mateo, CA 94403-1906	Trustee	Since 2007	142	None
Principal Occupation During Past 5 Years:
Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and formerly, Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959) One Franklin Parkway San Mateo, CA 94403-1906	Lead Independent Trustee	Trustee since 2007 and Lead Independent Trustee since 2008	111	None
Principal Occupation During Past 5 Years:
President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail) (1996-2000); Chief Financial Officer and Senior Vice President – Finance and Strategy, Staples, Inc. (office supplies) (1992-1996); Senior Vice President – Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm) (1986-1990).

Interested Board Members and Officers
Name, Year of Birth and Address	Position	Length of Time Served	Number of Portfolios in Fund Complex Overseen by Board Member[1]	Other Directorships Held
Charles B. Johnson[2] (1933) One Franklin Parkway San Mateo, CA 94403-1906	Trustee and Chairman of the Board	Since 2007	134	None
Principal Occupation During Past 5 Years:
Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

Rupert H. Johnson, Jr.[2] (1940) One Franklin Parkway San Mateo, CA 94403-1906	Trustee, President and Chief Executive Officer - Investment Management	Trustee since 1978 and President and Chief Executive Officer - Investment Management since 2002	52	None
Principal Occupation During Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton Investments.

James M. Davis (1952) One Franklin Parkway San Mateo, CA 94403-1906	Chief Compliance Officer and Vice President - AML Compliance	Chief Compliance Officer since 2004 and Vice President - AML Compliance since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director of Compliance, Franklin Resources, Inc. (1994-2001).

Laura F. Fergerson (1962) One Franklin Parkway San Mateo, CA 94403-1906	Chief Executive Officer - Finance and Administration	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC (1997-2003).

Gaston Gardey (1967) One Franklin Parkway San Mateo, CA 94403-1906	Treasurer, Chief Financial Officer and Chief Accounting Officer	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Director, Fund Accounting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin Templeton Investments.

Aliya S. Gordon (1973) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since March 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

David P. Goss (1947) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2000	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Steven J. Gray (1955) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960) 500 East Broward Blvd. Suite 2100 Fort Lauderdale, FL 33394-3091	Vice President	Since August 2009	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the South; and officer of 45 of the investment companies in Franklin Templeton Investments.

Karen L. Skidmore (1952) One Franklin Parkway San Mateo, CA 94403-1906	Vice President and Secretary	Since 2006	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years: Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960) One Franklin Parkway San Mateo, CA 94403-1906	Vice President	Since 2005	Not Applicable	Not Applicable
Principal Occupation During Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and formerly, Partner, Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers.

Note 2: Officer information is current as of the date of this SAI. It is possible that after this date, information about officers may change.

1. We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

2. Charles B. Johnson and Rupert H. Johnson, Jr. are considered to be interested persons of the Fund under the federal securities laws due to their positions as officers and directors and major shareholders of Franklin Resources, Inc., which is the parent company of the Fund's investment manager and distributor.

The Trust's independent board members constitute the sole independent board members of 27 investment companies in the Franklin Templeton Investments complex for which each independent board member currently is paid a $232,000 annual retainer fee, together with a $7,000 per meeting fee for attendance at regularly scheduled board meetings, a portion of which is allocated to the Trust. To the extent held, compensation may also be paid for attendance at specially held Board meetings. The Trust's lead independent trustee is paid an annual supplemental retainer of $25,000 for services to such investment companies, a portion of which is allocated to the Trust. Board members who serve on the Audit Committee of the Trust and such other funds receive a flat fee of $3,000 per Committee meeting attended in person and $2,000 per telephonic meeting, a portion of which is allocated to the Trust. John B. Wilson, who serves as chairman of the Audit Committee of the Trust and such other funds receives an additional fee of $40,000 per year, a portion of which is allocated to the Trust. Members of the Committee are not separately compensated for any committee meeting held on the day of a regularly scheduled board meeting. The following table provides the total fees paid to independent board members by the Trust and by other funds in Franklin Templeton Investments.

Name	Total Fees Received from the Trust ($)[1]	Total Fees Received from Franklin Templeton Investments ($)[2]	Number of Boards in Franklin Templeton Investments on which Each Serves[3]
Harris J. Ashton	14,063	517,760	41
Robert F. Carlson	14,179	318,718	27
Sam Ginn	14,063	300,303	27
Edith E. Holiday	14,134	514,000	41
Frank W.T. LaHaye	14,183	321,000	27
Frank A. Olson	14,063	493,000	41
Larry D. Thompson	14,063	486,765	43
John B. Wilson	14,879	387,060	27

1. For the fiscal year ended May 31, 2009.

2. For the calendar year ended December 31, 2008.

3. We base the number of boards on the number of U.S. registered investment companies in Franklin Templeton Investments. This number does not include the total number of series or portfolios within each investment company for which the board members are responsible.

Independent board members are reimbursed for expenses incurred in connection with attending board meetings and are paid pro rata by each fund in Franklin Templeton Investments for which they serve as director or trustee. No officer or board member received any other compensation, including pension or retirement benefits, directly or indirectly from the Trust or other funds in Franklin Templeton Investments. Certain officers or board members who are shareholders of Franklin Resources, Inc. (Resources) may be deemed to receive indirect remuneration by virtue of their participation, if any, in the fees paid to its subsidiaries.

Board members historically have followed a policy of having substantial investments in one or more of the Franklin Templeton funds, as is consistent with their individual financial goals. In February 1998, this policy was formalized through the adoption of a requirement that each board member invest one-third of fees received for serving as a director or trustee of a Templeton fund (excluding committee fees) in shares of one or more Templeton funds and one-third of fees received for serving as a director or trustee of a Franklin fund (excluding committee fees) in shares of one or more Franklin funds until the value of such investments equals or exceeds five times the annual retainer and regular board meeting fees paid to such board member. Investments in the name of family members or entities controlled by a board member constitute fund holdings of such board member for purposes of this policy, and a three-year phase-in period applies to such investment requirements for newly elected board members. In implementing such policy, a board member's fund holdings existing on February 27, 1998, are valued as of such date with subsequent investments valued at cost.

The following tables provide the dollar range of equity securities beneficially owned by the board members of the Fund on December 31, 2008.

Independent Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Harris J. Ashton	None	Over $100,000
Robert F. Carlson	Over $100,000	Over $100,000
Sam Ginn	$50,001 - $100,000	Over $100,000
Edith E. Holiday	None	Over $100,000
Frank W.T. LaHaye	Over $100,000	Over $100,000
Frank A. Olson	None	Over $100,000
Larry D. Thompson	None	Over $100,000
John B. Wilson	None	Over $100,000

Interested Board Members

Name of Board Member	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen by the Board Member in the Franklin Templeton Fund Complex
Charles B. Johnson	$10,001 - $50,000	Over $100,000
Rupert H. Johnson, Jr.	Over $100,000	Over $100,000

Board committees   The board maintains two standing committees: the Audit Committee and the Nominating Committee. The Audit Committee is generally responsible for recommending the selection of the Trust's independent registered public accounting firm (auditors), including evaluating their independence and meeting with such auditors to consider and review matters relating to the Trust's financial reports and internal controls. The Audit Committee is comprised of the following independent trustees of the Trust: Robert F. Carlson, Edith E. Holiday, Frank W.T. LaHaye and John B. Wilson. The Nominating Committee is comprised of the following independent trustees of the Trust: Harris J. Ashton, Robert F. Carlson, Sam Ginn, Edith E. Holiday, Frank W.T. LaHaye, Frank A. Olson, Larry D. Thompson and John B. Wilson.

The Nominating Committee is responsible for selecting candidates to serve as board members and recommending such candidates (a) for selection and nomination as independent board members by the incumbent independent board member and the full board; and (b) for selection and nomination as interested board members by the full board.

When the board has or expects to have a vacancy, the Nominating Committee receives and reviews information on individuals qualified to be recommended to the full board as nominees for election as board members, including any recommendations by "Qualifying Fund Shareholders" (as defined below). To date, the Nominating Committee has been able to identify, and expects to continue to be able to identify, from its own resources an ample number of qualified candidates. The Nominating Committee, however, will review recommendations from Qualifying Fund Shareholders to fill vacancies on the board if these recommendations are submitted in writing and addressed to the Nominating Committee at the Trust's offices at P.O. Box 997151, Sacramento, CA 95899-7151 and are presented with appropriate background material concerning the candidate that demonstrates his or her ability to serve as a board member, including as an independent board member, of the Trust. A Qualifying Fund Shareholder is a shareholder who (i) has continuously owned of record, or beneficially through a financial intermediary, shares of the Fund having a net asset value of not less than two hundred and fifty thousand dollars ($250,000) during the 24-month period prior to submitting the recommendation; and (ii) provides a written notice to the Nominating Committee containing the following information: (a) the name and address of the Qualifying Fund Shareholder making the recommendation; (b) the number of shares of the Fund which are owned of record and beneficially by such Qualifying Fund Shareholder and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (c) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (d) the name, age, date of birth, business address and residence address of the person or persons being recommended; (e) such other information regarding each person recommended by such Qualifying Fund Shareholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated by the board; (f) whether the shareholder making the recommendation believes the person recommended would or would not be an "interested person" of the Trust, as defined in the 1940 Act; and (g) the written consent of each person recommended to serve as a board member of the Trust if so nominated and elected/appointed.

The Nominating Committee may amend these procedures from time to time, including the procedures relating to the evaluation of nominees and the process for submitting recommendations to the Nominating Committee.

During the fiscal year ended May 31, 2009, the Audit Committee met five times; the Nominating Committee met three times.

Fair Valuation and Liquidity

The Fund's board of trustees has delegated to the manager the task of ensuring that regulatory guidelines governing the fair valuation for securities are applied to the Fund and that the required level of liquidity is maintained. The manager has formed a Valuation & Liquidity Oversight Committee (VLOC) to oversee these obligations. The VLOC oversees and administers the policies and procedures governing fair valuation and liquidity determination of securities. The VLOC meets monthly to review and approve fair value and liquidity reports and conduct other business, and meets whenever necessary to review potential significant market events and take appropriate steps to adjust valuations in accordance with established policies. The VLOC provides regular reports that document its activities to the board of trustees for its review and approval of pricing determinations at scheduled meetings. VLOC meeting minutes are regularly submitted to the board of trustees for their review.

The Fund's policies and procedures governing fair valuation and liquidity determination of securities have been initially reviewed and approved by the board of trustees and any material amendments will also be reviewed and approved by the board. The manager's compliance staff conducts periodic reviews of compliance with the policies and provides at least annually a report to the board of trustees regarding the operation of the policies and any material changes recommended as a result of such review.

Proxy Voting Policies and Procedures

The board of trustees of the Fund has delegated the authority to vote proxies related to the portfolio securities held by the Fund to the Fund's manager Franklin Advisers, Inc. in accordance with the Proxy Voting Policies and Procedures (Policies) adopted by the manager.

The manager has delegated its administrative duties with respect to the voting of proxies to the Proxy Group within Franklin Templeton Companies, LLC (Proxy Group), an affiliate and wholly owned subsidiary of Franklin Resources, Inc. All proxies received by the Proxy Group will be voted based upon the manager’s instructions and/or policies. The manager votes proxies solely in the interests of the Fund and its shareholders.

To assist it in analyzing proxies, the manager subscribes to RiskMetrics Group (RiskMetrics), an unaffiliated third-party corporate governance research service that provides in-depth analyses of shareholder meeting agendas, vote recommendations, recordkeeping and vote disclosure services. In addition, the manager subscribes to Glass, Lewis & Co., LLC (Glass Lewis), an unaffiliated third-party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies. Although RiskMetrics’ and/or Glass Lewis’ analyses are thoroughly reviewed and considered in making a final voting decision, the manager does not consider recommendations from RiskMetrics, Glass Lewis or any other third party to be determinative of the manager’s ultimate decision. As a matter of policy, the officers, directors/trustees and employees of the manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of the Fund and its shareholders. Efforts are made to resolve all conflicts in the interests of the manager’s clients. Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker-dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. In situations where a material conflict of interest is identified, the Proxy Group may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund with the manager's recommendation regarding the vote for approval. If the conflict is not resolved by the Fund, the Proxy Group may refer the matter, along with the recommended course of action by the manager, if any, to an interdepartmental Proxy Review Committee (which may include portfolio managers and/or research analysts employed by the manager), for evaluation and voting instructions. The Proxy Review Committee may defer to the voting recommendation of RiskMetrics, Glass Lewis or those of another independent third-party provider of proxy services; or send the proxy directly to the Fund. Where the Proxy Group or the Proxy Review Committee refers a matter to the Fund, it may rely upon the instructions of a representative of the Fund, such as the board or a committee of the board.

Where a material conflict of interest has been identified, but the items on which the manager’s vote recommendations differ from Glass Lewis, RiskMetrics, or another independent third-party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues or political contributions, (2) “Other Business” without describing the matters that might be considered, or (3) items the manager wishes to vote in opposition to the recommendations of an issuer’s management, the Proxy Group may defer to the vote recommendations of the manager rather than sending the proxy directly to the Fund for approval.

To avoid certain potential conflicts of interest, the manager will employ echo voting, if possible, in the following instances: (1) when the Fund invests in an underlying fund in reliance on any one of Sections 12(d) (1) (E), (F), or (G) of the 1940 Act, or pursuant to an SEC exemptive order; (2) when the Fund invests uninvested cash in affiliated money market funds pursuant to an SEC exemptive order (“cash sweep arrangement”); or (3) when required pursuant to the Fund’s governing documents or applicable law. Echo voting means that the investment manager will vote the shares in the same proportion as the vote of all of the other holders of the Fund’s shares.

The recommendation of management on any issue is a factor that the manager considers in determining how proxies should be voted. However, the manager does not consider recommendations from management to be determinative of the manager’s ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the manager will not support the position of the company's management in any situation where it deems that the ratification of management’s position would adversely affect the investment merits of owning that company’s shares.

Manager’s proxy voting policies and principles   The manager has adopted general proxy voting guidelines, which are summarized below. These guidelines are not an exhaustive list of all the issues that may arise and the manager cannot anticipate all future situations. In all cases, each proxy will be considered based on the relevant facts and circumstances.

Board of directors.   The manager supports an independent board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the manager will review this issue as well as proposals to restore or provide for cumulative voting on a case-by-case basis, taking into consideration factors such as the company’s corporate governance guidelines or provisions and performance.

Ratification of auditors of portfolio companies.   The manager will closely scrutinize the role and performance of auditors. On a case-by-case basis, the manager will examine proposals relating to non-audit relationships and non-audit fees. The manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of accounting irregularities or negligence.

Management and director compensation.   A company’s equity-based compensation plan should be in alignment with the shareholders’ long-term interests. The manager believes that executive compensation should be directly linked to the performance of the company. The manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable, including the RiskMetrics quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plans. The manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment “evergreen” feature. The manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.

Severance compensation arrangements will be reviewed on a case-by-case basis, although the manager will generally oppose “golden parachutes” that are considered to be excessive. The manager will normally support proposals that require a percentage of directors’ compensation to be in the form of common stock, as it aligns their interests with those of shareholders.

Anti-takeover mechanisms and related issues.   The manager generally opposes anti-takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the manager conducts an independent review of each anti-takeover proposal. On occasion, the manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm the Fund or its shareholders’ interests. The manager generally supports proposals that require shareholder rights’ plans (“poison pills”) to be subject to a shareholder vote and will closely evaluate such plans on a case-by-case basis to determine whether or not they warrant support. In addition, the manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. The manager generally opposes any supermajority voting requirements as well as the payment of “greenmail.” The manager generally supports “fair price” provisions and confidential voting.

Changes to capital structure.   The manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The manager will review, on a case-by-case basis, proposals by companies to increase authorized shares and the purpose for the increase. The manager will generally not vote in favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable.

Mergers and corporate restructuring.   Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.

Social and corporate policy issues.   The manager will generally give management discretion with regard to social, environmental and ethical issues, although the manager may vote in favor of those that are believed to have significant economic benefits or implications for the Fund and its shareholders.

Global corporate governance.   Many of the tenets discussed above are applied to the manager's proxy voting decisions for international investments. However, the manager must be flexible in these instances and must be mindful of the varied market practices of each region.

The manager will attempt to process every proxy it receives for all domestic and foreign issuers. However, there may be situations in which the manager cannot process proxies, for example, where a meeting notice was received too late, or sell orders preclude the ability to vote. If a security is on loan, the manager may determine that it is not in the best interests of the Fund to recall the security for voting purposes. Also, the manager may abstain from voting under certain circumstances or vote against items such as “Other Business” when the manager is not given adequate information from the company.

Shareholders may view the complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund’s proxy voting records are available online at franklintempleton.com and posted on the SEC website at www.sec.gov. The proxy voting records are updated each year by August 31 to reflect the most recent 12-month period ended June 30.

Management and Other Services

Manager and services provided   The Fund's manager is Franklin Advisers, Inc. The manager is a wholly owned subsidiary of Resources, a publicly owned company engaged in the financial services industry through its subsidiaries. Charles B. Johnson and Rupert H. Johnson, Jr. are the principal shareholders of Resources.

The manager provides investment research and portfolio management services, and selects the securities for the Fund to buy, hold or sell. The manager also selects the brokers who execute the Fund's portfolio transactions. The manager provides periodic reports to the board, which reviews and supervises the manager's investment activities. To protect the Fund, the manager and its officers, directors and employees are covered by fidelity insurance.

The manager and its affiliates manage numerous other investment companies and accounts. The manager may give advice and take action with respect to any of the other funds it manages, or for its own account, that may differ from action taken by the manager on behalf of the Fund. Similarly, with respect to the Fund, the manager is not obligated to recommend, buy or sell, or to refrain from recommending, buying or selling any security that the manager and access persons, as defined by applicable federal securities laws, may buy or sell for its or their own account or for the accounts of any other fund. The manager is not obligated to refrain from investing in securities held by the Fund or other funds it manages. Because the manager is a subsidiary of a financial holding company (FHC) under the Gramm-Leach-Bliley Act of 1999, federal regulations applicable to FHCs may limit or restrict the Fund's ability to acquire or hold a position in a given security when it might otherwise be advantageous for the Fund to acquire or hold that security.

The Fund, its manager and principal underwriter have each adopted a code of ethics, as required by federal securities laws. Under the code of ethics, employees who are designated as access persons may engage in personal securities transactions, including transactions involving securities that are being considered for the Fund or that are currently held by the Fund, subject to certain general restrictions and procedures. The personal securities transactions of access persons of the Fund, its manager and principal underwriter will be governed by the code of ethics. The code of ethics is on file with, and available from, the SEC.

Management fees   Prior to January 1, 2008, the Fund paid the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $10 billion;
  0.440% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion;
  0.360% of the value of net assets over $20 billion and not over $35 billion;
  0.355% of the value of net assets over $35 billion and not over $50 billion; and
  0.350% of the value of net assets in excess of $50 billion.

Effective January 1, 2008, the Fund pays the manager a fee equal to an annual rate of:

  0.625% of the value of net assets up to and including $100 million;
  0.500% of the value of net assets over $100 million and not over $250 million;
  0.450% of the value of net assets over $250 million and not over $7.5 billion;
  0.440% of the value of net assets over $7.5 billion and not over $10 billion;
  0.430% of the value of net assets over $10 billion and not over $12.5 billion;
  0.420% of the value of net assets over $12.5 billion and not over $15 billion;
  0.400% of the value of net assets over $15 billion and not over $17.5 billion;
  0.380% of the value of net assets over $17.5 billion and not over $20 billion;
  0.360% of the value of net assets over $20 billion and not over $35 billion;
  0.355% of the value of net assets over $35 billion and not over $50 billion; and
  0.350% of the value of net assets in excess of $50 billion.

The fee is computed at the close of business on the last business day of each month according to the terms of the management agreement. Each class of the Fund's shares pays its proportionate share of the fee.

Management Fees Paid ($)[1]
2009	9,515,232
2008	11,844,673
2007	12,757,475

1. For the fiscal years ended May 31 2009, 2008 and 2007, management fees, before any reduction, totaled $9,787,167, $11,996,251 and $12,877,152, respectively. Under an agreement by the manager to reduce its fees to reflect reduced services resulting from the Fund’s investment in a Franklin Templeton money fund, the Fund paid the management fees shown.

Portfolio managers   This section reflects information about the portfolio managers as of May 31, 2009.

The following table shows the number of other accounts managed by the portfolio manager and the total assets in the accounts managed within each category:

Name	Number of Other Registered Investment Companies Managed	Assets of Other Registered Investment Companies Managed (x $1 million)	Number of Other Pooled Investment Vehicles Managed[1]	Assets of Other Pooled Investment Vehicles Managed (x $1 million)[1]	Number of Other Accounts Managed[1]	Assets of Other Accounts Managed (x $1 million)[1]
Chris Molumphy	8	7,962.6	5	1,344.7	2	350.5
Eric Takaha	5	5,303.0	5	1,037.1	2	30.8

1. The various pooled investment vehicles and accounts listed are managed by a team of investment professionals. Accordingly, the portfolio manager listed would not be solely responsible for managing such listed amounts.

Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.

Conflicts.   The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.

The structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus.

Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the manager have adopted a code of ethics which they believe contains provisions reasonably necessary to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.

The manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Compensation.   The manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager’s level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager’s compensation consists of the following three elements:

Base salary   Each portfolio manager is paid a base salary.

Annual bonus   Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund’s shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the manager and/or other officers of the manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

  Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.
  Non-investment performance. The more qualitative contributions of the portfolio manager to the manager’s business and the investment management team, including business knowledge, productivity, customer service, creativity, and contribution to team goals, are evaluated in determining the amount of any bonus award.
  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the manager’s appraisal.

Additional long-term equity-based compensation   Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds, and options to purchase common shares of Resources stock. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees of the manager.

Ownership of Fund shares.   The manager has a policy of encouraging portfolio managers to invest in the funds they manage. Exceptions arise when, for example, a fund is closed to new investors or when tax considerations or jurisdictional constraints cause such an investment to be inappropriate for the portfolio manager. The following is the dollar range of Fund shares beneficially owned by each portfolio manager (such amounts may change from time to time):

Portfolio Manager	Dollar Range of Fund Shares Beneficially Owned
Chris Molumphy	$100,001 - $500,000
Eric Takaha	$100,001 - $500,000

Administrator and services provided   Franklin Templeton Services, LLC (FT Services) has an agreement with the manager to provide certain administrative services and facilities for the Fund. FT Services is an indirect, wholly owned subsidiary of Resources and is an affiliate of the Fund's manager and principal underwriter.

The administrative services FT Services provides include preparing and maintaining books, records, and tax and financial reports, and monitoring compliance with regulatory requirements.

Administration fees   The manager pays FT Services a monthly fee equal to an annual rate of:

  0.15% of the Fund's average daily net assets up to $200 million;
  0.135% of average daily net assets over $200 million up to $700 million;
  0.10% of average daily net assets over $700 million up to $1.2 billion; and
  0.075% of average daily net assets over $1.2 billion.

For the last three fiscal years ended May 31, the manager paid FT Services the following administration fees:

Administration Fees Paid ($)
2009	2,164,529
2008	2,525,164
2007	2,684,166

Shareholder servicing and transfer agent   Franklin Templeton Investor Services, LLC (Investor Services) is the Fund's shareholder servicing agent and acts as the Fund's transfer agent and dividend-paying agent. Investor Services is located at 3344 Quality Drive, Rancho Cordova, CA 95670-7313. Please send all correspondence to Investor Services at P.O. Box 997151, Sacramento, CA 95899-7151.

Investor Services receives a fee for servicing Fund shareholder accounts. The Fund also will reimburse Investor Services for certain out-of-pocket expenses necessarily incurred in servicing the shareholder accounts in accordance with the terms of its servicing contract with the Fund.

Investor Services may also pay servicing fees, that will be reimbursed by the Fund, in varying amounts to certain financial institutions (primarily to help offset their costs associated with client account maintenance support, statement preparation and transaction processing) that (i) maintain omnibus accounts with the Fund in the institution's name on behalf of numerous beneficial owners of Fund shares who are either direct clients of the institution or are participants in an IRS-recognized tax-deferred savings plan (including Employer Sponsored Retirement Plans and Section 529 Plans) for which the institution, or its affiliate, provides participant level recordkeeping services (called "Beneficial Owners"); or (ii) provide support for Fund shareholder accounts by sharing account data with Investor Services through the National Securities Clearing Corporation (NSCC) networking system. In addition to servicing fees received from the Fund, these financial institutions also may charge a fee for their services directly to their clients. Investor Services will also receive a fee from the Fund for services provided in support of Beneficial Owners and NSCC networking system accounts.

Custodian   The Bank of New York Mellon, Mutual Funds Division, 100 Church Street, New York, NY 10286, acts as custodian of the Fund's securities and other assets. As foreign custody manager, the bank selects and monitors foreign sub-custodian banks, selects and evaluates non-compulsory foreign depositories, and furnishes information relevant to the selection of compulsory depositories.

Independent Registered Public Accounting Firm   PricewaterhouseCoopers LLP, Three Embarcadero Center, San Francisco, CA 94111-4004, is the Fund's independent registered public accounting firm. The Independent Registered Public Accounting Firm audits the financial statements included in the Fund's Annual Report to Shareholders.

Portfolio Transactions

The manager selects brokers and dealers to execute the Fund's portfolio transactions in accordance with criteria set forth in the management agreement and any directions that the board may give.

When placing a portfolio transaction, the trading department of the manager seeks to obtain "best execution" -- the best combination of high quality transaction execution services, taking into account the services and products to be provided by the broker or dealer, and low relative commission rates with the view of maximizing value for the Fund and its other clients. For most transactions in equity securities, the amount of commissions paid is negotiated between the manager and the broker executing the transaction. The determination and evaluation of the reasonableness of the brokerage commissions paid are based to a large degree on the professional opinions of the persons within the trading department of the manager responsible for placement and review of the transactions. These opinions are based on the experience of these individuals in the securities industry and information available to them about the level of commissions being paid by other institutional investors. The manager may also place orders to buy and sell equity securities on a principal rather than agency basis if the manager believes that trading on a principal basis will provide best execution. Purchases of portfolio securities from underwriters will include a commission or concession paid to the underwriter, and purchases from dealers will include a spread between the bid and ask price.

The manager may cause the Fund to pay certain brokers commissions that are higher than those another broker may charge, if the manager determines in good faith that the amount paid is reasonable in relation to the value of the brokerage and research services it receives. This may be viewed in terms of either the particular transaction or the manager's overall responsibilities to client accounts over which it exercises investment discretion. The brokerage commissions that are used to acquire services other than brokerage are known as "soft dollars." Research provided can be either proprietary (created and provided by the broker-dealer, including tangible research products as well as access to analysts and traders) or third party (created by a third party but provided by the broker-dealer). To the extent permitted by applicable law, the manager may use soft dollars to acquire both proprietary and third-party research.

The research services that brokers may provide to the manager include, among others, supplying information about particular companies, markets, countries, or local, regional, national or transnational economies, statistical data, quotations and other securities pricing information, and other information that provides lawful and appropriate assistance to the manager in carrying out its investment advisory responsibilities. These services may not always directly benefit the Fund. They must, however, be of value to the manager in carrying out its overall responsibilities to its clients.

It is not possible to place an accurate dollar value on the special execution or on the research services the manager receives from dealers effecting transactions in portfolio securities. The allocation of transactions to obtain additional research services allows the manager to supplement its own research and analysis activities and to receive the views and information of individuals and research staffs from many securities firms. The receipt of these products and services does not reduce the manager's research activities in providing investment advice to the Fund.

As long as it is lawful and appropriate to do so, the manager and its affiliates may use this research and data in their investment advisory capacities with other clients.

Because Franklin Templeton Distributors, Inc. (Distributors) is a member of the Financial Industry Regulatory Authority (FINRA), it may sometimes receive certain fees when the Fund tenders portfolio securities pursuant to a tender-offer solicitation. To recapture brokerage for the benefit of the Fund, any portfolio securities tendered by the Fund will be tendered through Distributors if it is legally permissible to do so. In turn, the next management fee payable to the manager will be reduced by the amount of any fees received by Distributors in cash, less any costs and expenses incurred in connection with the tender.

If purchases or sales of securities of the Fund and one or more other investment companies or clients supervised by the manager are considered at or about the same time, transactions in these securities will be allocated among the several investment companies and clients in a manner deemed equitable to all by the manager, taking into account the respective sizes of the accounts and the amount of securities to be purchased or sold. In some cases this procedure could have a detrimental effect on the price or volume of the security so far as the Fund is concerned. In other cases it is possible that the ability to participate in volume transactions may improve execution and reduce transaction costs to the Fund.

For the last three fiscal years ended May 31, the Fund paid the following brokerage commissions:

Brokerage Commissions ($)[1]
2009	4,893
2008	0
2007	2,618

1. The higher brokerage commissions for the fiscal years 2007 and 2009 were due to a greater number of equity purchases during these periods.

For the fiscal year ended May 31, 2009, the Fund paid brokerage commissions of $3,262 from aggregate portfolio transactions of $2,984,426 to brokers who provided research services.

As of May 31, 2009, the Fund owned securities issued by Lehman Brothers, Inc. valued in the aggregate at $3,813, J.P. Morgan Securities, Inc. valued in the aggregate at $20,875, Citigroup Global Markets, Inc. valued in the aggregate at $13,063 and Merrill Lynch Government Securities, Inc. valued in the aggregate at $13,756. Except as noted, the Fund did not own any securities issued by its regular broker-dealers as of the end of the fiscal year."

Distributions and Taxes

Multiclass distributions   The Fund calculates income dividends and capital gain distributions the same way for each class. The amount of any income dividends per share will differ, however, generally due to any differences in the distribution and service (Rule 12b-1) fees applicable to the classes.

Distributions of net investment income   The Fund receives income generally in the form of dividends and interest on its investments. This income, less expenses incurred in the operation of the Fund, constitutes the Fund's net investment income from which dividends may be paid to you. If you are a taxable investor, any income dividends (other than qualified dividends) the Fund pays are taxable to you at ordinary income tax rates. A portion of the income dividends paid to you may be qualified dividends eligible to be taxed at reduced rates. A portion of the income dividends may also be designated as interest-related or short-term capital gain dividends that will not be subject to nonresident alien withholding for most non-U.S. investors. See the section on "Non-U.S. investors" for more information on interest-related and short-term capital gain dividends.

Distributions of capital gains   The Fund may realize capital gains and losses on the sale of its portfolio securities.

Distributions of short-term capital gains are taxable to you as ordinary income. Distributions of long-term capital gains are taxable to you as long-term capital gains, regardless of how long you have owned your shares in the Fund. Any net capital gains realized by the Fund (in excess of any available capital loss carryovers) generally are distributed once each year, and may be distributed more frequently, if necessary, to reduce or eliminate excise or income taxes on the Fund.

Capital gain dividends and any net long-term capital gains you realize from the sale of Fund shares are subject to a maximum rate of tax of 15% for individuals (0% for individuals in the 10% and 15% federal income tax brackets). These reduced rates of taxation of capital gain dividends and net long-term capital gains are scheduled to sunset on December 31, 2010, unless extended or made permanent before that date. If these rates do sunset at the end of 2010, the rates for taxation of net capital gains that were in effect prior to these changes, including provisions for the taxation of five-year gains, will again be effective for 2011 and later years.

Returns of capital   If the Fund's distributions exceed its taxable income and realized capital gains for a taxable year, all or a portion of the distributions made in that taxable year may be characterized as a return of capital to you. A return of capital distribution will generally not be taxable, but will reduce the cost basis in your Fund shares and will result in a higher capital gain or in a lower capital loss when you sell your shares. Any return of capital in excess of the basis in your Fund shares, however, will be taxable as a capital gain.

Investments in foreign securities   The following paragraphs describe tax considerations that are applicable to the Fund's investments in foreign securities.

Effect of foreign withholding taxes.   The Fund may be subject to foreign withholding taxes on income from certain foreign securities. This, in turn, could reduce the Fund's income dividends paid to you.

Effect of foreign debt investments on distributions.   Most foreign exchange gains realized on the sale of debt securities are treated as ordinary income by the Fund. Similarly, foreign exchange losses realized on the sale of debt securities generally are treated as ordinary losses. These gains when distributed are taxable to you as ordinary income, and any losses reduce the Fund's ordinary income otherwise available for distribution to you. This treatment could increase or decrease the Fund's ordinary income distributions to you, and may cause some or all of the Fund's previously distributed income to be classified as a return of capital.

PFIC securities.   The Fund may invest in securities of foreign entities that could be deemed for tax purposes to be passive foreign investment companies (PFICs). When investing in PFIC securities, the Fund intends to mark-to-market these securities and recognize any gains at the end of its fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold the securities. If the Fund is unable to identify an investment as a PFIC security and thus does not make a mark-to-market election, the Fund may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the sale of the PFIC shares even if such income is distributed to you as a taxable dividend. Additional charges in the nature of interest may be imposed on the Fund on any deferred taxes arising from such income or gains.

The Fund's designation of a foreign security as a PFIC security will cause the income dividends of any designated securities to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund.

Information on the amount and tax character of distributions   The Fund will inform you of the amount of your income dividends and capital gain distributions at the time they are paid, and will advise you of their tax status for federal income tax purposes shortly after the close of each calendar year. The amount of income dividends designated by the Fund, consisting of qualified dividend income (which is relevant to U.S. investors) and interest-related and short-term capital gain dividends (which are relevant to non-U.S. investors) may exceed the total amount of income dividends paid. These designations will not result in more income being reported to you, but rather will allow the Fund to make its designations in a manner that is more tax efficient to both U.S. and non-U.S. investors. If you have not owned your Fund shares for a full year, the Fund may designate and distribute to you:

  as an ordinary income, qualified dividend, or capital gain dividend (a distribution of net long-term capital gains) if you are a U.S. investor, or as an interest-related, short-term capital gain, or capital gain dividend if you are a non-U.S. investor,

a percentage of income that may not be equal to the actual amount of each type of income earned during the period of your investment in the Fund. Distributions declared in December to shareholders of record in such month, but paid in January, are taxable to you as if paid in December.

Election to be taxed as a regulated investment company   The Fund has elected to be treated as a regulated investment company under Subchapter M of the Code. It has qualified as a regulated investment company for its most recent fiscal year, and intends to continue to qualify during the current fiscal year. As a regulated investment company, the Fund generally pays no federal income tax on the income and gains it distributes to you. The board of trustees reserves the right not to maintain the qualification of the Fund as a regulated investment company if it determines this course of action to be beneficial to shareholders. In that case, the Fund would be subject to federal, and possibly state, corporate taxes on its taxable income and gains, and distributions to you would be taxed as dividend income to the extent of the Fund's earnings and profits.

Excise tax distribution requirements

Required distributions.   To avoid federal excise taxes, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts:

  98% of its taxable ordinary income earned during the calendar year;
  98% of its capital gain net income earned during the 12-month period ending October 31; and
  100% of any undistributed amounts of these categories of income or gain from the prior year.

The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December), but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Tax reporting for income and excise tax years.   Because the periods for measuring a regulated investment company's income are different for income (determined on a fiscal year basis) and excise tax years (determined as noted above), special rules are required to calculate the amount of income earned in each period, and the amount of earnings and profits needed to support that income. For example, if the Fund uses the excise tax period ending on October 31 as the measuring period for calculating and paying out capital gain net income and realizes a net capital loss between November 1 and the end of the Fund's fiscal year, it will likely have insufficient earnings and profits for its taxable year to support its required excise tax distribution. Accordingly, the Fund is permitted to elect to treat its realized capital loss (its "post-October loss") as occurring on the first day of its next fiscal year. Because these rules are not entirely clear, the Fund may be required to interpret the post-October loss and other rules relating to these different year-ends to determine its taxable income and capital gains. The Fund's reporting of income and its allocation between different taxable and excise tax years may be challenged by the Internal Revenue Service (IRS), possibly resulting in adjustments in the income reported by the Fund on its tax returns and/or by the Fund to you on your year-end tax statements.

Sales of Fund shares.   Sales and exchanges of Fund shares are taxable transactions for federal and state income tax purposes. If you sell your Fund shares, or exchange them for shares of a different Franklin Templeton fund, the IRS requires you to report any gain or loss on your sale or exchange. If you owned your shares as a capital asset, any gain or loss that you realize is a capital gain or loss, and is long-term or short-term, depending on how long you owned your shares.

The automatic conversion of Class B shares into Class A shares in the same Fund will be tax-free for federal income tax reporting purposes. You should talk to your tax advisor regarding the state and local tax consequences of this or any other conversion of shares.

Sales at a loss within six months of purchase.   Any loss incurred on the sale or exchange of Fund shares owned for six months or less is treated as a long-term capital loss to the extent of any long-term capital gains distributed to you by the Fund on those shares.

Wash sales.   All or a portion of any loss that you realize on the sale of your Fund shares is disallowed to the extent that you buy other shares in the Fund within 30 days before or after your sale. Any loss disallowed under these rules is added to your tax basis in the new shares.

Deferral of basis. (Class A only)   In reporting gain or loss on the sale of your Fund shares, you may be required to adjust your basis in the shares you sell under the following circumstances:

IF:

  In your original purchase of Fund shares, you received a reinvestment right (the right to reinvest your sales proceeds at a reduced or with no sales charge), and
  You sell some or all of your original shares within 90 days of their purchase, and
  You reinvest the sales proceeds in the Fund or in another Franklin Templeton fund, and the sales charge that would otherwise apply is reduced or eliminated;

THEN: In reporting any gain or loss on your sale, all or a portion of the sales charge that you paid for your original shares is excluded from your tax basis in the shares sold and added to your tax basis in the new shares.

Cost basis reporting.   Under recently enacted provisions of the Energy Improvement and Extension Act of 2008, the Fund’s administrative agent will be required to provide you cost basis information on the sale of your Fund shares, subject to certain exceptions. This new cost basis reporting requirement is effective for Fund shares purchased on or after January 1, 2012. Information about cost basis reporting for Franklin Templeton Funds is available online at franklintempleton.com (under the Fund’s Tax Information) or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN /
(800) 342-5236.

Tax certification and backup withholding   Tax laws require that you certify your tax information when you become an investor in the Fund. For U.S. citizens and resident aliens, this certification is made on IRS Form W-9. Under these laws, the Fund must withhold a portion of your taxable distributions and sales proceeds unless you:

  provide your correct Social Security or taxpayer identification number, certify that this number is correct,
  certify that you are not subject to backup withholding, and certify that you are a U.S. person (including a U.S. resident alien).

The Fund must also withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any taxable distributions.

Non-U.S. investors have special U.S. tax certification requirements. See the section below entitled "Tax certification and backup withholding as applied to non-U.S. investors."

U.S. government securities   The income earned on certain U.S. government securities is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to mutual fund dividends paid to you from interest earned on these securities, subject in some states to minimum investment or reporting requirements that must be met by the Fund. The income on Fund investments in certain securities, such as repurchase agreements, commercial paper and federal agency-backed obligations (e.g., Ginnie Mae and Fannie Mae securities), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Qualified dividends and the corporate dividends-received deduction   For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income eligible for taxation at the 15% long-term capital gain rate (0% for individuals in the 10% and 15% federal rate brackets for dividends paid from income earned by the Fund in 2008 through 2010). These special rates of taxation are scheduled to sunset on December 31, 2010.

In general, income dividends from dividends received by the Fund from domestic corporations and qualified foreign corporations will be permitted this favored federal tax treatment. Income dividends from interest earned by the Fund on debt securities and dividends received from unqualified foreign corporations will continue to be taxed at the higher ordinary income tax rates.

For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the corporate dividends-received deduction. This deduction generally is available to corporations for dividends paid by a fund out of income earned on its investments in domestic corporations. Dividends paid by the Fund from its investments in debt obligations, or in foreign rather than domestic securities, will not qualify for this deduction.

Because the income of the Fund is primarily derived from investments earning interest rather than dividend income, it is anticipated that only a small percentage, if any, of the Fund’s income dividends will be qualified dividends for individual shareholders or will be eligible for the dividends-received deduction for corporate shareholders. If the percentage of qualified dividend income or dividends-received deduction for corporations is in fact quite small, the Fund reserves the right to not designate either a percentage of qualified dividends, or of dividends-received deduction, or both, for Fund investors.

Investment in complex securities   The Fund may invest in complex securities that could require it to adjust the amount, timing and/or tax character (ordinary or capital) of gains and losses it recognizes on these investments. This, in turn, could affect the amount, timing and/or tax character of income distributed to you. For example,

Derivatives.   The Fund may invest in certain derivative contracts, including some or all of the following types of investments: options on securities and securities indices; financial and futures contracts; options on financial or futures contracts and stock index futures; foreign currency contracts, and forward and futures contracts on foreign currencies. If it makes any of these investments, it could be required to mark-to-market these contracts and realize any unrealized gains and losses at its fiscal year end even though it continues to hold the contracts. Under these rules, gains or losses on the contracts generally would be treated as 60% long-term and 40% short-term capital gains or losses, but gains or losses on certain foreign currency contracts would be treated as ordinary income or losses. In determining its net income for excise tax purposes, the Fund also would be required to mark-to-market these contracts annually as of October 31 (for capital gain net income and ordinary income arising from certain foreign currency contracts) and to realize and distribute any resulting income and gains.

Constructive sales.   The Fund's entry into an option or other contract could be treated as the "constructive sale" of an "appreciated financial position," causing it to realize gain, but not loss, on the position.

Securities lending transactions.   The Fund's entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income, and, to the extent that debt securities are loaned, will generally not qualify as qualified interest income for foreign withholding tax purposes.

Tax straddles.   If the Fund invests in any or all of the derivative contracts described in the paragraphs above, if it actively trades stock or otherwise acquires a position with respect to substantially similar or related property in connection with certain hedging transactions, or if it engages in spread, straddle or collar transactions, it could be deemed to hold offsetting positions in securities. If the Fund’s risk of loss with respect to specific securities in its portfolio is substantially diminished by the fact that it holds offsetting securities, including securities in a spread, collar, straddle or similar type of transaction, the Fund could be deemed to have entered into a tax "straddle" or to hold a "successor position" that would require any loss realized by it to be deferred for tax purposes.

Structured investments.   The Fund is permitted to invest in instruments that are designed to restructure the investment characteristics of particular groups of securities. For example, the Fund is permitted to invest in swap contracts that are designed to give the holder a specific return (on a net basis) than would otherwise be payable in the case of a traditional security. Swap contracts can also involve exchanges in fixed and variable interest rates, foreign currencies or baskets of securities that mimic certain other securities or indices. By investing in these securities, the Fund could be subject to tax consequences that differ from those of an investment in traditional debt or equity securities.

Credit-linked securities.   The Fund may enter into credit-linked securities including debt securities represented by an interest in or collateralized by one or more corporate debt obligations, or into credit default swap agreements. The rules governing the tax aspects of credit-linked securities that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, while the Fund intends to account for such transactions in a manner that it deems to be appropriate, the IRS might not accept such treatment, and may require the Fund to modify its treatment of these investments. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in credit default swap agreements.

Securities purchased at discount.   The Fund is permitted to invest in securities issued or purchased at a discount, such as zero coupon, deferred interest or payment-in-kind (PIK) bonds, that could require it to accrue and distribute income not yet received. The Fund may also be able to invest in distressed mortgage obligations or in other debt obligations in or pending default. These obligations may not pay current interest, but may be subject to tax rules that require the Fund to currently accrue income for tax reporting, and then distribute that income to Fund shareholders to meet its fund qualification and excise tax distribution requirements. If it invests in these securities, the Fund could be required to sell securities in its portfolio that it otherwise might have continued to hold in order to generate sufficient cash to make these distributions.

Each of these investments by the Fund in complex securities is subject to special tax rules that could affect the amount, timing and/or tax character of income realized by the Fund and distributed to you.

Excess inclusion income of certain tax-exempt shareholders from an investment by the Fund in REITs and REMIC residual interests.   Certain tax-exempt shareholders, including qualified pension plans, individual retirement accounts, salary deferral arrangements (401(k)s) and other tax-exempt entities, generally are exempt from federal income taxation except with respect to their unrelated business taxable income (UBTI). Under current law, the Fund serves to block UBTI from being realized by its tax-exempt shareholders. Notwithstanding the foregoing, a tax-exempt shareholder that is subject to UBTI could realize UBTI by virtue of its investment in the Fund if: (i) the Fund invests in a residual interest in a real estate mortgage investment conduit (REMIC) or in a Real Estate Investment Trust (REIT) that holds a REMIC residual interest (income that is attributable to these residual interests is referred to in the Code as an “excess inclusion income”) or (ii) shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). In addition, if a REIT, that issues debt securities with more than one maturity, owns a “taxable mortgage pool” within the meaning of Code Section 7701(i) as a portion of the REIT’s assets, or as a REIT subsidiary, then a portion of the REIT’s income may be treated as if it were an excess inclusion from a REMIC. This income generally is required to be allocated by the Fund to you in proportion to the dividends paid to you with the same tax consequences as if you received the excess inclusion income directly. If you are a tax-exempt shareholder, this excess inclusion income may have a tax consequence to you as discussed below.

Under guidance recently issued by the IRS, the Fund will be taxed at the highest corporate income tax rate on its excess inclusion income that is allocable to the percentage of its shares held in record name by a “disqualified organization.” Disqualified organizations generally include certain cooperatives, governmental entities and tax-exempt organizations that are not subject to tax on unrelated business taxable income. To the extent that Fund shares owned by a disqualified organization are held in record name by a broker-dealer or other nominee, the broker-dealer or other nominee would be liable for the corporate level tax on the portion of the Fund’s excess inclusion income allocable to Fund shares held by the broker-dealer or other nominee. The Fund expects that disqualified organizations will own their shares and will not themselves be pass-through entities. Because this tax is imposed at the Fund level, all shareholders, including shareholders that are not disqualified organizations, will bear a portion of the tax cost associated with the Fund’s receipt of excess inclusion income. However, to the extent permitted under the Investment Company Act of 1940, as amended, and under Treasury Regulations, the Fund may, but is not required to, specially allocate this tax expense to the disqualified organizations to which it is attributable, so long as such an allocation will not constitute a preferential dividend to the Fund.

In addition, with respect to Fund shareholders who are not nominees, for Fund taxable years beginning on or after January 1, 2007, the Fund must report excess inclusion income to shareholders in two cases:

  If the excess inclusion income received by the Fund from all sources exceeds 1% of the Fund's gross income, it must inform the non-nominee shareholders of the amount and character of excess inclusion income allocated to them; and
  If the Fund receives excess inclusion income from a REIT whose excess inclusion income in its most recent tax year ending not later than nine months before the first day of the Fund's taxable year exceeded 3% of the REIT's total dividends, the Fund must inform its non-nominee shareholders of the amount and character of the excess inclusion income allocated to them from such REIT.

Any excess inclusion income realized by the Fund and allocated to shareholders under these rules cannot be offset by net operating losses of the shareholders. If the shareholder is a tax-exempt entity and not a "disqualified organization," then this income is fully taxable as unrelated business taxable income under the Code. Charitable remainder trusts do not incur UBTI by receiving excess inclusion income from the Fund. If the shareholder is a non-U.S. person, such shareholder would be subject to U.S. federal income tax withholding at a rate of 30% on this income without reduction or exemption pursuant to any otherwise applicable income tax treaty. If the shareholder is a REIT, a regulated investment company, common trust fund or other pass-through entity, such shareholder's allocable share of the Fund's excess inclusion income would be considered excess inclusion income of such entity and such entity would be subject to tax at the highest corporate tax rate on any excess inclusion income allocated to their owners that are disqualified organizations. Accordingly, investors should be aware that a portion of the Fund's income may be considered excess inclusion income.

Compliance with these requirements will require the Fund to obtain significant cooperation from any REITs in which it invests. There is no guarantee that the Fund will receive the information that it needs to implement these requirements and report any excess inclusion income to you on a timely basis. The Fund will use its best efforts to meet these requirements, and through the Investment Company Institute, will seek additional guidance from the IRS and the cooperation of REITs in providing excess inclusion income information on a timely basis.

Tax-exempt shareholders should talk to their tax advisors about the implications of these rules on their separate tax situations.

Non-U.S. investors   Non-U.S. investors may be subject to U.S. withholding and estate tax, and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of appropriate forms to certify their foreign status and to claim any applicable treaty benefits to which they are entitled.

In general.   The United States imposes a flat 30% withholding tax (or a tax at a lower treaty rate) on U.S. source dividends. An exemption from this withholding tax is provided for capital gain dividends paid by the Fund from its net long-term capital gains. An exemption from withholding is also provided for short-term capital gain dividends and interest-related dividends as described below, to the extent that these gains and dividends are paid out of income and gains earned by the Fund prior to the end of the Fund's fiscal year ending in 2010. However, notwithstanding such exemptions from U.S. withholding at the source, any taxable distributions and proceeds from the sale of your Fund shares will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain distributions and short-term capital gain dividends.   Dividends designated by the Fund as either (i) a distribution from net long-term capital gains (a capital gain dividend), or (ii) a distribution from net short-term capital gains (a short-term capital gain dividend) paid out of income earned within the Fund prior to the sunset date described above, other than long- or short-term capital gains realized on disposition of U.S. real property interests (see discussion below), are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Other income dividends and effectively connected income.   Income dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax at a 30% or lower treaty rate. If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Interest-related dividends.   Interest-related dividends designated and paid by the Fund from qualified net interest income earned prior to the sunset date described above are not subject to U.S. withholding tax. The Fund's qualified net interest income equals its qualified interest income less allocable expenses. "Qualified interest income" includes, in general, the sum of the Fund's U.S. source: i) bank deposit interest, ii) short-term original issue discount, iii) portfolio interest, and iv) any interest-related dividend passed through from another regulated investment company. On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund's qualified interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor's only recourse may be to either forgo recovery of the excess withholding, or to file a United States nonresident income tax return to recover the excess withholding.

Limitations on tax reporting for interest-related dividends and short-term capital gains dividends for non-U.S. investors.   It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund's designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints. When the Fund has designated interest-related or short-term capital gain dividends, this information will be available online at franklintempleton.com, under the Fund’s Tax Information, or through a Customer Service Representative at Franklin Templeton Investments at (800) DIAL BEN.

U.S. estate tax.   An individual who is a non-U.S. investor will be subject to U.S. federal estate tax on all or a portion of the value of Fund shares owned at the time of death, unless a treaty exemption applies between the country of residence of the non-U.S. investor and the U.S. Even if a treaty exemption is available, a decedent’s estate may nevertheless be required to file a U.S. estate tax return to claim the exemption, as well as to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) on which a U.S. federal tax lien has been released, and is required before the Fund can release a nonresident alien decedent’s investment in the Fund to his or her estate. For estates with U.S. situs assets of not more than $60,000 (there is a statutory estate tax credit for this amount of property), the Fund may accept, in lieu of a federal transfer certificate, an affidavit from the executor of the estate or other authorized individual evidencing that the U.S. situs assets (excluding any exempt assets as noted below) are at or below this threshold amount. Transfers by gift of shares of the Fund by a non-U.S. investor who is a nonresident alien individual will not be subject to U.S. federal gift tax. The tax consequences to a non-U.S. investor entitled to claim the benefits of a treaty between the country of residence of the non-U.S. investor and the U.S. may be different from the consequences described above. Non-U.S. investors should consult with their tax advisors on the estate tax consequences of an investment in the Fund.

For estates of decedents dying before January 1, 2010, the Code also provides for a partial exemption from U.S. estate tax for Fund shares held by an estate of a nonresident decedent. The amount treated as exempt is based on the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent’s death that are treated as qualifying assets. In general, qualifying assets include U.S. bank deposits, U.S. debt obligations that pay portfolio interest and other property not within the United States.

Sunsetting of provisions.   The provisions dealing with interest-related dividends and short-term capital gain dividends that are discussed above are scheduled to sunset at the end of the Fund’s fiscal year on December 31, 2009 (calendar year funds) or in 2010 (fiscal year funds). The provisions creating a partial exemption from U.S. estate tax are scheduled to sunset on December 31, 2009. Unless these rules are extended or made permanent before the sunset provisions become effective, non-U.S. investors will again be subject to nonresident withholding taxes on any ordinary dividends (including short-term capital gain dividends) that they receive, and will no longer be eligible for a reduction in their U.S. estate tax.

Tax certification and backup withholding as applied to non-U.S. investors.   Non-U.S. investors have special U.S. tax certification requirements to avoid backup withholding (at a rate of 28%), and if applicable, to obtain the benefit of any income tax treaty between the non-U.S. investor's country of residence and the United States. To claim these tax benefits, the non-U.S. investor must provide a properly completed Form W-8BEN (or other Form W-8, where applicable, or their substitute forms) to establish his or her status as a non-U.S. investor, to claim beneficial ownership over the assets in the account, and to claim, if applicable, a reduced rate of or exemption from withholding tax under the applicable treaty. A Form W-8BEN provided without a U.S. taxpayer identification number remains in effect for a period of three years beginning on the date that it is signed and ending on the last day of the third succeeding calendar year. However, non-U.S. investors must advise the Fund of any changes of circumstances that would render the information given on the form incorrect, and must then provide a new W-8BEN to avoid the prospective application of backup withholding. Forms W-8BEN with U.S. taxpayer identification numbers remain valid indefinitely, or until the investor has a change of circumstances that renders the form incorrect and necessitates a new form and tax certification.

Investment in U.S. real property.   The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. REITs. The sale of a U.S. real property interest (USRPI) by the Fund or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund's non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S. REIT or U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S. REIT or RIC that is classified as a qualified investment entity) if all of the following requirements are met:

  The RIC is classified as a qualified investment entity. A RIC is classified as a "qualified investment entity" with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a REIT if, in general, more than 50% of the RIC's assets consist of interests in U.S. REITs and U.S. real property holding corporations, and
  You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return. Even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends rather than as a capital gain dividend (a distribution of long-term capital gains) or a short-term capital gain dividend subject to withholding at the 30% or lower treaty withholding rate.

These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010, except that after this date, Fund distributions from a U.S. qualified REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, it expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions should be subject to FIRPTA reporting and tax withholding.

Other Tax Information   This discussion of “Distributions and Taxes” is not written to provide you with tax advice, and does not purport to deal with all of the tax consequences that may be applicable to your investment in the Fund. You should consult your tax advisor regarding your particular circumstances before making an investment in the Fund, or about the federal, state, local and foreign tax consequences of your investment in the Fund.

Organization, Voting Rights and Principal Holders

The Fund is a diversified series of Franklin High Income Trust (Trust), formerly known as AGE High Income Fund, an open-end management investment company, commonly called a mutual fund. The Trust was incorporated in Colorado in January 1968, and reorganized as a Delaware statutory trust (a form of entity formerly known as a business trust) on October 1, 1996, and is registered with the SEC.

The Fund currently offers five classes of shares, Class A, Class B, Class C, Class R and Advisor Class. The Fund may offer additional classes of shares in the future. The full title of each class is:

  Franklin High Income Fund - Class A
  Franklin High Income Fund - Class B
  Franklin High Income Fund - Class C
  Franklin High Income Fund - Class R
  Franklin High Income Fund - Advisor Class

Shares of each class represent proportionate interests in the Fund's assets. On matters that affect the Fund as a whole, each class has the same voting and other rights and preferences as any other class. On matters that affect only one class, only shareholders of that class may vote. Each class votes separately on matters affecting only that class, or expressly required to be voted on separately by state or federal law.

The Trust has noncumulative voting rights. For board member elections, this gives holders of more than 50% of the shares voting the ability to elect all of the members of the board. If this happens, holders of the remaining shares voting will not be able to elect anyone to the board.

The Trust does not intend to hold annual shareholder meetings. The Trust or a series of the Trust may hold special meetings, however, for matters requiring shareholder approval.

From time to time, the number of Fund shares held in the "street name" accounts of various securities dealers for the benefit of their clients or in centralized securities depositories may exceed 5% of the total shares outstanding. To the best knowledge of the Fund, no other person holds beneficially or of record more than 5% of the outstanding shares of any class.

As of September 1, 2009, the officers and board members, as a group, owned of record and beneficially 6.4% of the fund's Advisor Class shares and less than 1% of the outstanding shares of the other Fund's classes.

Buying and Selling Shares

The Fund continuously offers its shares through securities dealers who have an agreement with Franklin Templeton Distributors, Inc. (Distributors). A securities dealer includes any financial institution that, either directly or through affiliates, has an agreement with Distributors to handle customer orders and accounts with the Fund. This reference is for convenience only and does not indicate a legal conclusion of capacity. Banks and financial institutions that sell shares of the Fund may be required by state law to register as securities dealers. If you buy or sell shares through your securities dealer, you may be charged a transaction processing fee by your securities dealer. Your securities dealer will provide you with specific information about any transaction processing fees you will be charged.

For investors outside the U.S., the offering of Fund shares may be limited in many jurisdictions. An investor who wishes to buy shares of the Fund should determine, or have a broker-dealer determine, the applicable laws and regulations of the relevant jurisdiction. Investors are responsible for compliance with tax, currency exchange or other regulations applicable to redemption and purchase transactions in any jurisdiction to which they may be subject. Investors should consult appropriate tax and legal advisors to obtain information on the rules applicable to these transactions.

All checks, drafts, wires and other payment mediums used to buy or sell shares of the Fund must be denominated in U.S. dollars. We may, in our sole discretion, either (a) reject any order to buy or sell shares denominated in any other currency or (b) honor the transaction or make adjustments to your account for the transaction as of a date and with a foreign currency exchange factor determined by the drawee bank. We may deduct any applicable banking charges imposed by the bank from your account.

When you buy shares, if you submit a check or a draft that is returned unpaid to the Fund we may impose a $10 charge against your account for each returned item.

If you buy shares through the reinvestment of dividends, the shares will be purchased at the net asset value determined on the business day following the dividend record date (sometimes known as the "ex-dividend date"). The processing date for the reinvestment of dividends may vary and does not affect the amount or value of the shares acquired.

Investment by asset allocators   The Fund permits investment in the Fund by certain asset allocators (Asset Allocators) who represent underlying clients that have granted a power of attorney to the Asset Allocators to invest on their behalf. The Asset Allocators typically make asset allocation decisions across similarly situated underlying accounts that are invested in the Fund. As a result of adjustments in such asset allocation decisions, the Fund may experience relatively large purchases and redemptions when the Asset Allocators implement their asset allocation adjustment decisions. The Fund, based on monitoring of the trading activity of such Asset Allocator accounts, reserves the right to treat such Asset Allocators as market timers. In such circumstances, the Fund may restrict or reject trading activity by Asset Allocators if, in the judgment of the Fund’s manager or transfer agent, such trading may interfere with the efficient management of the Fund’s portfolio, may materially increase the Fund’s transaction costs or taxes, or may otherwise be detrimental to the interests of the Fund and its shareholders. Neither the Fund, nor its investment manager nor any other affiliated party receives any compensation or other consideration in return for permitting Fund investments by Asset Allocators.

Initial sales charges   The maximum initial sales charge is 4.25% for Class A. There is no initial sales charge for Class C, Class R and Advisor Class.

The initial sales charge for Class A shares may be reduced for certain large purchases, as described in the prospectus. We offer several ways for you to combine your purchases in Franklin Templeton funds to take advantage of the lower sales charges for large purchases.

Letter of intent (LOI).   You may buy Class A shares at a reduced sales charge by completing the LOI section of your account application. An LOI is a commitment by you to invest a specified dollar amount during a 13-month period. The amount you agree to invest determines the sales charge you pay. By completing the LOI section of the application, you acknowledge and agree to the following:

  You authorize Distributors to reserve approximately 5% of your total intended purchase in Class A shares registered in your name until you fulfill your LOI. Your periodic statements will include the reserved shares in the total shares you own, and we will pay or reinvest dividend and capital gain distributions on the reserved shares according to the distribution option you have chosen.
  You give Distributors a security interest in the reserved shares and appoint Distributors as attorney-in-fact.
  Distributors may sell any or all of the reserved shares to cover any additional sales charge if you do not fulfill the terms of the LOI.
  Although you may exchange your shares, you may not sell reserved shares until you complete the LOI or pay the higher sales charge.

After you file your LOI with the Fund, you may buy Class A shares at the sales charge applicable to the amount specified in your LOI. Sales charge reductions based on purchases in more than one Franklin Templeton fund will be effective only after notification to Distributors that the investment qualifies for a discount. If you file your LOI with the Fund before a change in the Fund's sales charge, you may complete the LOI at the lower of the new sales charge or the sales charge in effect when the LOI was filed.

Your holdings in Franklin Templeton funds acquired before you filed your LOI will be counted towards the completion of the LOI.

If the terms of your LOI are met, the reserved shares will be deposited to an account in your name or delivered to you or as you direct.

If the amount of your total purchases is less than the amount specified in your LOI, the sales charge will be adjusted upward, depending on the actual amount purchased during the period. You will need to send Distributors an amount equal to the difference in the actual dollar amount of sales charge paid and the amount of sales charge that would have applied to the total purchases if the total of the purchases had been made at one time. Upon payment of this amount, the reserved shares held for your account will be deposited to an account in your name or delivered to you or as you direct. If within 20 days after written request the difference in sales charge is not paid, we will redeem an appropriate number of reserved shares to realize the difference. If you redeem the total amount in your account before you fulfill your LOI, we will deduct the additional sales charge due from the sale proceeds and forward the balance to you.

For LOIs filed on behalf of certain retirement plans, the level and any reduction in sales charge for these plans will be based on actual plan participation and the projected investments in Franklin Templeton funds under the LOI. These plans are not subject to the requirement to reserve 5% of the total intended purchase or to the policy on upward adjustments in sales charges described above, or to any penalty as a result of the early termination of a plan.

Waivers for investments from certain payments.   Class A shares may be purchased without an initial sales charge or contingent deferred sales charge (CDSC) by investors who reinvest within 90 days:

  Dividend and capital gain distributions from any Franklin Templeton fund. The distributions generally must be reinvested in the same share class. Certain exceptions apply, however, to Class C shareholders who chose to reinvest their distributions in Class A shares of the Fund before November 17, 1997, and to Advisor Class or Class Z shareholders of a Franklin Templeton fund who may reinvest their distributions in the Fund's Class A shares.
  Annuity payments received under either an annuity option or from death benefit proceeds, if the annuity contract offers as an investment option the Franklin Templeton Variable Insurance Products Trust. You should contact your tax advisor for information on any tax consequences that may apply.
  Redemption proceeds from the sale of Class A shares of any of the Franklin Templeton Investment Funds if you are a qualified investor.

If you paid a CDSC when you redeemed your Class A shares from a Franklin Templeton Investment Fund, a new CDSC will apply to your purchase of Fund shares and the CDSC holding period will begin again. We will, however, credit your Fund account with additional shares based on the CDSC you previously paid and the amount of the redemption proceeds that you reinvest.

If you immediately placed your redemption proceeds in a Franklin Templeton money fund, you may reinvest them as described above. The proceeds must be reinvested within 90 days from the date they are redeemed from the money fund.

Waivers for certain investors.   The following investors or investments may qualify to buy Class A shares without an initial sales charge or CDSC due to anticipated economies in sales efforts and expenses, including:

  Governments, municipalities, and tax-exempt entities that meet the requirements for qualification under section 501 of the Internal Revenue Code. Please consult your legal and investment advisors to determine if an investment in the Fund is permissible and suitable for you.
  Registered securities dealers and their affiliates, for their investment accounts only
  Current employees of securities dealers and their affiliates and their family members, as allowed by the internal policies of their employer
  Current and former officers, trustees, directors, full-time employees (and, in each case, their family members) of both Franklin Templeton Investments and Franklin Templeton funds, consistent with our then-current policies
  Current partners of law firms that currently provide legal counsel to the funds, Franklin Resources, Inc. or its affiliates
  Assets held in accounts managed by a subsidiary of Franklin Resources, Inc.: (1) under an advisory agreement (including sub-advisory agreements); and/or (2) as Trustee of an inter vivos or testamentary trust
  Certain unit investment trusts and their holders reinvesting distributions from the trusts
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code, as amended
  Group annuity separate accounts offered to retirement plans
  Chilean retirement plans that meet the requirements described under "Retirement plans" below
  Members of the Assembly of Governmental Employees (AGE)
  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets
  Shares acquired by a financial intermediary that the intermediary holds, directly or indirectly, on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with any broker-dealer, trust company or registered investment advisor (RIA), whether or not affiliated with the financial intermediary, provided the financial intermediary has entered into an agreement with Distributors authorizing the sale of Fund shares

Retirement plans.   Provided that Franklin Templeton Investor Services is notified, Class A shares at NAV are available for:

  An Employer Sponsored Retirement Plan if the employer sponsors one or more Plans with aggregate Plan assets of $1 million or more; or
  Employer Sponsored Retirement Plans that invest indirectly in Fund shares through Fund omnibus accounts registered to a financial intermediary; or
  The portion of any direct rollover from a participant’s Employer Sponsored Retirement Plan account or direct transfer from a 403(b) Plan account to a Franklin Templeton IRA with FTB&T as the custodian that is funded by the sale immediately prior to the rollover/transfer of Franklin Templeton fund shares held in the Plan account, provided that documentation accompanies the rollover/transfer instruction that reasonably supports this funding source requirement; or
  Investors who open an IRA with proceeds rolled over directly from an Employer Sponsored Retirement Plan if the IRA is a "Common Platform IRA." An IRA is a Common Platform IRA if (i) the IRA custodian or recordkeeper, or one of its affiliates, is the recordkeeper for the Plan at the time the IRA is opened; and (ii) current agreements with the Fund, or its agent, make Franklin Templeton fund shares available to both the Plan and the IRA investor; or
  Investors who open an IRA as a spousal rollover or a QDRO if opened with proceeds from a "Former DCS Plan" and/or a plan for which FTB&T is trustee; or
  Investors who open a Franklin Templeton IRA prior to November 1, 2012 with proceeds rolled over directly from a "Former DCS Plan."

A "Qualified Retirement Plan" is an employer sponsored pension or profit sharing plan that qualifies under section 401(a) of the Internal Revenue Code, including 401(k), money purchase pension, profit sharing and defined benefit plans.

An "Employer Sponsored Retirement Plan" is a Qualified Retirement Plan, ERISA covered 403(b) and certain non-qualified deferred compensation arrangements that operate in a similar manner to a Qualified Retirement Plan, such as 457 plans and executive deferred compensation arrangements, but not including employer sponsored IRAs.

A "Former DCS Plan" is an Employer Sponsored Retirement Plan that transferred participant level recordkeeping from the DCS Division of Franklin Templeton Investor Services, LLC to Great-West Retirement Services® (GWRS) on November 2, 2007 and is a recordkeeping client of GWRS at the time of the rollover.

Sales in Taiwan.   Under agreements with certain banks in Taiwan, Republic of China, the Fund's shares are available to these banks' trust accounts without a sales charge. The banks may charge service fees to their customers who participate in the trusts. A portion of these service fees may be paid to Distributors or one of its affiliates to help defray expenses of maintaining a service office in Taiwan, including expenses related to local literature fulfillment and communication facilities.

The Fund's Class A shares may be offered to investors in Taiwan through securities advisory firms known locally as Securities Investment Consulting Enterprises. In conformity with local business practices in Taiwan, Class A shares may be offered with the following schedule of sales charges:

Size of Purchase - U.S. Dollars	Sales Charge (%)
Under $30,000	3.0
$30,000 but less than $100,000	2.0
$100,000 but less than $400,000	1.0
$400,000 or more	0

Dealer and financial intermediary compensation   Securities dealers may at times receive the entire sales charge. A securities dealer who receives 90% or more of the sales charge may be deemed an underwriter under the Securities Act of 1933, as amended. Financial institutions or their affiliated brokers may receive an agency transaction fee in the percentages indicated in the dealer compensation table in the Fund's prospectus.

Distributors may pay the following commissions to securities dealers who initiate and are responsible for purchases of Class A shares of $1 million or more: 1% (for funds with a maximum initial sales charge of 5.75%) and 0.75% (for funds with a maximum initial sales charge less than 5.75%) on sales of $1 million or more but less than $4 million, plus 0.50% on sales of $4 million or more but less than $50 million, plus 0.25% on sales of $50 million or more. Consistent with the provisions and limitations set forth in its Class A Rule 12b-1 distribution plan, the Fund may reimburse Distributors for the cost of these commission payments.

These payments may be made in the form of contingent advance payments, which may be recovered from the securities dealer or set off against other payments due to the dealer if shares are sold within 18 months of the calendar month of purchase. Other conditions may apply. Other terms and conditions may be imposed by an agreement between Distributors, or one of its affiliates, and the securities dealer.

In addition to the sales charge payments described above and the distribution and service (12b-1) fees described below under "The Underwriter - Distribution and service (12b-1) fees," Distributors and/or its non-fund affiliates may make the following additional payments to securities dealers that sell shares of Franklin Templeton funds:

Marketing support payments.   Distributors may make payments to certain dealers who are holders or dealers of record for accounts in one or more of the Franklin Templeton funds. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. A dealer's marketing support services may include business planning assistance, advertising, educating dealer personnel about the Franklin Templeton funds and shareholder financial planning needs, placement on the dealer's list of offered funds, and access to sales meetings, sales representatives and management representatives of the dealer. Distributors compensates dealers differently depending upon, among other factors, sales and assets levels, redemption rates and the level and/or type of marketing and educational activities provided by the dealer. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other dealer-sponsored events. These payments may vary depending upon the nature of the event. Distributors will, on an annual basis, determine whether to continue such payments.

In the case of any one dealer, marketing support payments will not exceed the sum of 0.08% of that dealer's current year's total sales of Franklin Templeton mutual funds and 0.05% (or 0.03%) of the total assets respectively, of equity or fixed income funds attributable to that dealer, on an annual basis. Any current year sales to, or assets held on behalf of, Employer Sponsored Retirement Plans for which payment is made to a financial intermediary pursuant to the following paragraph will be excluded from the calculation of marketing support payments pursuant to this paragraph.

Distributors and/or its non-fund affiliates may also make marketing support payments to financial intermediaries in connection with their activities that are intended to assist in the sale of shares of Franklin Templeton funds, directly or indirectly, to certain Employer Sponsored Retirement Plans that have retained such financial intermediaries as plan service providers. Consistent with the provisions and limitations set forth in its Rule 12b-1 distribution plans, the Fund may reimburse Distributors for the cost of a portion of these marketing support payments. Payments may be made on account of activities that may include, but are not limited to, one or more of the following: business planning assistance for financial intermediary personnel, educating financial intermediary personnel about the Franklin Templeton funds, access to sales meetings, sales representatives, wholesalers, and management representatives of the financial intermediary, and detailed sales reporting. A financial intermediary may perform the services itself or may arrange with a third party to perform the services. In the case of any one financial intermediary, such payments will not exceed 0.10% of the total assets of Franklin Templeton equity or fixed income mutual funds held, directly or indirectly, by such Employer Sponsored Retirement Plans, on an annual basis. Distributors will, on an annual basis, determine whether to continue such payments.

Marketing support payments may be in addition to any servicing fees paid by Investor Services and reimbursed by the Fund, as described further under “Shareholder servicing and transfer agent” above.

As noted below, Distributors may make additional payments to dealers, including dealers not listed below, related to ticket charges and various dealer-sponsored events intended to educate financial advisors and their clients about the Franklin Templeton funds. The following is a list of FINRA member broker-dealers (including their respective affiliates) receiving marketing support payments as of March 31, 2009. In addition to member firms of FINRA, Distributors and/or its non-fund affiliates also makes marketing support and/or administrative services payments to certain other financial intermediaries that sell fund shares or provide services to Franklin Templeton funds and shareholders, such as banks, insurance companies, and plan administrators. These firms are not included in this list. You should ask your financial intermediary if it receives such payments.

American Portfolios Financial Services, Inc., Ameriprise Financial Services, Inc., Associated Securities Corp., AXA Advisors, LLC, Banc of America Investment Services, Inc., Cadaret Grant & Co., Inc., Cambridge Investment Research Inc., Capital Brokerage Corporation, CCO Investment Services Corp., Chase Investment Services Corp., Citigroup Global Markets Inc., Commerce Brokerage Services, Inc., Compass Brokerage, Inc., CUNA Brokerage Services, Inc., CUSO Financial Services, L.P., Edward Jones, Fidelity Investments Institutional Services Company, Inc., Fifth Third Securities, Inc., Financial Network Investment Corporation, First Command Financial Planning, Inc., FSC Securities Corporation, Genworth Financial Securities Corp., Hornor, Townsend & Kent, Inc., IFC Holdings Inc. D/B/A INVEST Financial Corporation, ING Financial Partners, Inc., Investment Centers of America, Inc., J.J.B. Hilliard, W.L. Lyons, Inc., John Hancock Distributors LLC, Legend Equities Corporation, Lincoln Financial Advisors Corporation, Lincoln Financial Securities Corporation, Lincoln Investment Planning, Inc., LPL Financial Corporation, M&T Securities Inc., Merrill Lynch, Pierce, Fenner & Smith, Inc., Morgan Stanley & Co., Incorporated, Multi-Financial Securities Corporation, Mutual Service Corporation, NatCity Investments, Inc., National Planning Corporation, PFS Investments, Inc., PrimeVest Financial Services, Inc., Raymond James & Associates, Inc., Raymond James Financial Services, Inc., RBC Capital Markets Corporation, Richard D. Schubert, Inc., Robert W. Baird & Co., Inc., Royal Alliance Associates, Inc., SagePoint Financial, Inc., Securities America, Inc., Signator Investors, Inc., SII Investments, Inc., Sorrento Pacific Financial, LLC, SunTrust Investment Services, Inc., TFS Securities, Inc., The Investment Center, Inc., UBS Financial Services, Inc., UBS Global Asset Management (US) Inc., UnionBanc Investment Services, LLC, U.S. Bancorp Investments, Inc., UVEST Financial Services Group, Inc., Wachovia Securities, LLC, Waterstone Financial Group, Inc., WaMu Investments, Inc., and Wells Fargo Investments, LLC.

Marketing support payments made to organizations located outside the U.S., with respect to investments in the Fund by non-U.S. persons, may exceed the above-stated limitation.

Transaction support payments.   The types of payments that Distributors may make under this category include, among others, payment of ticket charges of up to $20 per purchase or exchange order placed by a dealer or one time payments for ancillary services such as setting up funds on a dealer's mutual fund trading system.

Other payments.   From time to time, Distributors, at its expense, may make additional payments to dealers that sell or arrange for the sale of shares of the Fund. Such compensation may include financial assistance to dealers that enable Distributors to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events, co-operative advertising, newsletters, and other dealer-sponsored events. These payments may vary depending upon the nature of the event, and can include travel expenses, such as lodging incurred by registered representatives and other employees in connection with training and educational meetings, client prospecting and due diligence trips.

Distributors routinely sponsors due diligence meetings for registered representatives during which they receive updates on various Franklin Templeton funds and are afforded the opportunity to speak with portfolio managers. Invitation to these meetings is not conditioned on selling a specific number of shares. Those who have shown an interest in Franklin Templeton funds, however, are more likely to be considered. To the extent permitted by their firm's policies and procedures, registered representatives' expenses in attending these meetings may be covered by Distributors.

Other compensation may be offered to the extent not prohibited by federal or state laws or any self-regulatory agency, such as FINRA. Distributors makes payments for events it deems appropriate, subject to Distributors' guidelines and applicable law.

You should ask your dealer for information about any payments it receives from Distributors and any services provided.

Contingent Deferred Sales Charge (CDSC) - Class A, B & C   If you invest any amount in Class C shares or $1 million or more in Class A shares, either as a lump sum or through our cumulative quantity discount or letter of intent programs, a CDSC may apply on any Class A shares you sell within 18 months and any Class C shares you sell within 12 months of purchase. The CDSC is 1% for Class C and 0.75% for Class A of the value of the shares sold or the net asset value at the time of purchase, whichever is less.

For Class B shares, there is a CDSC if you sell your shares within six years, as described in the table below. The charge is based on the value of the shares sold or the net asset value at the time of purchase, whichever is less.

if you sell your Class B shares within this many years after buying them	this % is deducted from your proceeds as a CDSC
1 Year	4
2 Years	4
3 Years	3
4 Years	3
5 Years	2
6 Years	1
7 Years	0

CDSC waivers.   The CDSC for any share class generally will be waived for:

  Assets held in accounts managed by a state or federally regulated trust company or bank (Trust Company) either as discretionary trustee of an inter vivos or testamentary trust or as manager under an advisory agreement (including sub-advisory) or other agreement that grants the Trust Company investment discretion over those assets (Trust Company Managed Assets) if (i) the aggregate value of Trust Company Managed Assets invested in Franklin Templeton funds at the time of purchase equals at least $1 million; and (ii) the purchased shares are registered directly to the Trust Company in its corporate capacity (not as trustee of an individual trust) and held solely as Trust Company Managed Assets.
  Account fees
  Sales of Class A shares purchased without an initial sales charge by certain retirement plan accounts if (i) the account was opened before May 1, 1997, or (ii) the securities dealer of record received a payment from Distributors of 0.25% or less, or (iii) the securities dealer of record has entered into a supplemental agreement with Distributors
  Redemptions by the Fund when an account falls below the minimum required account size
  Redemptions following the death of the shareholder or beneficial owner
  Redemptions through a systematic withdrawal plan set up before February 1, 1995
  Redemptions through a systematic withdrawal plan set up on or after February 1, 1995, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of your account's net asset value depending on the frequency of your plan
  Redemptions by Employer Sponsored Retirement Plans (not applicable to Class B)
  Distributions from individual retirement accounts (IRAs) due to death or disability or upon periodic distributions based on life expectancy or returns of excess contributions and earnings (for Class B, this applies to all retirement plan accounts, not only IRAs)
  Any trust or plan established as part of a qualified tuition program under Section 529 of the Internal Revenue Code of 1986, as amended

Exchange privilege   If you request the exchange of the total value of your account, declared but unpaid income dividends and capital gain distributions will be reinvested in the Fund and exchanged into the new fund at net asset value when paid. Backup withholding and information reporting may apply.

If a substantial number of shareholders should, within a short period, sell their Fund shares under the exchange privilege, the Fund might have to sell portfolio securities it might otherwise hold and incur the additional costs related to such transactions. On the other hand, increased use of the exchange privilege may result in periodic large inflows of money. If this occurs, it is the Fund's general policy to initially invest this money in short-term, interest-bearing money market instruments, unless it is believed that attractive investment opportunities consistent with the Fund's investment goals exist immediately. This money will then be withdrawn from the short-term, interest-bearing money market instruments and invested in portfolio securities in as orderly a manner as is possible when attractive investment opportunities arise.

The proceeds from the sale of shares of an investment company generally are not available until the seventh day following the sale. The funds you are seeking to exchange into may delay issuing shares pursuant to an exchange until that seventh day. The sale of Fund shares to complete an exchange will be effected at net asset value at the close of business on the day the request for exchange is received in proper form.

Systematic withdrawal plan   Our systematic withdrawal plan allows you to sell your shares and receive regular payments from your account on a monthly, quarterly, semiannual or annual basis. The value of your account must be at least $5,000 and the minimum payment amount for each withdrawal must be at least $50. For retirement plans subject to mandatory distribution requirements, the $50 minimum will not apply. There are no service charges for establishing or maintaining a systematic withdrawal plan.

Each month in which a payment is scheduled, we will redeem an equivalent amount of shares in your account on the day of the month you have indicated on your account application or, if no day is indicated, on the 20th day of the month. If that day falls on a weekend or holiday, we will process the redemption on the next business day. For plans set up before June 1, 2000, we will continue to process redemptions on the 25th day of the month (or the next business day) unless you instruct us to change the processing date. Available processing dates currently are the 1st, 5th, 10th, 15th, 20th and 25th days of the month. When you sell your shares under a systematic withdrawal plan, it is a taxable transaction.

To avoid paying sales charges on money you plan to withdraw within a short period of time, you may not want to set up a systematic withdrawal plan if you plan to buy shares on a regular basis. Shares sold under the plan also may be subject to a CDSC.

Redeeming shares through a systematic withdrawal plan may reduce or exhaust the shares in your account if payments exceed distributions received from the Fund. This is especially likely to occur if there is a market decline. If a withdrawal amount exceeds the value of your account, your account will be closed and the remaining balance in your account will be sent to you. Because the amount withdrawn under the plan may be more than your actual yield or income, part of the payment may be a return of your investment.

To discontinue a systematic withdrawal plan, change the amount and schedule of withdrawal payments, or suspend one payment, we must receive instructions from you at least three business days before a scheduled payment. The Fund may discontinue a systematic withdrawal plan by notifying you in writing and will discontinue a systematic withdrawal plan automatically if all shares in your account are withdrawn, if the Fund receives notification of the shareholder's death or incapacity, or if mail is returned to the Fund marked “unable to forward” by the postal service.

Redemptions in kind   The Fund has committed itself to pay in cash (by check) all requests for redemption by any shareholder of record, limited in amount, however, during any 90-day period to the lesser of $250,000 or 1% of the value of the Fund's net assets at the beginning of the 90-day period. This commitment is irrevocable without the prior approval of the SEC. In the case of redemption requests in excess of these amounts, the board reserves the right to make payments in whole or in part in securities or other assets of the Fund, in case of an emergency, or if the payment of such a redemption in cash would be detrimental to the existing shareholders of the Fund. In these circumstances, the securities distributed would be valued at the price used to compute the Fund's net assets and you may incur brokerage fees in converting the securities to cash. The Fund does not intend to redeem illiquid securities in kind. If this happens, however, you may not be able to recover your investment in a timely manner.

Share certificates   We will credit your shares to your Fund account. We do not issue share certificates unless you specifically request them. This eliminates the costly problem of replacing lost, stolen or destroyed certificates. If a certificate is lost, stolen or destroyed, you may have to pay an insurance premium of up to 2% of the value of the certificate to replace it.

Any outstanding share certificates must be returned to the Fund if you want to sell or exchange those shares or if you would like to start a systematic withdrawal plan. The certificates should be properly endorsed. You can do this either by signing the back of the certificate or by completing a share assignment form. For your protection, you may prefer to complete a share assignment form and to send the certificate and assignment form in separate envelopes.

General information   If dividend checks are returned to the Fund marked "unable to forward" by the postal service, we will consider this a request by you to change your dividend option to reinvest all distributions. The proceeds will be reinvested in additional shares at net asset value until we receive new instructions.

Distribution or redemption checks sent to you do not earn interest or any other income during the time the checks remain uncashed. Neither the Fund nor its affiliates will be liable for any loss caused by your failure to cash such checks. The Fund is not responsible for tracking down uncashed checks, unless a check is returned as undeliverable.

In most cases, if mail is returned as undeliverable we are required to take certain steps to try to find you free of charge. If these attempts are unsuccessful, however, we may deduct the costs of any additional efforts to find you from your account. These costs may include a percentage of the account when a search company charges a percentage fee in exchange for its location services.

Sending redemption proceeds by wire or electronic funds transfer (ACH) is a special service that we make available whenever possible. By offering this service to you, the Fund is not bound to meet any redemption request in less than the seven-day period prescribed by law. Neither the Fund nor its agents shall be liable to you or any other person if, for any reason, a redemption request by wire or ACH is not processed as described in the prospectus.

There are special procedures for banks and other institutions that wish to open multiple accounts. An institution may open a single master account by filing one application form with the Fund, signed by personnel authorized to act for the institution. Individual sub-accounts may be opened when the master account is opened by listing them on the application, or by providing instructions to the Fund at a later date. These sub-accounts may be registered either by name or number. The Fund's investment minimums apply to each sub-account. The Fund will send confirmation and account statements for the sub-accounts to the institution.

If you buy or sell shares through your securities dealer, we use the net asset value next calculated after your securities dealer receives your request, which is promptly transmitted to the Fund. If you sell shares through your securities dealer, it is your dealer's responsibility to transmit the order to the Fund in a timely fashion. Your redemption proceeds will not earn interest between the time we receive the order from your dealer and the time we receive any required documents. Any loss to you resulting from your dealer's failure to transmit your redemption order to the Fund in a timely fashion must be settled between you and your securities dealer.

Certain shareholder servicing agents may be authorized to accept your transaction request.

For institutional and bank trust accounts, there may be additional methods of buying or selling Fund shares than those described in this SAI or in the prospectus. Institutional and bank trust accounts include accounts opened by or in the name of a person (includes a legal entity or an individual) that has signed an Institutional Account Application or Bank Trust Account Application accepted by Franklin Templeton Institutional, LLC or entered into a selling agreement and/or servicing agreement with Distributors or Investor Services. For example, the Fund permits the owner of an institutional account to make a same day wire purchase if a good order purchase request is received (a) before the close of the New York Stock Exchange (NYSE) or (b) through the National Securities Clearing Corporation’s automated system for processing purchase orders (Fund/SERV), even though funds are delivered by wire after the close of the NYSE. If funds to be wired are not received as scheduled, the purchase order may be cancelled or reversed and the institutional account owner could be liable for any losses or fees the Fund, Distributors and/or Investor Services may incur.

In the event of disputes involving conflicting claims of ownership or authority to control your shares, the Fund has the right (but has no obligation) to: (i) restrict the shares and require the written agreement of all persons deemed by the Fund to have a potential interest in the shares before executing instructions regarding the shares; or (ii) interplead disputed shares or the proceeds from the court-ordered sale thereof with a court of competent jurisdiction.

Should the Fund be required to defend against joint or multiple shareholders in any action relating to an ownership dispute, you expressly grant the Fund the right to obtain reimbursement for costs and expenses including, but not limited to, attorneys’ fees and court costs, by unilaterally redeeming shares from your account.

The Fund may be required (i) pursuant to a validly issued levy, to turn your shares over to a levying officer who may, in turn, sell your shares at a public sale; or (ii) pursuant to a final order of forfeiture to sell your shares and remit the proceeds to the U.S. or state government as directed.

Clients of financial advisors whose firms have a Selling Agreement with Franklin Templeton Distributors, Inc., and who are eligible for the Financial Advisor Service Team (FAST) may be eligible for Franklin Templeton VIP Services® which offers enhanced service and transaction capabilities. Please contact Shareholder Services at (800) 632-2301 for additional information on this program.

The Underwriter

Franklin Templeton Distributors, Inc. (Distributors) acts as the principal underwriter in the continuous public offering of the Fund's shares. Distributors is located at One Franklin Parkway, San Mateo, CA 94403-1906.

Distributors pays the expenses of the distribution of Fund shares, including advertising expenses and the costs of printing sales material and prospectuses used to offer shares to the public. The Fund pays the expenses of preparing and printing amendments to its registration statements and prospectuses (other than those necessitated by the activities of Distributors) and of sending prospectuses to existing shareholders.

Distributors does not receive compensation from the Fund for acting as underwriter of the Fund's Advisor Class shares.

The table below shows the aggregate underwriting commissions Distributors received in connection with the offering of the Fund’s Class A, B, C and R shares, the net underwriting discounts and commissions Distributors retained after allowances to dealers, and the amounts Distributors received in connection with redemptions or repurchases of shares for the last three fiscal years ended May 31:

	Total Commissions Received ($)	Amount Retained by Distributors ($)	Amount Received in Connection with Redemptions and Repurchases ($)
2009	3,079,593	392,649	58,495
2008	3,432,344	438,872	202,037
2007	5,166,733	668,324	262,942

Distributors may be entitled to payments from the Fund under the Rule 12b-1 plans, as discussed below. Except as noted, Distributors received no other compensation from the Fund for acting as underwriter.

Distribution and service (12b-1) fees - Class A, B, C and R   The board has adopted a separate plan pursuant to Rule 12b-1 for each class. Although the plans differ in some ways for each class, each plan is designed to benefit the Fund and its shareholders. The plans are expected to, among other things, increase advertising of the Fund, encourage purchases of Fund shares and service to its shareholders, and increase or maintain assets of the Fund so that certain fixed expenses may be spread over a broader asset base, with a positive impact on per share expense ratios. In addition, a positive cash flow into the Fund is useful in managing the Fund because the manager has more flexibility in taking advantage of new investment opportunities and handling shareholder redemptions.

Under each plan, the Fund pays Distributors or others for the expenses of activities that are primarily intended to sell shares of the class. These expenses also may include service fees paid to securities dealers or others who have executed a servicing agreement with the Fund, Distributors or its affiliates and who provide service or account maintenance to shareholders (service fees); and the expenses of printing prospectuses and reports used for sales purposes, of marketing support and of preparing and distributing sales literature and advertisements. Together, these expenses, including the service fees, are "eligible expenses." The 12b-1 fees charged to each class are based only on the fees attributable to that particular class. Because Class B is currently closed to new investors, the amounts paid by the Fund under its plan are primarily to pay for ongoing shareholder servicing and to pay Distributors in connection with the advancing of commissions to securities broker-dealers who sold Class B shares.

The Class A, B, C and R plans.   The Fund may pay up to 0.15% per year of Class A's average daily net assets.

The Fund pays Distributors up to 0.65% per year of Class B and Class C's average daily net assets, out of which 0.15% may be paid for services to the shareholders (service fees). For Class R shares, the Fund pays Distributors up to 0.50% per year of the class's average daily net assets. The Class B, C and R plans also may be used to pay Distributors for advancing commissions to securities dealers with respect to the initial sale of Class B, C and R shares. Class B plan fees payable to Distributors are used by Distributors to pay for ongoing shareholder servicing and to pay Distributors in connection with the advancing of commissions to securities dealers who sold Class B shares.

In implementing the Class A plan, the board has determined that the annual fees payable under the plan will be equal to the sum of: (i) the amount obtained by multiplying 0.15% by the average daily net assets represented by the Fund’s Class A shares that were acquired by investors on or after May 1, 1994, the effective date of the plan (new assets), and (ii) the amount obtained by multiplying 0.05% by the average daily net assets represented by the Fund’s Class A shares that were acquired before May 1, 1994 (old assets). These fees will be paid to the current securities dealer of record on the account. In addition, until such time as the maximum payment of 0.15% is reached on a yearly basis, up to an additional 0.02% will be paid to Distributors under the plan. The payments made to Distributors will be used by Distributors to defray other marketing expenses that have been incurred in accordance with the plan, such as advertising.

The fee is a Class A expense. This means that all Class A shareholders, regardless of when they purchased their shares, will bear Rule 12b-1 expenses at the same rate. The initial rate will be at least 0.07% (0.05% plus 0.02%) of the average daily net assets of Class A and, as Class A shares are sold on or after May 1, 1994, will increase over time. Thus, as the proportion of Class A shares purchased on or after May 1, 1994, increases in relation to outstanding Class A shares, the expenses attributable to payments under the plan also will increase (but will not exceed 0.15% of average daily net assets). While this is the currently anticipated calculation for fees payable under the Class A plan, the plan permits the board to allow the Fund to pay a full 0.15% on all assets at any time. The approval of the board would be required to change the calculation of the payments to be made under the Class A plan.

The Class A plan is a reimbursement plan. It allows the Fund to reimburse Distributors for eligible expenses that Distributors has shown it has incurred. The Fund will not reimburse more than the maximum amount allowed under the plan. Any unreimbursed expenses from one year may not be carried over to or reimbursed in later years.

The Class B, C and R plans are compensation plans. They allow the Fund to pay a fee to Distributors that may be more than the eligible expenses Distributors has incurred at the time of the payment. Distributors must, however, demonstrate to the board that it has spent or has near-term plans to spend the amount received on eligible expenses. The Fund will not pay more than the maximum amount allowed under the plans.

For the fiscal year ended May 31, 2009, the amounts paid by the Fund pursuant to the Class A plan were:

($)
Advertising	35,641
Printing and mailing prospectuses other than to current shareholders	13,276
Payments to underwriters	133,868
Payments to broker-dealers	2,340,001
Other	—
Total	2,522,786

Under the Class B plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2009, were:

($)
Advertising	—
Printing and mailing prospectuses other than to current shareholders	—
Payments to underwriters	—
Payments to broker-dealers	124,435
Other	420,256
Total	544,691

Under the Class C plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2009, were:

($)
Advertising	3,267
Printing and mailing prospectuses other than to current shareholders	1,031
Payments to underwriters	7,395
Payments to broker-dealers	1,767,126
Other	—
Total	1,778,819

Under the Class R plan, the amounts paid by the Fund pursuant to the plan for the fiscal year ended May 31, 2009, were:

($)
Advertising	26
Printing and mailing prospectuses other than to current shareholders	9
Payments to underwriters	267
Payments to broker-dealers	157,791
Other	—
Total	158,093

In addition to the payments that Distributors or others are entitled to under each plan, each plan also provides that to the extent the Fund, the manager or Distributors or other parties on behalf of the Fund, the manager or Distributors make payments that are deemed to be for the financing of any activity primarily intended to result in the sale of Fund shares within the context of Rule 12b-1 under the Investment Company Act of 1940, as amended, then such payments shall be deemed to have been made pursuant to the plan.

To the extent fees are for distribution or marketing functions, as distinguished from administrative servicing or agency transactions, certain banks may not participate in the plans because of applicable federal law prohibiting certain banks from engaging in the distribution of mutual fund shares. These banks, however, are allowed to receive fees under the plans for administrative servicing or for agency transactions.

Distributors must provide written reports to the board at least quarterly on the amounts and purpose of any payment made under the plans and any related agreements, and furnish the board with such other information as the board may reasonably request to enable it to make an informed determination of whether the plans should be continued.

Each plan has been approved according to the provisions of Rule 12b-1. The terms and provisions of each plan also are consistent with Rule 12b-1.

Performance

Performance quotations are subject to SEC rules. These rules require the use of standardized performance quotations or, alternatively, that every non-standardized performance quotation furnished by the Fund be accompanied by certain standardized performance information computed as required by the SEC. Average annual total return before taxes, average annual total return after taxes on distributions, average annual total return after taxes on distributions and sale of shares and current yield quotations used by the Fund are based on the standardized methods of computing performance mandated by the SEC. An explanation of these and other methods used by the Fund to compute or express performance follows. Regardless of the method used, past performance does not guarantee future results, and is an indication of the return to shareholders only for the limited historical period used.

Average annual total return before taxes   Average annual total return before taxes is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

When considering the average annual total return before taxes quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return

n = number of years

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period

Average annual total return after taxes on distributions   Average annual total return after taxes on distributions is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions, less the taxes due on such distributions, are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, but assumes that the redemption itself had no tax consequences. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (pre-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions)

n = number of years

ATVD = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions but not after taxes on redemption

Average annual total return after taxes on distributions and sale of fund shares   Average annual total return after taxes on distributions and sale of fund shares is determined by finding the average annual rates of return over certain periods that would equate an initial hypothetical $1,000 investment to its ending redeemable value, after taxes on distributions and sale of fund shares. The calculation assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, and income dividends and capital gain distributions are reinvested at net asset value. The quotation assumes the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees, including taxes upon sale of fund shares. If a change is made to the sales charge structure, historical performance information will be restated to reflect the maximum initial sales charge currently in effect.

Taxes due on distributions are calculated by applying the highest individual marginal federal income tax rates in effect on the reinvestment date, using the rates that correspond to the tax character of each component of the distributions (e.g., the ordinary income rate for distributions of ordinary income and net short-term capital gains, and the long-term capital gain rate for distributions of net long-term capital gains). The taxable amount and tax character of a distribution may be adjusted to reflect any recharacterization of the distribution since its original date. Distributions are adjusted to reflect the federal tax impact the distribution would have on an individual taxpayer on the reinvestment date; for example, no taxes are assumed to be due on the portion of any distribution that would not result in federal income tax on an individual (e.g., tax-exempt interest or non-taxable returns of capital). The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law. Any potential tax liabilities other than federal tax liabilities (e.g., state and local taxes) are disregarded, as are the effects of phaseouts of certain exemptions, deductions, and credits at various income levels, and the impact of the federal alternative minimum tax. Any redemptions of shares required to pay recurring fees charged to shareholder accounts are assumed to result in no additional taxes or tax credits.

The capital gain or loss upon redemption is calculated by subtracting the tax basis from the redemption proceeds, after deducting any nonrecurring charges assessed at the end of the period, subtracting capital gains taxes resulting from the redemption, or adding the tax benefit from capital losses resulting from the redemption. In determining the basis for a reinvested distribution, the distribution is included net of taxes assumed paid from the distribution, but not net of any sales loads imposed upon reinvestment. Tax basis is adjusted for any distributions representing returns of capital and any other tax basis adjustments that would apply to an individual taxpayer, as permitted by applicable federal law. The amount and character (e.g., short-term or long-term) of capital gain or loss upon redemption are separately determined for shares acquired through the initial investment and each subsequent purchase through reinvested distributions. Shares acquired through reinvestment of distributions are not assumed to have the same holding period as the initial investment. The tax character of such reinvestments is determined by the length of the period between reinvestment and the end of the measurement period in the case of reinvested distributions. Capital gains taxes (or the benefit resulting from tax losses) are calculated using the highest federal individual capital gains tax rate for gains of the appropriate character in effect on the redemption date and in accordance with federal law applicable on the redemption date. Shareholders are assumed to have sufficient capital gains of the same character from other investments to offset any capital losses from the redemption, so that the taxpayer may deduct the capital losses in full.

The Fund’s sales literature and advertising commonly refer to this calculation as the Fund’s after-tax average annual total return (post-liquidation). When considering the average annual total return after taxes on distributions quotations for Class A shares, you should keep in mind that the maximum initial sales charge reflected in each quotation is a one-time fee charged on all direct purchases, which will have its greatest impact during the early stages of your investment. This charge will affect actual performance less the longer you retain your investment in the Fund.

The following SEC formula is used to calculate these figures:

where:

P = a hypothetical initial payment of $1,000

T = average annual total return (after taxes on distributions and redemptions)

n = number of years

ATVDR = ending value of a hypothetical $1,000 payment made at the beginning of each period at the end of each period, after taxes on fund distributions and redemption

Cumulative total return   Like average annual total return, cumulative total return assumes that the maximum initial sales charge, if applicable, is deducted from the initial $1,000 purchase, income dividends and capital gain distributions are reinvested at net asset value, the account was completely redeemed at the end of each period and the deduction of all applicable charges and fees. Cumulative total return, however, is based on the actual return for a specified period rather than on the average return.

Current yield   Current yield shows the income per share earned by the Fund. It is calculated by dividing the net investment income per share earned during a 30-day base period by the applicable maximum offering price per share on the last day of the period and annualizing the result. Expenses accrued for the period include any fees charged to all shareholders of the class during the base period.

This SEC standardized yield reflects an estimated yield to maturity for each obligation held by the Fund which takes into account the current market value of the obligation and may reflect some judgments as to the ultimate realizable value of the obligation. This SEC standardized yield should be regarded as an estimate of the Fund's current rate of investment income, and it may not equal the Fund's actual income dividend distribution rate, the income paid to a shareholder's account or the income reported in the Fund's financial statements.

The following SEC formula is used to calculate these figures:

where:

a = dividends and interest earned during the period

b = expenses accrued for the period (net of reimbursements)

c = the average daily number of shares outstanding during the period that were entitled to receive dividends

d = the maximum offering price per share on the last day of the period

Current distribution rate   Current yield, which is calculated according to a formula prescribed by the SEC, is not indicative of the amounts that were or will be paid to shareholders. Amounts paid to shareholders are reflected in the quoted current distribution rate. The current distribution rate is usually computed by annualizing the dividends paid per share by a class during a certain period and dividing that amount by the current maximum offering price. The current distribution rate differs from the current yield computation because it may include distributions to shareholders from sources other than dividends and interest, such as short-term capital gains, and is calculated over a different period of time.

Volatility   Occasionally statistics may be used to show the Fund's volatility or risk. Measures of volatility or risk are generally used to compare the Fund's net asset value or performance to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market, as represented by an index considered representative of the types of securities in which the fund invests. A beta of more than 1.00 indicates volatility greater than the market and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average over a specified period of time. The idea is that greater volatility means greater risk undertaken in achieving performance.

Other performance quotations   The Fund also may quote the performance of Class A shares without a sales charge. Sales literature and advertising may quote a cumulative total return, average annual total return and other measures of performance with the substitution of net asset value for the public offering price.

Sales literature referring to the use of the Fund as a potential investment for IRAs, business retirement plans, and other tax-advantaged retirement plans may quote a total return based upon compounding of dividends on which it is presumed no federal income tax applies.

The Fund may include in its advertising or sales material information relating to investment goals and performance results of funds belonging to Franklin Templeton Investments. Resources is the parent company of the advisors and underwriter of Franklin Templeton funds.

Miscellaneous Information

The Fund may help you achieve various investment goals such as accumulating money for retirement, saving for a down payment on a home, college costs and other long-term goals. The Franklin College Savings Planner may help you in determining how much money must be invested on a monthly basis to have a projected amount available in the future to fund a child's college education. (Projected college cost estimates are based upon current costs published by the College Board.) The Franklin Retirement Savings Planner leads you through the steps to start a retirement savings program. Of course, an investment in the Fund cannot guarantee that these goals will be met.

The Fund is a member of Franklin Templeton Investments, one of the largest mutual fund organizations in the U.S., and may be considered in a program for diversification of assets. Founded in 1947, Franklin is one of the oldest mutual fund organizations and now services over 4 million shareholder accounts. In 1992, Franklin, a leader in managing fixed-income mutual funds and an innovator in creating domestic equity funds, joined forces with Templeton, a pioneer in international investing. The Mutual Series team, known for its value-driven approach to domestic equity investing, became part of the organization four years later. In 2001, the Fiduciary Trust team, known for providing global investment management to institutions and high net worth clients worldwide, joined the organization. Together, Franklin Templeton Investments has over $495 billion in assets under management for more than 7 million U.S. based mutual fund shareholder and other accounts. Franklin Templeton Investments offers 108 U.S. based open-end investment companies to the public. The Fund may identify itself by its Nasdaq symbol or CUSIP number.

Currently, there are more mutual funds than there are stocks listed on the NYSE. While many of them have similar investment goals, no two are exactly alike. Shares of the Fund are generally sold through securities dealers, whose investment representatives are experienced professionals who can offer advice on the type of investments suitable to your unique goals and needs, as well as the risks associated with such investments.

Description of Ratings

Corporate Obligation Ratings

Moody's

INVESTMENT GRADE

Aaa: Bonds rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa: Bonds rated Aa are judged to be high quality and are subject to very low credit risk.

A: Bonds rated A are considered upper medium-grade obligations and are subject to low credit risk.

Baa: Bonds rated Baa are subject to moderate credit risk and are considered medium-grade obligations. As such they may have certain speculative characteristics.

BELOW INVESTMENT GRADE

Ba: Bonds rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B: Bonds rated B are considered speculative and are subject to high credit risk.

Caa: Bonds rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca: Bonds rated Ca are considered highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C: Bonds rated C are the lowest rated class of bonds and are typically in default. They have little prospects for recovery of principal or interest.

Note: Moody's appends numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; modifier 2 indicates a mid-range ranking; and modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P®

The issue rating definitions are expressions in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

INVESTMENT GRADE

AAA: This is the highest rating assigned by S&P to a debt obligation. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: Obligations rated AA differ from AAA issues only in a small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: Obligations rated A are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in the higher ratings categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: Obligations rated BBB exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BELOW INVESTMENT GRADE

BB, B, CCC, CC, C: Obligations rated BB, B, CCC, CC and C are regarded as having significant speculative characteristics. BB indicates the least degree of speculation and C the highest degree of speculation. While these obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: A subordinated debt or preferred stock obligation rated C is currently highly vulnerable to nonpayment. The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. The C rating is also assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is still making payments.

D: Obligations rated D are in payment default. The D rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating is also used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

r: This symbol is attached to the ratings of instruments with significant noncredit risks and highlights risks to principal or volatility of expected returns that are not addressed in the credit rating.

Short-Term Debt Ratings

Moody's

Moody's short-term debt ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs and to individual short-term debt instruments. These obligations generally have an original maturity not exceeding 13 months, unless explicitly noted. Moody's employs the following designations to indicate the relative repayment capacity of rated issuers:

P-1 (Prime-1): Issuers (or supporting institutions) so rated have a superior ability to repay short-term debt obligations.

P-2 (Prime-2): Issuers (or supporting institutions) so rated have a strong ability to repay short-term debt obligations.

P-3 (Prime-3): Issuers (or supporting institutions) so rated have an acceptable ability to repay short-term debt obligations.

NP: Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

S&P

S&P's ratings are a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days -- including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1: This designation indicates that the obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2: Issues carrying this designation are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations carrying the higher designations. However, the obligor's capacity to meet its financial commitments on the obligation is satisfactory.

A-3: Issues carrying this designation exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B: Issues carrying this designation are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation. However, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C: Issues carrying this designation are currently vulnerable to nonpayment and are dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D: Issues carrying this designation are in payment default. The D rating category is used when payments on an obligation are not made on the due date even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         FRANKLIN HIGH INCOME TRUST
                             FILE NOS. 002-30203
                                  811-01608

                                  FORM N-1A

                                   PART C
                             OTHER INFORMATION

Item 23. Exhibits

     The following exhibits are incorporated by reference to the previously filed documents indicated below, except as noted:

(a) Agreement and Declaration of Trust

     (i)  Amended and Restated Agreement and Declaration of
          Trust dated May 21, 2007
          Filing: Post-Effective Amendment No. 50 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2007

(b) By-Laws

     (i)  Amended and Restated By-Laws dated May 21, 2007
          Filing: Post-Effective Amendment No. 50 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2007

(c) Instruments Defining Rights of Securities Holders

     Not Applicable

(d) Investment Advisory Contracts

     (i)  Management Agreement between Registrant and Franklin
          Advisers, Inc. dated September 13, 1996
          Filing: Post-Effective Amendment No. 38 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 30, 1997

     (ii) Amendment dated April 1, 2006 to the Management
          Agreement between Registrant and Franklin Advisers,
          Inc. dated September 13, 1996
          Filing: Post-Effective Amendment No. 49 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2006

    (iii) Addendum dated January 1, 2008 to the Investment
          Management Agreement made as of September 13, 1996,
          as amended April 1, 2006 between Registrant and
          Franklin Advisers, Inc.
          Filing: Post-Effective Amendment No. 51 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 25, 2008

(e)  Underwriting Contracts

     (i)  Amended and Restated Distribution Agreement dated
          October 31, 2000 between Registrant and
          Franklin/Templeton Distributions, Inc.
          Filing: Post-Effective Amendment No. 43 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2001

     (ii) Forms of Selling Agreements between
          Franklin/Templeton Distributors, Inc. and Securities
          Dealers dated November 1, 2003
          Filing: Post-Effective Amendment No. 47 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2004

    (iii) Amendment dated May 15, 2006 to Forms of Selling
          Agreements between Franklin/Templeton Distributors,
          Inc. and Securities Dealers dated November 1, 2003
          Filing: Post-Effective Amendment No. 50 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2007

(f)  Bonus or Profit Sharing Contracts

     Not Applicable

(g)  Custodian Agreements

      (i) Master Custody Agreement between Registrant and The
          Bank of New York Mellon dated February 16, 1996
          Filing: Post-Effective Amendment No. 38 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 30, 1997

     (ii) Amendment dated May 7,  1997, to the Master Custody
          Agreement between Registrant and The Bank of New
          York Mellon dated February 16, 1996
          Filing: Post-Effective  Amendment No. 39 to
          Registration Statement on Form  N-1A
          File No. 002-30203
          Filing Date: July 21,  1998

    (iii) Amendment dated February 27, 1998, to Master Custody
          Agreement between Registrant and The Bank of New
          York Mellon dated February 16,  1996
          Filing: Post-Effective Amendment No. 43 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2001

     (iv) Amendment dated May 16, 2001 to Master Custody
          Agreement between Registrant and The Bank of New
          York Mellon dated February 16, 1996
          Filing: Post-Effective Amendment No. 43 to
          Registration Statement on Form  N-1A
          File No. 002-30203
          Filing Date: September 27, 2001

     (v)  Amendment dated May 1, 2009 to Exhibit A of the Master
          Custody Agreement, between Registrant and The Bank of New
          York Mellon, dated February 16, 1996

     (vi) Amended and Restated Foreign Custody Manager Agreement
          between the Registrant and The Bank of New York Mellon
          dated May 16, 2001
          Filing: Post-Effective Amendment No. 43 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2001

    (vii) Amendment dated May 1, 2009 to Schedule 1 of the
          Amended and Restated Foreign Custody Manager
          Agreement, between the Registrant and The Bank of
          New York Mellon, dated May 16,  2001

   (viii) Amendment dated May 1, 2009 to Schedule 2 of the
          Amended and Restated Foreign Custody Manager
          Agreement, between the Registrant and The Bank of
          New York Mellon, dated May 16, 2001

    (ix)  Terminal Link Agreement between Registrant and The
          Bank of New York Mellon dated February 16, 1996
          Filing: Post-Effective Amendment No. 38 to
          Registration Statement on Form  N-1A
          File No. 002-30203
          Filing Date: September 30, 1997

(h)    Other Material Contracts

      (i) Subcontract for Fund Administrative Services dated
          March 1, 2008 between Franklin Advisers, Inc. and
          Franklin Templeton Services LLC

     (ii) Form of Special Servicing Agreement

(i)  Legal Opinion

     (i)  Opinion and Consent of Counsel dated July 14, 1998
          Filing: Post-Effective Amendment No. 39 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: July 21, 1998

(j)  Other Opinions

     (i)  Consent of Independent Registered Public Accounting
          Firm

(k)  Omitted Financial Statements

(l)  Initial Capital Agreements

     Not Applicable

(m)  Rule 12b-1 Plan

     (i)  Amended and Restated Class A Distribution Plan
          pursuant to Rule 12b-1 between Registrant and
          Franklin/Templeton Distributors, Inc. dated February
          1, 2009

     (ii) Form of Amended and Restated Class C Distribution
          Plan pursuant to Rule 12b-1 between Registrant and
          Franklin/Templeton Distributors, Inc.

    (iii) Form of Amended and Restated Class B Distribution
          Plan pursuant to Rule 12b-1 between Registrant and
          Franklin/Templeton Distributors, Inc.

      iv) Form of Amended and Restated Class R Distribution
          Plan pursuant to Rule 12b-1 between Registrant and
          Franklin/Templeton Distributors, Inc.

(n)  Rule 18f-3 Plan

     (i)  Multiple Class Plan dated November 18, 2003
          Filing: Post-Effective Amendment No. 47 to
          Registration Statement on Form N-1A
          File No. 002-30203
          Filing Date: September 27, 2004

(p)  Code of Ethics

     (i) Code of Ethics dated May, 2009

(q) Power of Attorney

     (i) Power of Attorney dated December, 2008

    (ii) Power of Attorney dated March 2, 2009

Item 24. Persons Controlled by or Under Common Control with
            Registrant

              None

Item 25. Indemnification

The Amended and Restated Agreement and Declaration of Trust (the
"Declaration") provides that any person who is or was a Trustee, officer, employee or other agent, including the underwriter, of such Trust shall be liable to the Trust and its shareholders only for (1) any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing, or (2) the person's own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person (such conduct referred to herein as
Disqualifying Conduct) and for nothing else. Except in these instances and to the fullest extent that limitations of liability of agents are permitted by the Delaware Statutory Trust Act (the
"Delaware Act"), these Agents (as defined in the Declaration) shall not be responsible or liable for any act or omission of any other
Agent of the Trust or any investment adviser or principal
underwriter. Moreover, except and to the extent provided in these instances, none of these Agents, when acting in their respective capacity as such, shall be personally liable to any other person, other than such Trust or its shareholders, for any act, omission or obligation of the Trust or any trustee thereof.

The Trust shall indemnify, out of its property, to the fullest extent permitted under applicable law, any of the persons who was or is a party, or is threatened to be made a party to any
Proceeding (as defined in the Declaration) because the person is or was an Agent of such Trust. These persons shall be indemnified against any Expenses (as defined in the Declaration), judgments, fines, settlements and other amounts actually and reasonably incurred in connection with the Proceeding if the person acted in good faith or, in the case of a criminal proceeding, had no
reasonable cause to believe that the conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction or plea of nolo contendere or its equivalent shall not in itself create a presumption that the person did not act in good faith or that the person had reasonable cause to believe that the person's conduct was unlawful. There shall nonetheless be no indemnification for a person's own Disqualifying Conduct.

Insofar as indemnification for liabilities arising under the
Securities Act of 1933, as amended, may be permitted to Trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a Trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with securities being registered, the Trust may be required, unless in the opinion of its counsel the
matter has been settled by   controlling precedent, to submit to a
court or appropriate jurisdiction the question whether such
indemnification is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 26. Business and Other Connections of Investment Adviser

The officers and directors of Franklin Advisers, Inc. (Advisers),
Registrant's manager, also serve as officers and/or
directors/trustees for (1) Advisers' corporate parent, Franklin
Resources, Inc., and/or (2) other investment companies in Franklin
Templeton Investments. For additional information please see Part B and Schedules A and D of Form ADV of the Advisers (SEC File 801-
26292), incorporated herein by reference, which sets forth the officers and directors of the Advisers and information as to any business, profession, vocation or employment of a substantial nature engaged in by those officers and directors during the past two years.

Item 27. Principal Underwriters

a) Franklin/Templeton Distributors, Inc. (Distributors) also acts as principal underwriter of shares of:

Franklin California Tax-Free Income Fund
Franklin California Tax-Free Trust
Franklin Capital Growth Fund
Franklin Custodian Funds
Franklin Federal Tax-Free Income Fund
Franklin Global Trust
Franklin Gold and Precious Metals Fund
Franklin Investors Securities Trust
Franklin Managed Trust
Franklin Money Fund
Franklin Municipal Securities Trust
Franklin Mutual Recovery Fund
Franklin Mutual Series Funds
Franklin New York Tax-Free Income Fund
Franklin New York Tax-Free Trust
Franklin Real Estate Securities Trust
Franklin Strategic Mortgage Portfolio
Franklin Strategic Series
Franklin Tax-Exempt Money Fund
Franklin Tax-Free Trust
Franklin Templeton Fund Allocator Series
Franklin Templeton Global Trust
Franklin Templeton International Trust
Franklin Templeton Money Fund Trust
Franklin Templeton Variable Insurance Products Trust
Franklin Value Investors Trust
Institutional Fiduciary Trust

Templeton China World Fund
Templeton Developing Markets Trust
Templeton Funds
Templeton Global Investment Trust
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund, Inc.
Templeton Income Trust
Templeton Institutional Funds

b) The information required by this Item 27 with respect to each director and officer of Distributors is incorporated by reference to Part B of this N-1A and Schedule A of Form BD filed by
Distributors with the Securities and Exchange Commission pursuant to the Securities Act of 1934 (SEC File No. 8-5889)

c) Not Applicable. Registrant's principal underwriter is an
affiliated person of an affiliated person of the Registrant

Item 28. Location of Accounts and Records

The accounts, books or other documents required to be maintained by
Section 31 (a) of the Investment Company Act of 1940 are kept by the Trust at One Franklin Parkway, San Mateo, CA 94403-1906 or its
shareholder services agent, Franklin Templeton Investor Services,
LLC, at 3344 Quality Drive, Rancho Cordova, CA 95670-7313.

Item 29. Management Services

There are no management-related service contracts not discussed in
Part A or Part B

Item 30. Undertakings
   Not Applicable

                             SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the
Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuantto Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of San Mateo and the
State of California, on the 24th day of September, 2009.

                                     FRANKLIN HIGH INCOME TRUST
                                     (Registrant)

                                     By /s/ David P. Goss
                                        David P. Goss
                                        Vice President

Pursuant to the requirements of the Securities Act of 1933, this
Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

Rupert H. Johnson, Jr.*          President and Chief Executive
Rupert H. Johnson, Jr.           Officer -- Investment Management
                                 Dated: September 24, 2009

Laura F. Fergerson*              Chief Executive Officer --
Laura F. Fergerson               Finance and Administration
                                 Dated: September 24, 2009

Gaston Gardey*                   Chief Financial Officer and
Gaston Gardey                    Chief Accounting Officer
                                 Dated: September 24, 2009

Harris J. Ashton*                Trustee
Harris J. Ashston                Dated: September 24, 2009

Robert F. Carlson*               Trustee
Robert F. Carlson                Dated: September 24, 2009

Sam Ginn*                        Trustee
Sam Ginn                         Dated: September 24, 2009

Edith E. Holiday*                Trustee
Edith E. Holiday                 Dated: September 24, 2009

Charles B. Johnson*              Trustee
Charles B. Johnson               Dated: September 24, 2009

Frank W. T. LaHaye*              Trustee
Frank W. T. LaHaye               Dated: September 24, 2009

Frank A. Olson*                  Trustee
Frank A. Olson                   Dated: September 24, 2009

Larry D. Thompson*               Trustee
Larry D. Thompson                Dated: September 24, 2009

John B. Wilson*                  Trustee
John B. Wilson                   Dated: September 24, 2009

*By  /s/ David P. Goss
     David P. Goss, Attorney-in-Fact
     (pursuant to Power of Attorney filed herewith)

               FRANKLIN HIGH INCOME TRUST
                 REGISTRATION STATEMENT
                     EXHIBITS INDEX

                                               PAGE NO. IN
                                               SEQUENTIAL
                                               NUMBERING
EXHIBIT NO.     DESCRIPTION                    SYSTEM

EX-99.(a)(i)    Amended and Restated                *
                Agreement and Declaration
                of Trust dated May 21,
                2007

EX-99.(b)(i)    Amended and Restated By-            *
                Laws dated May 21, 2007

EX-99.(d)(i)    Management Agreement                *
                between Registrant and
                Franklin Advisers, Inc.
                dated September 13, 1996

EX-99.(d)(ii)   Amendment dated April 1,            *
                2006 to the Management
                Agreement between
                Registrant and Franklin
                Advisers, Inc. dated
                September 13, 1996

EX-99.(d)(iii)  Addendum dated January 1,           *
                2008 to the Investment
                Management Agreement made
                as of September 13, 1996,
                as amended April 1, 2006
                between Registrant and
                Franklin Advisers, Inc.

EX-99.(e)(i)    Amended and Restated                *
                Distribution Agreement
                dated October 31, 2000,
                between Registrant and
                Franklin/Templeton
                Distributors, Inc.

EX-99.(e)(ii)   Forms of Selling                    *
                Agreements between
                Franklin/Templeton
                Distributors, Inc. and
                Securities Dealers dated
                November 1, 2003

EX-99.(e)(iii)  Amendment dated May 15,             *
                2006 to forms of Selling
                Agreements between
                Franklin/Templeton
                Distributors, Inc. and
                Securities Dealers dated
                November 1, 2003

EX-99.(g)(i)    Master Custody Agreement            *
                between Registrant and
                The Bank of New York
                Mellon dated February 16,
                1996

EX--99.(g)(ii)  Amendment dated May 7,              *
                1997, to the Master
                Custody Agreement between
                Registrant and The Bank
                of New York Mellon dated
                February 16, 1996

EX-99.(g)(iii)  Amendment dated February            *
                27, 1998, to Master
                Custody Agreement between
                Registrant and Bank of
                New York dated February
                16, 1996

EX-99.(g)(iv)   Amendment dated May 16,             *
                2001 to Master Custody
                Agreement between
                Registrant and The Bank
                of New York Mellon dated
                February 16, 1996

EX-99.(g)(v)    Amendment dated May 1,         Attached
                2009, to Exhibit A  of the
                Master Custody Agreement
                between Registrant  and
                The Bank of New York
                Mellon dated February 16,
                1996

EX-99.(g)(vi)   Amended and Restated                *
                Foreign Custody Manager
                Agreement between the
                Registrant and The Bank
                of New York Mellon dated
                May 16, 2001

EX-99.(g)(vii)  Amendment dated May 1,         Attached
                2009 to Schedule 1 of the
                Amended and  Restated
                Foreign Custody Manager
                Agreement between the
                Registrant and The Bank
                of New York Mellon dated
                May 16, 2001

EX-99.(g)(viii) Amendment dated May 1,         Attached
                2009, to Schedule 2 of
                the Amended and Restated
                Foreign Custody Manager
                Agreement between the
                Registrant and The Bank
                of New York Mellon

EX-99.(g)(ix)   Terminal Link Agreement             *
                between Registrant and
                The Bank of New York
                Mellon dated February 16,
                1996

EX-99.(h)(i)    Subcontract for Fund           Attached
                Administrative Services
                dated March 1, 2008
                between Franklin
                Advisers, Inc. and
                Franklin Templeton
                Services, LLC

EX-99.(h)(ii)   Form of Special Servicing      Attached
                Agreement

EX-99.(i)(i)    Opinion and Consent of             *
                Counsel dated July 14,
                1998

EX-99.(j)(i)    Consent of Independent         Attached
                Registered Public
                Accounting Firm

EX-99.(m)(i)    Amended and Restated           Attached
                Class A Distribution Plan
                pursuant to Rule 12b-1
                between Registrant and
                Franklin/Templeton
                Distributors, Inc. dated
                February 1, 2009

EX-99.(m)(ii)   Form of Amended and            Attached
                Restated Class C
                Distribution Plan
                pursuant to Rule 12b-1
                between Registrant and
                Franklin/Templeton
                Distributors, Inc.

EX-99.(m)(iii)  Form of Amended and            Attached
                Restated Class B
                Distribution Plan
                pursuant to Rule 12b-1
                between Registrant and
                Franklin/Templeton
                Distributors, Inc.

EX-99(m)(iv)    Form of Amended and            Attached
                Restated Class R
                Distribution Plan
                pursuant to Rule 12b-1
                between Registrant and
                Franklin/Templeton
                Distributors, Inc.

EX-99.(n)(i)    Multiple Class Plan dated          *
                November 18, 2003

EX-99.(p)(i)    Code of Ethics dated May,      Attached
                2009

EX-99.(q)(i)    Power of Attorney dated        Attached
                December, 2008

EX-99.(q)(ii)   Power of Attorney dated        Attached
                March 2, 2009

*  Incorporated by Reference